As filed with the Securities and Exchange Commission on October 26, 2007

1933 Act File No. 333-15205

1940 Act File No. 811-07897

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-effective Amendment No.	☐
Post-effective Amendment No. 23	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 24	☒

Munder Series Trust II

(Exact Name of Registrant as Specified in Charter)

480 Pierce Street, Birmingham, Michigan	48009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 438-5789

Stephen J. Shenkenberg

c/o Munder Series Trust

480 Pierce Street

Birmingham, Michigan 48009

(Name and Address of Agent for Service)

Copies to:

Jane A. Kanter, Esquire

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006

Approximate Date of Proposed Public Offering:   As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective (check the appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (a)(1)

☒	on October 31, 2007 pursuant to paragraph (b)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for previously filed post-effective amendment.

Munder Healthcare Fund

PROSPECTUS

October 31, 2007

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The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that the information in this prospectus is adequate and accurate. Any representation to the contrary is a criminal offense.

CLASS A SHARES

(MFHAX)

CLASS B SHARES

(MFHBX)

CLASS C SHARES

(MFHCX)

CLASS K SHARES

(MFHKX)

CLASS R SHARES

(MFHRX)

CLASS Y SHARES

(MFHYX)

Munder Healthcare Fund

CLASS A, B, C, K, R & Y SHARES

This prospectus describes the goal and principal investment strategies of the Fund and the principal risks of investing in the Fund. For further information on the Fund’s investment strategies and risks, please read the section entitled “More About the Fund.” Certain terms used in this prospectus are defined in the Glossary. Unless this prospectus expressly provides otherwise, each goal, strategy and policy of the Fund may be changed by action of the Board of Trustees without shareholder approval.

GOAL AND PRINCIPAL

INVESTMENT STRATEGIES

Goal

The Fund’s goal is to provide long-term capital appreciation.

Principal Investment Strategies

The Fund pursues its goal by investing in equity securities of U.S. and, to a lesser extent, foreign companies providing health care, medical services and medical products worldwide.

The Fund will invest in:

-	drug and drug delivery companies;
-	biotechnology firms;
-	medical device and instrument manufacturers; and
-	health care service companies, including HMOs, hospitals, product distributors and clinical laboratories.

Under normal circumstances, the Fund will invest at least 80% of its assets in health care companies, which are companies for which at least 50% of sales, earnings or assets arise from or are dedicated to health or medical-related activities. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

The advisor selects companies using a “bottom-up approach” that identifies outstanding performance of individual companies before considering the impact of economic trends. The advisor evaluates companies based on a number of factors, including:

-	financial fundamentals;
-	growth prospects;
-	relative valuation;
-	intellectual property base and scientific grounding; and
-	strength of management.

There is no limit on the market capitalization of the companies in which the Fund may invest.

The Fund may invest in exchange-traded funds to manage cash.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund’s portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

-	Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

-	Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.

-	Concentration Risk

The Fund will concentrate its investments in companies that are primarily engaged in activities within the health care industries and companies providing services primarily within the health care industries. By concentrating its investments, the Fund is subject to higher market risk and price volatility than funds with more broadly diversified investments.

-	Healthcare-Related Risk

The value of stocks of health care and health care-related companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and cost containment measures. In addition, adverse economic, business or political developments affecting the health care sector could have a major effect on the value of the Fund’s investments.

-	Growth Investing Risk

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

-	Smaller Company Stock Risk

The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small companies’ stocks typically are traded in lower volume, and their issuers are subject to greater fluctuations in their earnings and prospects.

-	ETF Risk

ETFs are investment companies that are bought and sold on a securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. The risk of owning an ETF generally reflects the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

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PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund compare to those of a broad-based securities market index and another selected index.

The annual returns in the bar chart are for the Fund’s oldest class of shares, Class Y shares. Performance of Class A, Class B, Class C, Class K and Class R shares, net of applicable sales charges, will have annual returns similar to those of the Class Y shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. Because each class of shares has different sales charges, distribution fees and/or service fees, and expenses, the performance of each class will differ. Please see the section entitled “Fees and Expenses.”

When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Munder Healthcare Fund CLASS Y

TOTAL RETURN (%)

per calendar year

YTD through 9/30/07:	8.42%

Best Quarter:	47.57%	(quarter ended 3/31/00)
Worst Quarter:	(31.14)%	(quarter ended 3/31/01)

AVERAGE ANNUAL RETURNS

for periods ended December 31, 2006

	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS Y
Return Before Taxes	(0.65)	2.10	10.37	10.36
Return After Taxes on Distributions	(0.65)	2.10	10.25	10.24
Return After Taxes on Distributions and Sale of Fund Shares	(0.42)	1.80	9.21	9.21
S&P 500® Index(2) (reflects no deduction for fees, expenses or taxes)	15.79	6.19	8.42	8.42
S&P GSSI™ Health Care Index(2) (reflects no deduction for fees, expenses or taxes)	5.42	4.09	10.93	10.93

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	1 Year %	5 Years %	10 Years %	Since Inception %(1)
CLASS A
Return Before Taxes	(6.34)	0.70	—	8.26
S&P 500® Index(2) (reflects no deduction for fees, expenses or taxes)	15.79	6.19	—	7.83
S&P GSSI™ Health Care Index(2) (reflects no deduction for fees, expenses or taxes)	5.42	4.09	—	10.14
CLASS B
Return Before Taxes	(6.59)	0.71	—	8.31
S&P 500® Index(2) (reflects no deduction for fees, expenses or taxes)	15.79	6.19	—	7.83
S&P GSSI™ Health Care Index(2) (reflects no deduction for fees, expenses or taxes)	5.42	4.09	—	10.14
CLASS C
Return Before Taxes	(2.62)	1.09	—	8.89
S&P 500® Index(2) (reflects no deduction for fees, expenses or taxes)	15.79	6.19	—	8.42
S&P GSSI™ Health Care Index(2) (reflects no deduction for fees, expenses or taxes)	5.42	4.09	—	10.93
CLASS K
Return Before Taxes	(0.90)	1.84	—	11.00
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	15.79	6.19	—	8.35
S&P GSSI™ Health Care Index(2) (reflects no deductions for fees, expenses or taxes)	5.42	4.09	—	10.96
CLASS R
Return Before Taxes	(1.18)	—	—	8.47
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	15.79	—	—	13.11
S&P GSSI™ Health Care Index(2) (reflects no deductions for fees, expenses or taxes)	5.42	—	—	10.70

(1)	The inception dates for the Class Y, Class A, Class B, Class C, Class K and Class R shares are 12/31/96, 2/14/97, 1/31/97, 1/13/97, 4/1/97 and 7/29/04, respectively. The index returns from inception for Class Y, Class A, Class B, Class C, Class K and Class R shares are from 1/1/97, 2/1/97, 2/1/97, 1/1/97, 4/1/97 and 8/1/04, respectively.
(2)

The Standard & Poor’s 500® Composite Stock Price Index (S&P 500® Index) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The S&P GSSI™ Health Care Index (formerly, known as the Goldman Sachs Sector Index-Health Care) is a modified capitalization-weighted equity index designed to measure the performance of U.S. traded securities in the health care sector.

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Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class Y shares. The after-tax returns for the Class A, Class B, Class C, Class K and Class R shares will vary from those shown for the Class Y shares because, as noted above and set forth below in the section entitled “Fees and Expenses,” each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Historical information regarding the Fund, including prior names and benchmarks, is included in the Fund’s Statement of Additional Information.

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FEES & EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

SHAREHOLDER FEES paid directly from your investment	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Maximum Sales Charge (load) imposed on purchases (as a % of offering price)	5.5%(a)	None	None	None	None		None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None		None
Maximum Sales Charge (load) imposed on reinvested dividends	None	None	None	None	None		None
Redemption Fees	2%(e)	2%(e)	2%(e)	2%(e)	2%(e)		2%(e)
Exchange Fees	None	None	None	None	None		None

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares		Class Y Shares
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	(f)	0.00%
Non-12b-1 Service Plan Fees	0.00%	0.00%	0.00%	0.25%	0.00%		0.00%
Other Expenses	0.78%	0.77%	0.77%	0.78%	0.80%		0.78%
Acquired Fund Fees and Expenses (g)(h)	0.00%	0.00%	0.00%	0.00%	0.00%		0.00%

Total Annual Fund Operating Expenses including Acquired Fund Fees and Expenses (h)	2.03%	2.77%	2.77%	2.03%	2.30%		1.78%

(a)	The sales charge declines as the amount invested increases.
(b)	A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption.
(c)	The CDSC applies to redemptions of Class B shares within six years of purchase and declines over time.
(d)	The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)	A short-term trading fee of 2% may be assessed on redemptions made within 30 days of purchase. The short-term trading fee will not be assessed on accounts that are redeemed within the 30-day period because they do not meet the applicable account minimum or because the Fund is unable to verify an accountholder’s identity within a reasonable time after the account is opened.
(f)	The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class R shares that allows the Fund to use up to 1.00% of the average daily net assets attributable to its Class R shares of the Fund for distribution and other fees in connection with the sale of its Class R shares. However, under the Fund’s Distribution Agreement, such fees are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.
(g)	Acquired Fund Fees and Expenses reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest, including money market funds and ETFs.
(h)	Acquired Fund Fees and Expenses are less than 0.01% of the average net assets of the Fund.

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Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares*		Class B Shares**		Class C Shares*	Class C Shares**	Class K Shares	Class R Shares	Class Y Shares
1 Year	$745	$780		$280		$380	$280	$206	$233	$181
3 Years	$1,152	$1,159		$859		$859	$859	$637	$718	$560
05 Years	$1,583	$1,664		$1,464		$1,464	$1,464	$1,093	$1,230	$964
10 Years	$2,779	$2,922	***	$2,922	***	$3,099	$3,099	$2,358	$2,636	$2,095

*	Assumes you sold your shares at the end of the time period.
**	Assumes you stayed in the Fund.
***	Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) of the Fund on the first business day of the month following the eighth anniversary of the issuance.

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GLOSSARY

The Glossary explains certain terms used throughout this prospectus.

Convertible Securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and Depositary Shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

Equity Securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Foreign Securities include direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the U.S. Foreign securities also include indirect investments such as ADRs, ADSs, EDRs and GDRs.

Money Market Instruments are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. government securities.

Repurchase Agreements are agreements to purchase securities from banks or broker-dealers that agree to repurchase such securities at a specified time and price.

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of government agencies or instrumentalities such as Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

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MORE ABOUT THE FUND

The following section describes certain other applicable investment strategies and risks of the Fund. The Fund may use other techniques and invest in other securities and is subject to further restrictions and risks that are described below as well as in the Statement of Additional Information. For a complete description of the Fund’s principal investment strategies and principal risks please read the sections entitled “Goal and Principal Investment Strategies” and “Principal Risks” beginning on page 1 of this prospectus.

OTHER INVESTMENT

STRATEGIES AND RISKS

BORROWING

-	Investment Strategy

The Fund may borrow from banks in an amount up to 33 1/ 3% of the Fund’s assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets.

-	Special Risks

Borrowings by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities.

DERIVATIVES

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

-	Investment Strategy

The Fund may, but is not required to, use derivative instruments for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Fund will not use derivatives for speculative purposes (taking a position to possibly increase return).

There can be no assurance that the Fund will use derivatives to hedge any particular position or risk, nor can there by any assurance that a derivative hedge, if employed, will be successful.

-	Special Risks

The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative

10

instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

FOREIGN SECURITIES

Foreign securities include direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the U.S. Foreign securities also include indirect investments such as ADRs, ADSs, EDRs and GDRs.

-	Investment Strategy

The Fund may invest up to 25% of its total assets in foreign securities.

-	Special Risks

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

To the extent the Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign currency-denominated securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may

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expose it to risks independent of its securities positions.

SECURITIES LENDING

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, the Fund may realize additional income gains or losses.

-	Investment Strategy

The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 33 1/3% of the value of the Fund’s total assets (including the loan collateral).

-	Special Risks

The main risk when lending Fund securities is that, if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

SHORT-TERM TRADING

The historical portfolio turnover rates for the Fund are shown in the Financial Highlights.

-	Investment Strategy

The Fund may engage in short-term trading of portfolio securities which may increase the Fund’s turnover rates.

-	Special Risks

A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

TEMPORARY AND DEFENSIVE INVESTING

The Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments, repurchase agreements with maturities of less than 13 months and exchange-traded funds.

-	Investment Strategy

The Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

-	Special Risks

The Fund may not achieve its investment objective when its assets are invested in short-term obligations.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

-	Special Risks

Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

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The Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s

PUBLICATION OF

PORTFOLIO HOLDINGS

Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of the calendar month not earlier than 15 days after the end of such month. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

YOUR INVESTMENT

PURCHASING SHARES

You may purchase Class A shares of the Fund at the net asset value (NAV) next determined after your purchase order is received in proper form, plus any applicable sales charge.

You may purchase Class B, Class C, Class K, Class R or Class Y shares of the Fund at the NAV next determined after your purchase order is received in proper form.

Class B, Class K, Class R and Class Y shares are only available for purchase by limited types of investors. Please see the Shareholder Guide for more information regarding eligibility requirements.

Broker-dealers or financial intermediaries (other than the Fund’s distributor) may charge you additional fees for shares you purchase through them.

For information regarding policies and procedures associated with purchasing shares of the Fund, including minimum investment requirements, please see the Shareholder Guide.

EXCHANGING SHARES

You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

For information regarding policies and procedures associated with exchanging shares, please see the Shareholder Guide.

REDEEMING SHARES

You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) and/or short-term trading fee.

For more information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see the Shareholder Guide.

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The Fund offers Class A, Class B, Class C, Class K, Class R and Class Y shares through this prospectus. A summary comparison of the various classes appears in the table below. Please see the Shareholder Guide for more information regarding each class of shares.

Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase, the intended length of your investment and your eligibility to purchase those shares. In estimating the costs of investing in a particular class of shares, you should consider both ongoing annual expenses, including applicable Rule 12b-1 distribution and service fees and/or other service fees as described in the section entitled “Distribution and Service Fees,” and any initial sales charge or CDSC.

SHARE CLASS SELECTION

Class A Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement or education savings plan.

Initial Sales Charge	Up to 5.50% (reduced for purchases of $25,000 or more, and eliminated for purchases of $1 million or more and certain categories of investors).

Contingent Deferred Sales Charge	None (except that a 1.00% charge applies on certain redemptions made within one year of a $1 million investment for which no sales charge was paid).

Distribution and/or Service Fees	Rule 12b-1 fees of 0.25% annually.

Initial Purchase Minimum	$2,500 ($500 for UGMA, UTMA, ESA and IRA accounts; no minimum for certain retirement plan, wrap-fee program and similar accounts).

Purchase Maximum	None

Conversion Feature	None

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Class B Shares

Purchase Availability	Available to a limited group of investors for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge	Starts at 5.00% and declines to 0% six years after purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500 ($500 for UGMA, UTMA, ESA and IRA accounts; no minimum for certain retirement plan, wrap-fee program and similar accounts).

Purchase Maximum	$50,000

Conversion Feature	Automatic conversion to Class A shares on the first business day of the month following the eighth anniversary of issuance, reducing future annual expenses.*

Class C Shares
Purchase Availability	Available for direct investment in the Funds, through a broker or other financial intermediary, or through an employer-sponsored retirement plan.

Initial Sales Charge	None

Contingent Deferred Sales Charge	1.00% on redemptions made within one year of purchase.

Distribution and/or Service Fees	Rule 12b-1 fees of 1.00% annually.

Initial Purchase Minimum	$2,500 ($500 for UGMA, UTMA, ESA and IRA accounts; no minimum for certain retirement plan, wrap-fee program and similar accounts).

Purchase Maximum	$1 million

Conversion Feature	None

Class K Shares
Purchase Availability	Available only through selected financial institutions. Not available for direct investment in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge	None

Distribution and/or Service Fees	Service fees of 0.25% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	None
*	Please see the Statement of Additional Information for information regarding the conversion feature for Class B shares purchased prior to June 16, 2003.

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Class R Shares
Purchase Availability	May only be purchased through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge	None

Distribution and/or Service Fees	Rule 12b-1 fees of 0.50% annually.

Initial Purchase Minimum	None

Purchase Maximum	None

Conversion Feature	None

Class Y Shares
Purchase Availability	Available only to institutional investors, investors purchasing through financial intermediaries, investors purchasing through retirement plans that meet certain conditions, and investors with specific relationships with Munder Capital Management or the Munder Funds.

Initial Sales Charge	None

Contingent Deferred Sales Charge	None

Distribution and/or Service Fees	None

Initial Purchase Minimum	$1 million (reduced or eliminated for certain categories of investors).

Purchase Maximum	None

Conversion Feature	None

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APPLICABLE SALES CHARGES

Access to the following information is available through the Munder Funds website at www.munder.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.

FRONT-END SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales change. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge* as a Percentage of
	Offering Price %		Net Amount Invested %
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	**	None	**

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

1.    investors that have an investment account with the Fund’s investment advisor;

2.    full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;

3.    registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

4.    qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Funds;

5.    individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6.    individuals who reinvest the proceeds of redemptions from Class K or Class Y shares of another Munder Fund within 60 days of redemption;

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7.    banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;

8.    fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and

9.    qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.

You should inform the Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies. The Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of non-money market Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid on purchasing any such eligible shares). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, an individual shareholder may combine certain holdings and purchases, as described below. You may add to the amount of your purchase the market value of any class of shares of non-money market Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of non-money market Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

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If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:

-	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and
-	shares of the Munder Fund(s) held at any financial intermediary in accounts of family members, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem:

-	Class A shares purchased within one year of redemption as part of an investment of at least $1 million or more if a sales commission was paid at the time of investment;
-	Class B shares within six years of buying them; or
-	Class C shares within one year of buying them.

These time periods include the time you held Class A, Class B or Class C shares of another Munder Fund which you may have exchanged for Class A, Class B or Class C shares of the Healthcare Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.

The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the

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remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).

CDSC WAIVERS

We will waive any otherwise applicable CDSC payable upon redemptions of Class B or Class C shares for:

-	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;
-	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and
-

(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to a CDSC for the year. For more information about enrolling in a SWP, please see the Shareholder Guide.

Other waivers of the CDSC on Class B or Class C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.

DISTRIBUTION AND SERVICE FEES

DISTRIBUTION AND SERVICE PLAN FEES

The Fund has a Distribution and Service Plan with respect to its Class A, Class B, Class C, Class K and Class R shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, Class B, Class C and Class R shares and for services provided to shareholders of Class A, Class B, Class C, Class R and Class K shares.

Payments under the Plan by Class A, Class B, Class C and Class R shares, but not payments made under the Plan by Class K shares, are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, Class B, Class C, Class K and Class R shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B, Class C and Class R shares to finance activities relating to the distribution of those shares. However, under the Fund’s Distribution Agreement, the distribution and service fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these

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fees will increase the cost of an investment in Class A, Class B, Class C, Class K and Class R shares of the Fund, and may cost you more than paying other types of sales charges.

OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.

From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING FUND SHARES

The Fund’s NAV is calculated each day on which the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by:

(1)	taking the total value of the Fund’s assets allocated to a particular class of shares,
(2)	subtracting the liabilities and expenses charged to that class, and
(3)	dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the

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Fund will accelerate its NAV calculation and transaction deadlines to that time.

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern Time).

Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) are valued at the mean of the bid and asked prices, and depositary receipts are valued based on the underlying security’s value and relevant exchange rate. Fixed income securities are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time. The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation should a significant event occur subsequent to the close of the foreign securities exchanges. The Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure the Fund’s NAV appropriately reflects securities’ values at the time of pricing.

Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

In accordance with procedures established by the Board of Trustees to fair value the Fund’s securities, the advisor has established a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations

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of the pricing committee made during a quarter will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund declares and pays dividend distributions, if any, at least annually.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.

The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Current law generally provides for a maximum tax rate for individual taxpayers

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of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Founded in 1985, Munder Capital Management (MCM), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As of June 30, 2007, MCM had approximately $29.6 billion in assets under management, made up of $12.3 billion in actively managed equity securities, $5.6 billion in fixed income securities and $11.7 billion in cash management assets.

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MCM provides overall investment management for the Fund, and research and credit analysis concerning the Fund’s portfolio securities and is responsible for all purchases and sales of portfolio securities.

During the fiscal year ended June 30, 2007, the Fund paid an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report dated June 30, 2007.

PORTFOLIO MANAGEMENT TEAM

The Fund is managed by Thomas R. Wald.

Thomas R. Wald, CFA, Senior Portfolio Manager, has been a portfolio manager of the Fund since 2005. He is also a member of the team responsible for managing MCM’s healthcare investment discipline, and provides idea generation and research support in the health care sector for other equity disciplines at MCM. Mr. Wald rejoined MCM in January 2005, having previously been a senior equity analyst specializing in health care at MCM from 1995 to 1996. From 1997 to 2004, he was a senior vice president and portfolio manager at INVESCO—Denver, where he served as co-manager and lead manager of mutual funds.

Additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager, and his ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of operations of the class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. Our website, www.munder.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

HEALTHCARE FUND(a) (CLASS A)	Year Ended 6/30/07(b) Class A	Year Ended 6/30/06(b) Class A		Year Ended 6/30/05(b) Class A	Year Ended 6/03/04(b) Class A		Year Ended 6/30/03(b) Class A
Net asset value, beginning of period	$23.59	$23.78		$23.22	$17.67		$16.11

Income/(loss) from investment operations:
Net investment loss	(0.14)	(0.20)		(0.33)	(0.36)		(0.29)
Net realized and unrealized gain/(loss) on investments	3.30	(0.01)		0.89	5.91		1.85

Total from investment operations	3.16	(0.21)		0.56	5.55		1.56

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)	—

Voluntary contribution from Advisor	—	0.02		—	—		—

Net asset value, end of period	$26.75	$23.59		$23.78	$23.22		$17.67

Total return (d)	13.40%	(0.80	)%(f)	2.41%	31.41	%(e)	9.62%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$64,488	$71,711		$75,570	$98,196		$67,456
Ratio of operating expenses to average net assets	2.03%	1.83%		1.92%	1.91%		2.14%
Ratio of net investment loss to average net assets	(0.55)%	(0.81)%		(1.46)%	(1.68)%		(2.02)%
Portfolio turnover rate	30%	47%		118%	68%		46%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.03%	1.83%		1.92%	1.93%		2.17%

(a)	The Munder Healthcare Fund Class A Shares commenced operations on February 14, 1997.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(e)	If the Fund’s former sub-advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 31.30% for Class A Shares.
(f)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (0.88)% for Class A Shares.

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HEALTHCARE FUND(a) (CLASS B)	Year Ended 6/30/07(b) Class B	Year Ended 6/30/06(b) Class B		Year Ended 6/30/05(b) Class B	Year Ended 6/01/04(b) Class B		Year Ended 6/30/03(b) Class B
Net asset value, beginning of period	$21.98	$22.32		$21.96	$16.84		$15.47

Income/(loss) from investment operations:
Net investment loss	(0.31)	(0.37)		(0.46)	(0.49)		(0.39)
Net realized and unrealized gain/(loss) on investments	3.07	0.01		0.82	5.61		1.76

Total from investment operations	2.76	(0.36)		0.36	5.12		1.37

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)	—

Voluntary contribution from Advisor	—	0.02		—	—		—

Net asset value, end of period	$24.74	$21.98		$22.32	$21.96		$16.84

Total return (d)	12.56%	(1.52	)%(f)	1.64%	30.40	%(e)	8.86%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$19,155	$43,131		$86,320	$117,126		$104,007
Ratio of operating expenses to average net assets	2.77%	2.58%		2.67%	2.66%		2.89%
Ratio of net investment loss to average net assets	(1.31)%	(1.58)%		(2.21)%	(2.43)%		(2.77)%
Portfolio turnover rate	30%	47%		118%	68%		46%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.77%	2.58%		2.67%	2.68%		2.92%

(a)	The Munder Healthcare Fund Class B Shares commenced operations on January 31, 1997.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(e)	If the Fund’s former sub-advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 30.23% for Class B Shares.
(f)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (1.61)% for Class B Shares.

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HEALTHCARE FUND(a) (CLASS C)	Year Ended 6/30/07(b) Class C	Year Ended 6/30/06(b) Class C		Year Ended 6/30/05(b) Class C	Year Ended 6/03/04(b) Class C		Year Ended 6/30/03(b) Class C
Net asset value, beginning of period	$21.96	$22.30		$21.94	$16.82		$15.45

Income/(loss) from investment operations:
Net investment loss	(0.31)	(0.36)		(0.46)	(0.49)		(0.39)
Net realized and unrealized gain/(loss) on investments	3.06	0.00	(c)	0.82	5.61		1.76

Total from investment operations	2.75	(0.36)		0.36	5.12		1.37

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)	—

Voluntary contribution from Advisor	—	0.02		—	—		—

Net asset value, end of period	$24.71	$21.96		$22.30	$21.94		$16.82

Total return (d)	12.52%	(1.52	)%(f)	1.64%	30.44	%(e)	8.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$24,170	$30,948		$41,443	$55,756		$49,725
Ratio of operating expenses to average net assets	2.77%	2.58%		2.67%	2.66%		2.89%
Ratio of net investment loss to average net assets	(1.30)%	(1.57)%		(2.21)%	(2.43)%		(2.77)%
Portfolio turnover rate	30%	47%		118%	68%		46%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.77%	2.58%		2.67%	2.68%		2.92%

(a)	The Munder Healthcare Fund Class C Shares commenced operations on January 13, 1997.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(e)	If the Fund’s former sub-advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 30.26% for Class C Shares.
(f)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (1.61)% for Class C Shares.

28

HEALTHCARE FUND(a) (CLASS K)	Year Ended 6/30/07(b) Class K	Year Ended 6/30/06(b) Class K		Year Ended 6/30/05(b) Class K	Year Ended 6/03/04(b) Class K		Year Ended 6/30/03(b) Class K
Net asset value, beginning of period	$23.55	$23.75		$23.18	$17.64		$16.09

Income/(loss) from investment operations:
Net investment loss	(0.14)	(0.20)		(0.33)	(0.36)		(0.29)
Net realized and unrealized gain/(loss) on investments	3.30	(0.02)		0.90	5.90		1.84

Total from investment operations	3.16	(0.22)		0.57	5.54		1.55

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)	—

Voluntary contribution from Advisor	—	0.02		—	—		—

Net asset value, end of period	$26.71	$23.55		$23.75	$23.18		$17.64

Total return (d)	13.42%	(0.84	)%(f)	2.41%	31.46	%(e)	9.63%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$96	$85		$141	$165		$184
Ratio of operating expenses to average net assets	2.03%	1.84%		1.92%	1.91%		2.14%
Ratio of net investment loss to average net assets	(0.54)%	(0.82)%		(1.46)%	(1.68)%		(2.02)%
Portfolio turnover rate	30%	47%		118%	68%		46%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.03%	1.84%		1.92%	1.93%		2.17%

(a)	The Munder Healthcare Fund Class K Shares commenced operations on April 1, 1997.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated.
(e)	If the Fund’s former sub-advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 31.24% for Class K Shares.
(f)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (0.93)% for Class K Shares.

29

HEALTHCARE FUND(a) (CLASS R)	Year Ended 6/30/07(b) Class R	Year Ended 6/30/06(b) Class R		Period Ended 6/30/05(b) Class R
Net asset value, beginning of period	$23.48	$23.73		$20.62

Income/(loss) from investment operations:
Net investment loss	(0.20)	(0.26)		(0.35)
Net realized and unrealized gain/(loss) on investments	3.27	(0.01)		3.46

Total from investment operations	3.07	(0.27)		3.11

Short-term trading fees	0.00 (c)	0.00	(c)	0.00	(c)

Voluntary contribution from Advisor	—	0.02		—

Net asset value, end of period	$26.55	$23.48		$23.73

Total return (d)	13.07%	(1.05	)%(e)	15.08%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15	$6		$6
Ratio of operating expenses to average net assets	2.30%	2.09%		2.17	%(f)
Ratio of net investment loss to average net assets	(0.79)%	(1.07)%		(1.70	)(f)
Portfolio turnover rate	30%	47%		118%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.30%	2.09%		2.17	%(f)

(a)	The Munder Healthcare Fund Class R Shares commenced operations on July 29, 2004.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated.
(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (1.14)% for Class R Shares.
(f)	Annualized.

30

HEALTHCARE FUND(a) (CLASS Y)	Year Ended 6/30/07(b) Class Y	Year Ended 6/30/06(b) Class Y		Year Ended 6/30/05(b) Class Y	Year Ended 6/30/04(b) Class Y		Year Ended 6/30/03(b) Class Y
Net asset value, beginning of period	$24.13	$24.26		$23.64	$17.94		$16.32

Income/(loss) from investment operations:
Net investment loss	(0.08)	(0.14)		(0.28)	(0.31)		(0.26)
Net realized and unrealized gain/(loss) on investments	3.38	(0.01)		0.90	6.01		1.88

Total from investment operations	3.30	(0.15)		0.62	5.70		1.62

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)	—

Voluntary contribution from Advisor	—	0.02		—	—		—

Net asset value, end of period	$27.43	$24.13		$24.26	$23.64		$17.94

Total return (d)	13.68%	(0.58	)%(f)	2.66%	31.77	%(e)	9.93%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$12,011	$10,779		$10,841	$10,994		$7,031
Ratio of operating expenses to average net assets	1.78%	1.58%		1.67%	1.66%		1.89%
Ratio of net investment loss to average net assets	(0.30)%	(0.56)%		(1.21)%	(1.43)%		(1.77)%
Portfolio turnover rate	30%	47%		118%	68%		46%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	1.78%	1.58%		1.67%	1.68%		1.92%

(a)	The Munder Healthcare Fund Class Y Shares commenced operations on December 31, 1996.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated.
(e)	If the Fund’s former sub-advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 31.61% for Class Y Shares.
(f)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (0.66)% for Class Y Shares.

31

SHAREHOLDER GUIDE

Dated October 31, 2007

The Shareholder Guide provides information regarding the purchase, redemption and exchange of shares of the Munder Funds. The information contained in this Shareholder Guide is part of, and incorporated into, the Munder Funds Class A, B, C, I, K, R & Y shares Prospectuses dated October 31, 2007. Not all Funds offer all classes of shares.

HOW TO REACH THE FUNDS

CONTACT SHAREHOLDER SERVICES

For account inquiries or information, literature, forms, etc.:

By telephone:

1-800-438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

By overnight delivery:	The Munder Funds

101 Sabin Street Pawtucket, RI 02860

For other inquiries or complaints:

By telephone:

1-800-468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St. Birmingham, MI 48009

By e-mail:	fundcontact@munder.com

PURCHASE INFORMATION

WHO MAY PURCHASE SHARES

Class A & Class C Shares

All investors are eligible to purchase Class A or Class C shares.

Class B Shares

Class B Shares of the Munder Funds are available for purchase only as follows:

-

Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-

Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary;
-

401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 (whether or not such retirement plans have any participants investing in the Fund) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts;

-

401(k) retirement plans (and other similar group retirement plans) seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option, may open participant accounts in Class B shares of that Fund; and

-

Any client or customer of a broker, financial intermediary or other financial institution that (i) received a sales presentation within the six months prior to February 28, 2007 that included Class B shares of one or more Munder Funds as an investment option and (ii) was identified in writing to the Munder Funds on or before March 31, 2007 by the relevant broker, financial intermediary or financial institution as a likely investor in Class B shares of a Munder Fund may purchase Class B shares.

If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Shareholder Guide, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Shareholder Guide.

The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.

Class K Shares

Customers (and their immediate family members) of banks and other institutions that have entered into agreements with the Funds to provide shareholder services for Class K shareholders may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) acting on behalf of their customers, will normally be the holders of record of Fund shares and will reflect their customers’ beneficial ownership of shares in the account statements provided by them to their customers.

The Funds may refuse any purchase orders from ineligible investors who select Class K shares.

Class R Shares

Investors may purchase Class R shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Funds, including without limitation:

-	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans; and
-	Managed account programs sponsored by a broker-dealer, registered investment adviser or bank trust department.

The Funds may refuse any purchase orders from ineligible investors who select Class R shares.

Class Y Shares

Only the following investors may purchase Class Y shares:

-

institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; and investment companies);

-	investment advisors, broker-dealers and other financial intermediaries acting for their own accounts or for the accounts of their clients;
-	Trustees and officers of the Munder Funds and their immediate family members;
-	employees and retired employees of the Funds’ investment advisor;
-	Munder Capital Management’s investment advisory clients; and
-	immediate family members of employees of the Funds’ investment advisor.

The Funds may refuse any purchase orders from ineligible investors who select Class Y shares.

Class I Shares

Individual investors and institutional investors may purchase Class I shares.

METHODS FOR PURCHASING SHARES

Investors may purchase Fund shares through one of the following means:

Through a Broker, Financial Intermediary and/or Financial Institution

Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Funds’ distributor can sell you shares of the Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Account Application to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer (EFT)

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munder.com to establish an Internet login and password for online transactions.

Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (AIP)

Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

POLICIES FOR PURCHASING SHARES

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

-	Name;

-	Date of birth (for individuals);

-	Residential or business street address (although post office boxes are still permitted for mailing); and

-	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We may also close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Investment Minimums

(Class A, B & C Shares)

With respect to any Class A, B or C shares account, except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account, even if the investment is made through a group or omnibus account. In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then current prospectuses) including applicable initial investment minimums.

Except as provided below, the minimum initial investment for Class A, Class B and Class C shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (IRAs), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minors Act (UGMA) and Uniform Transfer to Minors Act (UTMA) accounts is $500. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through eligible retirement plans (or similar group accounts) or eligible wrap-fee programs (or similar programs). For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees. “Eligible wrap-fee and similar programs” are those which have been approved by an officer of the Fund.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of the investment minimums will vary.

If you wish to invest more than $50,000, and you are not eligible to purchase Class Y or Class I shares, you should purchase Class A or Class C shares. If you wish to invest more than $1 million, and you are not eligible to purchase Class Y or Class I shares, you should purchase Class A shares.

Investment Minimums

(Class K & R Shares)

There is no minimum initial or subsequent investment for Class K or Class R shares.

Investment Minimums (Class Y Shares)

With respect to any Class Y shares account, except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account, even if the investment is made through a group or omnibus account. In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then current prospectuses) including applicable initial investment minimums.

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

A reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds.

Investment minimums do not apply to purchases made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been negotiated pursuant to procedures adopted by the Funds’ Board of Trustees.

Investment minimums do not apply to clients in wrap-fee programs or other asset-based advisory fee programs, where the sponsor has entered into a written agreement with the Funds to offer Class Y shares through the applicable program.

Investment minimums do not apply to investments made by Trustees or officers of the Munder Funds or their immediate family members, employees of Munder Capital Management or their immediate family members, retired officers or employees of Munder Capital Management, or investment advisory clients of Munder Capital Management.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

Where operational limitations restrict the ability of the Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of the investment minimums will vary.

Investment Minimums (Class I Shares)

Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.

Investment minimums do not apply to accounts held through an intermediary that maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average account size in the Fund equivalent to $200,000 or greater.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

Accounts Below Minimums

For each account that you own, if your investment in Class A, Class B or Class C shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.

To the extent feasible, we may waive low account balance fees on Class A or Class B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

We further reserve the right, upon 30 days’ advance written notice, to redeem your Class A, Class B or Class C shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares account if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.

Timing of Orders

Purchase orders must be received by the Funds or an authorized agent of the Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

REDEMPTION INFORMATION

METHODS FOR REDEEMING SHARES

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal

Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an Internet login and password, please visit www.munder.com.

As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (SWP)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B or Class C shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A, Class B or Class C shares.

By Writing a Check

Free checkwriting is available to Class A and Class Y shareholders of the Taxable Income Funds (other than the International Bond Fund), Tax-Free Income Funds and Money Market Funds who complete a Checkwriting Authorization Form and return it to us. Checks that are written in amounts less than $500 may be refused. You may not close a Fund account by writing a check. We may change or terminate this program on 30 days’ advance written notice to you.

POLICIES FOR REDEEMING SHARES

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A, Class B and Class C redemption requests:

-	redemption proceeds greater than $50,000;
-	redemption proceeds not being made payable to the record owner of the account;
-	redemption proceeds not being mailed to the address of record on the account;
-	redemption proceeds being mailed to address of record that has changed within the last 30 days;
-	redemption proceeds being transferred to another Munder Fund account with a different registration;
-	change in ownership or registration of the account; or
-	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class K, Class R or Class Y share redemptions.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

EXCHANGE INFORMATION

METHODS FOR EXCHANGING SHARES

Shareholders may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an Internet login and password, please visit www.munder.com.

The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

POLICIES FOR EXCHANGING SHARES

-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-

If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of a Munder Fund that were issued without the imposition of a sales charge are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

-

Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

-	Class A, Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-

Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	Brokers or financial intermediaries may charge you a fee for handling exchanges.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fee

A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES

AND REDEMPTIONS

-

We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

-	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	We may temporarily stop redeeming shares if:

(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.

-

We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase or redemption of Fund shares.

-

Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check. Same-day processing is available only for the Money Market Funds, provided we receive notice of the trade prior to the applicable cut-off time (see below).

-

If we receive notice of your intent to process a same-day trade and your purchase order for the Cash Investment Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 2:45 p.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 2:45 p.m. (Eastern time), you will receive dividends for that day.

If we receive notice of your intent to process a same-day trade and your purchase order for the Tax-Free Money Market Fund is received in proper form before 11:30 a.m. (Eastern time), you will receive dividends for that day. Otherwise you will begin to earn dividends on the first business day following the day of purchase. For same-day redemption orders received before 11:30 a.m. (Eastern time), you will not receive dividends for that day. For same day redemption orders received after 11:30 a.m. (Eastern time), you will receive dividends for that day.

-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A, Class B or Class C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). This privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under this privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AND SHORT-TERM TRADING FEE

Policies and Procedures

The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities. With respect to the Cash Investment Fund, a money market fund that attempts to maintain a stable net asset value, short-term trading does not generally pose the same issue for that Fund as for other Munder Funds.

The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.

The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

Short-Term Trading Fee

Consistent with the Funds’ policies and procedures, we may apply a 2% short-term trading fee if you redeem or exchange shares of the Asset Allocation Fund—Balanced, the Equity Funds or the International Bond Fund within 30 days of purchase. The fee will be applied based on net assets at the time of the transaction. Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

The Funds will seek to apply short-term trading fees as uniformly as possible. Where operational limitations restrict the ability of the Funds to impose short-term trading fees or apply certain exemptions from the fees, particularly with respect to trades processed through financial intermediaries or omnibus account arrangements, application of short-term trading fees will vary. To the extent feasible, the following types of transactions will be exempt from short-term trading fees: shares purchased through the automatic reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares purchased through an automatic investment program or similar periodic investment plan; transactions associated with the automatic rebalancing of an account; shares purchased as a result of an employer contribution to a qualified retirement plan account; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan or similar periodic withdrawal plan; shares redeemed as part of a loan or hardship withdrawal from a qualified plan; shares redeemed to repay a loan from a qualified retirement account; shares redeemed for payment of involuntary fees; shares redeemed as part of a required distribution from a qualified retirement plan or IRA; shares redeemed upon the death or disability of an owner of record of an account; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees.

Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemption fees on such accounts; accounts for which the beneficial owner is an asset allocation fund or funds (or similar pooled investment vehicle) that rebalances no more frequently than quarterly; and wrap fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds. In addition, we reserve the right to waive the short-term trading fees in certain limited circumstances where the Funds determine the transaction does not pose the risks that the Funds’ policies and procedures are designed to mitigate. Such waivers are subject to the advance written approval of two officers of the Funds and are reported to the Board of Trustees.

ADDITIONAL INFORMATION

Information relating to purchases and sales of shares of the Fund is provided in the Shareholder Guide, which is incorporated by reference into (and is considered a part of) this prospectus.

More information about the Fund is available free of charge upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information provides more detail about the Fund and its investment strategies, risks and restrictions. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered part of) this prospectus.

SHAREHOLDER INQUIRIES:

By e-mail:	fundcontact@munder.com

By telephone:	1-800-468-6337

By mail:	The Munder Funds

Attn: Secretary

480 Pierce Street

Birmingham, MI 48009

Distributor: Funds Distributor, Inc.

SEC File Number: 811-7897

TO OBTAIN INFORMATION:

By telephone:	1-800-438-5789

By mail:	The Munder Funds

P.O. Box 9701

Providence, RI 02940-9701

By overnight delivery:	The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By web:	www.munder.com

You may find more information about the Fund online. This website is not considered part of the prospectus.

SECURITIES AND EXCHANGE COMMISSION

Text-only versions of Fund documents can be viewed online or downloaded from: www.sec.gov

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROHC1007

THE MUNDER FUNDS

Munder Series Trust	Munder Micro-Cap Equity Fund
Munder Asset Allocation Fund – Balanced	Munder Mid-Cap Core Growth Fund
Munder Bond Fund	Munder Mid-Cap Value Fund
Munder Cash Investment Fund	Munder Real Estate Equity Investment Fund
Munder Energy Fund	Munder S&P® MidCap Index Equity Fund
Munder Index 500 Fund	Munder S&P® SmallCap Index Equity Fund
Munder Intermediate Bond Fund	Munder Small-Cap Value Fund
Munder International Bond Fund	Munder Small-Mid Cap Fund
Munder International Equity Fund	Munder Small-Mid Cap 130/30 Fund
Munder International Fund – Core Equity	Munder Tax-Free Money Market Fund
Munder International Small-Mid Cap Fund	Munder Tax-Free Short & Intermediate Bond Fund
Munder Internet Fund	Munder Technology Fund
Munder Large-Cap Growth Fund
Munder Large-Cap Value Fund

Munder Series Trust II

Munder Healthcare Fund

(collectively, the “Funds”)

STATEMENT OF ADDITIONAL INFORMATION

Dated October 31, 2007

This Statement of Additional Information (“SAI”), which has been filed with the Securities and Exchange Commission (“SEC”), provides supplementary information pertaining to all classes of shares representing interests in each of the investment portfolios listed above (“Funds”). The investment advisor for the Funds is Munder Capital Management (“MCM” or “Advisor”). This SAI is not a prospectus, and should be read only in conjunction with the relevant prospectus for the Funds (each a “Prospectus”). The Prospectuses for all of the Funds are dated October 31, 2007. The financial statements for the Funds including the notes thereto, dated June 30, 2007, are incorporated by reference into this SAI from the annual reports of the Funds. A copy of the Prospectuses and annual and semi-annual reports may be obtained free of charge through Funds Distributor, Inc. (“Distributor”), or by calling the Funds at (800) 438-5789.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAIANNUAL1007

No person has been authorized to give any information or to make any representations not contained in this SAI or in each Prospectus in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

FUND HISTORY AND GENERAL INFORMATION

The following investment companies and their portfolios are described in this SAI:

Munder Series Trust (“MST”)

Munder Asset Allocation Fund - Balanced (“Asset Allocation Fund - Balanced”)

Munder Bond Fund (“Bond Fund”)

Munder Cash Investment Fund (“Cash Investment Fund”)

Munder Energy Fund (“Energy Fund”)

Munder Index 500 Fund (“Index 500 Fund”)

Munder Intermediate Bond Fund (“Intermediate Bond Fund”)

Munder International Bond Fund (“International Bond Fund”)

Munder International Equity Fund (“International Equity Fund”)

Munder International Fund – Core Equity (“International Fund – Core Equity”)

Munder International Small-Mid Cap Fund (“International Small-Mid Cap Fund”)

Munder Internet Fund (“Internet Fund”)

Munder Large-Cap Growth Fund (“Large-Cap Growth Fund”)

Munder Large-Cap Value Fund (“Large-Cap Value Fund”)

Munder Micro-Cap Equity Fund (“Micro-Cap Equity Fund”)

Munder Mid-Cap Core Growth Fund (“Mid-Cap Core Growth Fund”)

Munder Mid-Cap Value Fund (“Mid-Cap Value Fund”)

Munder Real Estate Equity Investment Fund (“Real Estate Equity Investment Fund”)

Munder S&P® MidCap Index Equity Fund (“S&P® MidCap Index Equity Fund”)

Munder S&P® SmallCap Index Equity Fund (“S&P® SmallCap Index Equity Fund”)

Munder Small-Cap Value Fund (“Small-Cap Value Fund”)

Munder Small-Mid Cap Fund (“Small-Mid Cap Fund”)

Munder Small-Mid Cap 130/30 Fund (“Small-Mid Cap 130/30 Fund”)

Munder Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)

Munder Tax-Free Short & Intermediate Bond Fund (“Tax-Free Short & Intermediate Bond Fund”)

Munder Technology Fund (“Technology Fund”)

Munder Series Trust II (“MST II”)

Munder Healthcare Fund (“Healthcare Fund”)

MST and MST II are each open-end management investment companies that, along with The Munder @Vantage Fund (“@Vantage”) (information for which is not provided in this SAI), make up The Munder Funds family of mutual funds. MST was organized as a Delaware statutory trust on January 31, 2003. MST II (formerly known as the Munder Framlington Funds Trust) was organized as a Massachusetts business trust on October 30, 1996. Each of the Funds is a diversified mutual fund, except the International Bond Fund. Prior to June 13, 2003, each of the Funds of MST were series of The Munder Funds, Inc. (“MFI”), MST II or The Munder Funds Trust (“MFT”). On June 13, 2003, each of the portfolios of MFI (except Technology Fund, Micro-Cap Equity Fund, Internet Fund and Energy Fund), each of the portfolios of MFT and each of the portfolios of MST II (except Healthcare Fund) were reorganized as separate series of MST. On April 30, 2003 and May 15, 2003, each of the portfolios of St. Clair Funds, Inc. (“St. Clair”) were also reorganized as separate series of MST, two of which are offered in separate prospectuses and SAIs. On October 30, 2003, the Technology Fund, Micro-Cap Equity Fund, Internet Fund and Energy Fund, the remaining portfolios of MFI, were reorganized as separate series of MST. The portfolios of St. Clair, MFI, MFT and MST II that were reorganized into series of MST are referred to in this SAI together as the “Predecessor Funds.” MST, MST II and @Vantage are referred to in this SAI collectively as the “Munder Funds.”

The following is the listing of all name changes for the Funds: Energy Fund (formerly known as Power Plus Fund); Asset Allocation Fund – Balanced (formerly known as Balanced Fund); Technology Fund (formerly known as Future Technology Fund); Internet Fund (formerly known as NetNet Fund); Large-Cap Growth Fund (formerly known as Large-Cap Core Growth Fund, formerly known as Multi-Season Growth Fund); Mid-Cap Core Growth Fund (formerly known as MidCap Select Fund, formerly known as Growth Opportunities Fund); Large-Cap Value Fund (formerly known as Equity Income Fund, formerly known as Growth & Income Fund, formerly known as Income Stock Fund); Cash Investment Fund (formerly known as Money Market Fund); Index 500 Fund (formerly known as Indexed Stock Fund); International Equity Fund (formerly known as International Stock Fund); S&P® MidCap Index Equity Fund (formerly known as Institutional S&P® MidCap Index Equity Fund); S&P® SmallCap Index Equity Fund (formerly known as the Institutional S&P® SmallCap Index Equity Fund); Tax-Free Short & Intermediate Bond Fund (formerly known as Tax-Free Short-Intermediate Bond Fund, formerly known as Tax-Free Intermediate Bond Fund); and Healthcare Fund (formerly known as Framlington Healthcare Fund). The Tax-Free Short & Intermediate Bond Fund originally commenced operations on February 9, 1987 under the name St. Clair Tax-Free Intermediate Bond Fund as a separate portfolio of the St. Clair Tax-Free Fund, Inc. On November 20, 1992, the St. Clair Tax-Free Intermediate Bond Fund was reorganized as the Ambassador Tax-Free Intermediate Bond Fund. On February 14, 2006, the MST Board of Trustees approved a change in each of the S&P® MidCap Index Equity Fund and the S&P® SmallCap Index Equity Fund’s fiscal year end from December 31 to June 30.

As stated in each Prospectus, the investment advisor of each Fund is Munder Capital Management, a Delaware general partnership. As of the date of this SAI, the partners of Munder Capital Management are Munder Capital Holdings, LLC, which owns approximately 99.5% of Munder Capital Management, and Munder Capital Holdings II, LLC, which owns approximately 0.5% of Munder Capital Management. As of June 30, 2007, the ownership of Munder Capital Management was as follows: Munder Capital Management employees hold partnership units representing 20.3% of the firm’s value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next five years; Crestview Partners GP, L.P. and its affiliates hold units representing 67.1% of the firm’s value; and other minority -interest investors hold units totaling 12.6% of the value. World Asset Management, Inc., a Delaware corporation, (“World”) serves as the sub-advisor to the Index 500 Fund, S&P® MidCap Index Equity Fund and the S&P® SmallCap Index Equity Fund (referred to collectively herein as the “Index Funds”). World is an indirect, wholly-owned subsidiary of Comerica Incorporated (“Comerica”). Prior to December 29, 2006, the Advisor was an indirect subsidiary of Comerica, which owned or controlled approximately 96% (89% on a fully diluted basis) of the partnership interests in the Advisor.

Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in each Prospectus.

FUND INVESTMENTS

The following supplements the information contained in each Prospectus concerning the investment objectives and policies of each of the Funds. Each Fund’s investment objective or goal is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund’s outstanding shares. The Tax-Free Short & Intermediate Bond Fund and the Tax-Free Money Market Fund each have a fundamental policy to invest, under normal circumstances, at least 80% of its respective assets in securities, the interest from which is exempt from regular Federal income tax. All other investment policies, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Boards of Trustees (“Board”) without the authorization of the Fund’s shareholders. Certain Funds have investment strategies to invest in a specific type of investment. These strategies may not be changed without 60 days’ prior notice to shareholders. There can be no assurance that any Fund will achieve its objective or goal.

In determining the rating of an investment, the Funds may rely on credit ratings issued by credit rating agencies registered with the SEC as “nationally recognized statistical rating organizations” (“NRSROs”). Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P®”) and Fitch Ratings, Inc. (“Fitch”) are each registered as an NRSRO. A description of the applicable credit ratings of these NRSROs is set forth in Appendix A to this SAI.

For purposes of this SAI, the Energy Fund, Healthcare Fund, Index 500 Fund, International Equity Fund, International Fund – Core Equity, International Small-Mid Cap Fund, Internet Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, Mid-Cap Core Growth Fund, Mid-Cap Value Fund, Real Estate Equity Investment Fund, S&P® MidCap Index Equity Fund, S&P® SmallCap Index Equity Fund, Small-Cap Value Fund, Small-Mid Cap Fund, Small-Mid Cap 130/30 Fund and Technology Fund are referred to as the “Equity Funds”; the Bond Fund, International Bond Fund and Intermediate Bond Fund are referred to as the “Bond Funds”; the Tax-Free Short & Intermediate Bond Fund is referred to as the “Tax-Free Bond Fund”; and the Cash Investment Fund and Tax-Free Money Market Fund are referred to as the “Money Market Funds.” In addition, any references to investment limitations or permissible investments for the Bond Funds or the Equity Funds will also apply to the Asset Allocation Fund - Balanced.

To the extent that a reference in this section refers to the “Advisor,” such reference should also be read to refer to World with respect to the Index Funds where the context requires.

Asset-Backed Securities. The Bond Funds and the Cash Investment Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the securities as the result of unscheduled principal payments and prepayments. The rate of such prepayments, and hence the life of the securities, will be primarily a function of current interest rates and current conditions in the relevant markets. Because of these and other reasons, an asset-backed security’s total return may be difficult to predict precisely.

Bank Obligations. Each of the Funds may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers’ acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Funds will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by a Fund (other than the Money Market Funds) in (i) obligations of domestic banks and (ii) obligations of foreign banks and foreign branches of domestic banks each will not exceed 25% of the Fund’s total assets at the time of investment.

Non-domestic bank obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although a Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

Borrowing. Each Fund is authorized to borrow money as permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDO”), which include collateralized bond obligations (“CBO”), collateralized loan obligations (“CLO”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commercial Paper. Each Fund may invest in commercial paper, including tax-exempt commercial paper (i.e., short term promissory notes issued by corporations). Each Fund, except the Money Market Funds, may invest in commercial paper of issuers rated, at the time of purchase, in one of the two highest rating categories by at least one NRSRO. Investments by each of the Money Market Funds will consist of issuers rated, at the time, in one of the two highest rating categories by an NRSRO if rated by only one NRSRO, or by two NRSROs if rated by more than one NRSRO. To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Funds will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, a Fund’s rating criteria, the Fund may require that the issuer’s obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In addition, each of the Funds may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Advisor at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by such Fund as previously described.

Credit Default Swaps. The Bond Funds may enter into credit default swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, credit default swaps are subject to the risk of illiquidity within the credit default swap market on the whole, as well as counterparty risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps with physical settlements in which a Fund is the seller, the Fund will designate or segregate cash or liquid assets on the Fund’s records with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund) or enter into offsetting transactions. For credit default swaps with cash settlements, sales of protection require the Fund to designate or segregate on its records cash or liquid assets equal to par minus current market value. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Depositary Receipts and New York Registered Shares. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. Generally, investors may pay a fee to convert depositary receipts to the home-market shares.

To the extent a Fund may invest in foreign securities (see below), it may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs are traded in U.S. dollars on U.S. exchanges or over-the-counter, are typically issued by a U.S. bank or trust company, and evidence ownership of underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) Investments in these types of securities involve similar risks to investments in foreign securities.

Generally, foreign security depositary receipts in registered form are designed for use in the U.S. securities market and foreign security depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts in which each of the Funds may invest are typically denominated in U.S. dollars, but may be denominated in other currencies. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities. For purposes of each of the Fund’s investment policies, a Fund’s investments in depositary receipts will be deemed to be investments in the underlying securities.

Unlike depositary receipts of foreign companies, NYRs are not receipts backed by the home market security, but represent dollar-denominated direct claims on the issuing company’s capital. Investment in NYRs, therefore, involves similar risks to investing directly in other types of foreign securities. Like depositary receipts, however, investors may pay a fee to convert to the home-market shares.

Exchange Traded Funds (“ETFs”). ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also the description of Investment Company Securities).

Foreign Securities. Each Equity Fund (except the International Equity Fund, the International Fund – Core Equity, the International Small-Mid Cap Fund and the Real Estate Equity Investment Fund), each Bond Fund (except the International Bond Fund), the Asset Allocation Fund - Balanced and the Cash Investment Fund may invest up to 25% of its assets in foreign securities. The Real Estate Equity Investment Fund may not invest in foreign securities. The Tax-Free Bond Fund may invest up to 10% of its assets in foreign securities. Under normal circumstances, the International Equity Fund and the International Bond Fund will each invest at least 80% of its assets in securities of issuers located in at least three countries other than the United States. There is no limit on the International Fund – Core Equity or International Small-Mid Cap Fund’s investments in foreign securities.

The International Bond Fund will primarily invest in foreign debt obligations denominated in foreign currencies, which are issued by foreign governments and government agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (as defined below); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. For the purposes of the International Bond Fund’s policy to invest at least 80% of its assets in the securities of issuers in at least three foreign countries, the securities described in this paragraph are considered securities of an issuer in a foreign country.

Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened in emerging market countries and Eastern European countries.

Investments in companies in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, in some cases, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries.

Investments in emerging market countries may involve risks of nationalization, expropriation and confiscatory taxation. The governments of a number of emerging market countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in most emerging market countries. Finally, even though certain emerging market currencies may be convertible into United States dollars, the conversion rates may be artificial rather than reflecting their actual market values and may be adverse to a Fund.

In connection with the purchase or sale of securities denominated in foreign currencies, the Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Advisor will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund’s investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, each of the Equity Funds (excluding the Real Estate Equity Investment Fund), the Asset Allocation Fund—Balanced and the Bond Funds is authorized, but is not required, to enter into forward foreign currency exchange contracts (“forward currency contracts”) and spot currency contracts (“spot contracts”). Other currency transactions include currency futures, options on currencies, and currency swaps. Forward currency contracts involve a privately negotiated obligation to purchase or sell (with delivery generally required) a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Neither forward currency contracts nor spot contracts eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time or purchase currency at a particular point in time. Spot contracts involve the purchase of foreign currency at the current rate, typically in an effort to facilitate transactions in foreign securities. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in this SAI.

A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

When the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may, but is not obligated to, enter into a forward currency contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, a Fund may enter into a forward currency contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, while forward currency contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

At the maturity of a forward currency contract to sell a currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund will designate on its records cash or liquid assets equal to the amount of the Fund’s assets that could be required to consummate a forward currency contract at the settlement date except to the extent the contracts are otherwise “covered.” A forward currency contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency. Although a Fund is not required to designate cash or liquid assets on its records with regard to “covered” forward currency contracts, each Fund will monitor its leverage exposure to such contracts daily.

Beginning on the date a Fund enters into a currency swap transaction, the Fund will designate on its records cash or liquid assets sufficient to make payment for each currency swap transaction on the next payment date. This amount will be equal to the net difference between the present value of the payments a Fund expects to receive and the present value of the payments the Fund expects to make. However, a Fund is not required to designate any assets in connection with currency swap transactions if the present value of the payments it expects to receive is greater than the present value of the payments it expects to make.

For the purpose of determining the adequacy of the securities designated in connection with forward currency contracts and currency swap transactions, the value of the designated securities will be marked to market daily. If the market value of such securities declines or the designated securities become illiquid, additional cash or liquid assets will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. For example, if the Advisor considers that the Canadian dollar is correlated to the Australian dollar, the Fund holds securities denominated in Canadian dollars and the Advisor believes that the value of the Canadian dollar will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell Australian dollars and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, beginning on the date that the hedging transaction is consummated, the Fund will designate cash or liquid assets on its records in an amount sufficient to make payment for the foreign currency at the settlement date, to the extent that the Fund’s obligations are not otherwise “covered” through ownership of the underlying currency.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close to positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Transactions and Related Options. The Equity Funds, the Asset Allocation Fund - Balanced, the Bond Funds and the Tax-Free Bond Fund may enter into certain futures transactions and options on futures contracts.

Futures Contracts. The Equity Funds, the Asset Allocation Fund – Balanced, the Bond Funds and the Tax-Free Bond Fund may purchase and sell futures contracts on securities. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The following provides a detailed description of the use of such futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Closing out a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

The Funds may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. However in the event of an increase in the market value of the portfolio securities, including the portfolio security being protected, the benefit of this increase would be reduced by the loss realized on closing out the futures contract sale. If interest rate levels did not change, the Fund might incur a loss (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

The Funds may also engage in an interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase. If short-term rates at the same time fall, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. In this case, the benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase. If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Margin Payments. Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Risks of Transactions in Futures Contracts. There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

With respect to futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by designating or segregating on its records cash or liquid assets equal to the contract’s full, notional value. With respect to futures that are contractually required to “cash-settle,” however, a Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

Guaranteed Investment Contracts and Funding Agreements. The Bond Funds and the Cash Investment Fund may make limited investments in guaranteed investment contracts (“GICs”) or Funding Agreements issued by U.S. insurance companies. GICs and Funding Agreements are normally general obligations of the issuing insurance company. In some cases Funding Agreements may be part of an insurance company’s separate account, but they still benefit from a guarantee from the general account. Pursuant to a GIC or a Funding Agreement, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits the Fund on a periodic basis with interest that is based on an index. A Fund will only purchase GICs or Funding Agreements from insurance companies that, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board. Generally, GICs and Funding Agreements are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs and Funding Agreements does not currently exist. Therefore, GICs and Funding Agreements will normally be considered illiquid investments, and will be acquired subject to the Fund’s limitation on illiquid investments.

Illiquid Securities. Each of the Equity Funds, the Asset Allocation Fund - Balanced, the Bond Funds and the Tax-Free Bond Fund may invest up to 15%, and each of the Money Market Funds may invest up to 10%, of the value of its net assets (determined at time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities within a time frame deemed to be in the best interest of the Fund.

Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (“1933 Act”). This includes restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”) and commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”).

Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Board. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interest Rate Swap Transactions. Each of the Bond Funds may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by a Fund with another party of its commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Typically, the parties with which the Funds will enter into interest rate swap transactions will be brokers, dealers or other financial institutions known as “counterparties.” Certain Federal income tax requirements may, however, limit the Funds’ ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders of the Funds will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

Beginning on the date a Fund enters into a swap transaction, the Fund will designate on its records cash or liquid assets sufficient to make payment for each swap transaction on the next payment date. This amount will be equal to the net difference between the present value of the payments a Fund expects to receive and the present value of the payments the Fund expects to make. However, a Fund is not required to designate any assets in connection with swap transactions if the present value of the payments it expects to receive is greater than the present value of the payments it expects to make.

The Funds will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest four rating categories by at least one NRSRO or is believed by the Advisor to be equivalent to that rating. If the other party to a transaction defaults, the Funds will have contractual remedies pursuant to the agreements related to the transactions.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of each of the Funds would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Investment Company Securities. Each of the Funds may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Except as described in the following paragraph, each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund.

Each of the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares. Pursuant to an order issued by the SEC to the iShares Trust, et. al. (“SEC Order”), and procedures approved by the Board, each Fund may, although none presently intend to, invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the SEC Order, as it may be amended, and any other applicable investment limitations.

Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend up to 33 1/3% of its total assets to securities firms and financial institutions. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by the Funds’ custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the relevant Fund. Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities. For all loaned foreign equity securities, the borrower much increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet the minimum required collateral level for the type of loaned security as specified above. For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.

Each Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in”. The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Advisor will call a loan in anticipation of any important vote.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Board has appointed a securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Board reviews and approves this list annually. The Funds will only enter into loan arrangements with borrowers on the approved list.

Lower-Rated Debt Securities. Each of the Funds (other than the Money Market Funds and Index Funds) may invest not more than 5% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities. A security is considered investment grade if, at the time of purchase, it is rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or BBB- or higher by Fitch. Whether or not a security is investment grade will be determined based on the ratings given by S&P, Moody’s and Fitch. If all three agencies have rated the security, the median rating will be used. If only two agencies have rated the security, the lower rating will be used. If a single agency has rated the security, that rating will be used. The Money Market Funds and the Index Funds may not invest in such securities. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund’s portfolio, with a commensurate effect on the value of each of the Fund’s shares. Therefore, an investment in the Funds should not be considered as a complete investment program and may not be appropriate for all investors.

While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds. A description of applicable credit ratings is set forth in Appendix A of this SAI.

Mortgage-Backed Securities. The Bond Funds and the Money Market Funds may purchase mortgage-backed securities. The types of mortgage-backed securities in which a Fund may invest include collateralized mortgage obligations (“CMO”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.

Mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”). Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Maes also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”). Fannie Maes are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.

Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or

“PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The average life of mortgage-backed securities varies with the maturities of the underlying instruments, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the securities, will be primarily a function of current interest rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in the periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, a mortgage-backed security’s total return may be difficult to predict precisely. When a Fund purchases mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

Mortgage Dollar Rolls. In a mortgage dollar roll transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are substantially identical. To be considered substantially identical, the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by designating, or “segregating,” on its records cash or liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by designating cash or liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed illiquid and subject to a Fund’s overall limitations on investments in illiquid securities.

Municipal Obligations. The Tax-Free Bond Fund and the Tax-Free Money Market Fund invest, under normal circumstances, at least 80% of their assets in securities, the interest from which is exempt from regular Federal income tax.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax and/or Michigan state income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor’s Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Funds cannot predict what legislation, if any, may be proposed in Congress or in the Michigan state legislature in the future as regards the Federal or state income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted. Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall, and/or may affect the tax-exempt status of the securities in which the Fund invests. Such proposals, if enacted, might materially adversely affect the availability and valuation of municipal obligations for investment by the Tax-Free Bond Fund and the Tax-Free Money Market Fund and the liquidity and value of such Funds. In such an event, the Board would reevaluate the Fund’s investment objective and policies and consider changes in its structure or possible dissolution.

In January of 2006, the Kentucky Court of Appeals held in Davis v. Dept. of Revenue, that a provision in Kentucky tax law which exempts from taxation interest earned on municipal securities of Kentucky or its political subdivisions, but taxes such income when it is derived from non-Kentucky municipal securities violates the Commerce Clause of the United States Constitution. The United States Supreme Court is currently reviewing the decision of the Kentucky Court of Appeals. If the decision is affirmed, there could be a negative impact on the value of securities held by the Tax-Free Bond Fund and the Tax-Free Money Market Fund and, therefore, the value of Fund shares. In addition, other future changes in federal and/or state laws could possibly have a negative impact on the tax treatment and/or value of municipal securities.

General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds (or revenue bonds) are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). Under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Pre-refunded bonds are municipal obligations that are generally backed or secured by U.S. Treasury bonds. In a typical pre-refunded issue, a municipality sells new bonds and uses the proceeds to buy Treasury securities. It then sets those Treasuries aside, keeping them in special escrow account that will be used to redeem the older, higher-coupon bonds either at the earliest possible date or some later date. Pre-refunded bonds can provide investors with a combination of the highest possible credit quality, and a taxable equivalent yield that compares favorably with that available on Treasuries. Bond anticipation notes (“BAN”) are short-term debt instruments issued by a state or municipality that will be paid off with the proceeds of an upcoming bond issue. Revenue anticipation notes (“RAN”) are short-term debt issues of a municipal entity that are to be repaid out of anticipated revenues, such as sales taxes. When the anticipated revenues are collected, the RAN is paid off.

Some longer-term municipal obligations give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

The Tax-Free Money Market Fund may invest in municipal obligations with maturities in excess of 397 days as allowed under Rule 2a-7 of the 1940 Act. In general, any such securities purchased by the Fund will include a demand feature that allows the Fund to receive principal and interest within seven days of demand. Such securities are sometimes called “synthetic paper”.

The Tax-Free Bond Fund and the Tax-Free Money Market Fund may invest in municipal obligations with credit enhancements such as letters of credit, municipal obligation insurance and standby bond purchase agreements (“SBPAs”). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal obligation should default. Municipal obligation insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured obligation’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured municipal obligation reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured municipal obligation. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

The Cash Investment Fund may, when deemed appropriate by the Advisor in light of the Fund’s investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Cash Investment Fund does not expect to invest more than 5% of its net assets in such municipal obligations during the current fiscal year.

Options. Each of the Equity Funds, the Asset Allocation Fund - Balanced, the Bond Funds and Tax-Free Bond Fund may purchase and sell put and call options, but will primarily write covered call options, purchase put options on securities held by the applicable Fund, or otherwise engage in options transactions that do not leverage the Fund. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options’ trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with optionson foreign securities, see “Foreign Currency Transactions.”

A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The cost of such a closing purchase transaction plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase transaction or a closing sale transaction can be effected.

Effecting a closing sale transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing sale transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing sale transaction prior to or concurrent with the sale of the security.

The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The Funds will determine the exercise price of the call based upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

In the case of writing a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, the Fund has designated or “segregated” on its records cash or liquid assets equal in value to such amount. A call option is covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written provided the Fund designates on its records cash or liquid assets equal to the difference. A Fund will limit its investment in uncovered put or call options purchased or written, measured by the exercise price in the case of a put or market value in the case of a call, by the Fund to 33 1/3% of the Fund’s total assets. A Fund will write put options only if they are covered by (1) designating on its records cash or liquid assets in an amount not less than the exercise price of the option at all times during the option period or (2) selling short the underlying security at a price at least equal to the strike price or purchasing a put option with a strike price at least equal to the strike price of the put option sold.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Funds may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Real Estate Securities. The Real Estate Equity Investment Fund may invest without limit in shares of real estate investment trusts (“REITs”). The Equity Funds and the Asset Allocation Fund - Balanced may also invest in REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of it taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. Each of the Funds may agree to purchase securities from financial institutions or broker-dealers deemed creditworthy by the Advisor, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price (“repurchase agreements”). The resale price under a repurchase agreement is generally equal to the price paid by a Fund, plus interest negotiated on the basis of then-current short-term rates (which may be more or less than the rate on the underlying securities). Repurchase agreements are typically entered into for periods of one week or less.

The Advisor will review and continuously monitor the creditworthiness of each approved seller, and will require each of a Fund’s repurchase agreements to be fully collateralized at all times with high-quality, liquid assets maintained by the seller in a segregated account. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating certain collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, obtaining rights to sell the collateral may be delayed or limited and a loss may be incurred, except with respect to repurchase agreements secured by U.S. government securities. With respect to the Money Market Funds, the securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided that the repurchase agreement itself matures in 397 days or less.

Securities subject to repurchase agreements will be held, as applicable, by the Funds’ custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Restricted Securities. Each of the Funds may invest in commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2). Each of the Funds may also purchase securities that are not registered under the 1933 Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act (“Rule 144A securities”). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Board. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash or liquid assets designated on the Fund’s records in an amount at least equal to the repurchase price plus accrued interest, subject to the agreement. To the extent that positions in reverse repurchase agreements are not covered by designating cash or liquid assets at least equal to the repurchase price plus accrued interest, such transactions would be subject to the Fund’s restrictions on borrowings.

Rights and Warrants. The Equity Funds and the Asset Allocation Fund - Balanced may purchase common stock rights and warrants separately or may receive them as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set time period. Subscription rights normally have a short life span to expiration.

At the time of issuance, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Short Sales. The Funds may engage in short sales, including short sales against the box. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest or dividends the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily and at no time will the sum of the amount so designated and the amount deposited with the broker as collateral be less than the market value of the securities at the time they sold short. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stand-by Commitments. The Asset Allocation Fund - Balanced, the Cash Investment Fund, the Tax-Free Bond Fund and the Tax-Free Money Market Fund may each enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund’s option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed  1/2 of 1% of the value of such Fund’s total assets calculated immediately after each stand-by commitment is acquired.

The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor’s opinion, present minimal credit risks. The Tax-Free Bond Fund and the Tax-Free Money Market Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation of the underlying municipal obligation. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Stock Index Futures, Options on Stock and Bond Indices and Options on Stock and Bond Index Futures Contracts. The Equity Funds, the Asset Allocation Fund - Balanced, the Bond Funds and the Tax-Free Bond Fund may enter into stock index futures contracts, and purchase and sell options on stock and bond indices and options on stock and bond index futures contracts as described in the applicable Prospectus. The International Bond Fund may purchase and sell options on bond index futures contracts as described in its Prospectus. The Funds may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, such Funds may purchase put options or write call options on stock and bond index futures (only bond index futures in the case of the International Bond Fund), rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.

A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor’s 100 or indices based on an industry or market segment, such as oil and gas stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

A bond index assigns relative values of the bonds included in the index and the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.

Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

For example, if the Advisor expects general stock or bond market prices to rise, it might enter into a long stock index futures contract, or purchase a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the relevant Fund’s futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor expects general stock or bond market prices to decline, it might take a short position in a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the relevant Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract or put option.

Stripped Securities. The Asset Allocation Fund - Balanced, the Bond Funds and the Money Market Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for Federal tax and securities purposes. The Funds are not aware of any binding legislative, judicial or administrative authority on this issue.

Only instruments that are stripped by the issuing agency will be considered U.S. government obligations. Securities that are stripped by their holder do not qualify as U.S. government obligations.

The U.S. Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Certain types of stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless the Advisor determines them to be liquid under guidelines established by the Board.

In addition, the Asset Allocation Fund - Balanced, the Bond Funds and the Money Market Funds may invest in stripped mortgage-backed securities (“SMBS”), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).

The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that a Fund may not fully recover its initial investment.

The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s net asset value per share.

Supranational Bank Obligations. Each of the Asset Allocation Fund - Balanced, the Bond Funds and the Money Market Funds may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations. Each of the Funds may purchase obligations issued or guaranteed by the U.S. government and U.S. government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of FNMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of FHLMC and the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. government obligations that may be acquired by the Funds include without limitation U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of

the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Money Market Funds may be “zero coupon” Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current Federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Certain banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Money Market Funds will not purchase any such receipts or certificates representing stripped corpus or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Money Market Funds will only purchase zero coupon Treasury securities that have been stripped by the Federal Reserve Bank. See “Stripped Securities” above for more information on these types of securities.

Variable Amount Master Demand Notes. Each of the Funds may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Money Market Funds may invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risks.

Variable or Floating Rate Instruments. Debt instruments in which the Funds invest may be structured to have variable or floating interest rates. A floating rate security is a security the terms of which provide for the adjustment of its interest rate whenever a specified interest rate changes and that, at any time until the final maturity of the instrument or period remaining until the principal can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. A variable rate security is a security the terms of which provide for the adjustment of its interest rate on set dates (such as the last day of a month or calendar quarter) and that, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through a demand, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund’s maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice (this demand feature is not required if the instrument is guaranteed by the U.S. government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Money Market Funds will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

Variable or floating rate securities held by a Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

In determining average weighted portfolio maturity of a Fund, short-term variable or floating rate securities are deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “short-term” with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

In determining average weighted portfolio maturity of a Fund, long-term variable or floating rate securities are deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “long-term” with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

Variable or floating rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment.

When calculating a Money Market Fund’s dollar-weighted average portfolio maturity, floating rate securities are deemed to have a maturity of one day, and variable rate securities are deemed to have a maturity equal to the lesser of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit a Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

When a Fund agrees to purchase securities on a when-issued or forward commitment basis, a Fund will designate on its records cash or liquid assets equal to the amount of the commitment on the settlement date. Normally, a Fund will designate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to designate additional assets in order to ensure that the value of such assets remains equal to the amount of the Fund’s commitments. Because a Fund’s liquidity and ability to manage its portfolio might be affected when it designates cash or liquid assets to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund’s total assets absent unusual circumstances.

A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

A when-issued or delayed delivery transaction includes a “to be announced” transaction in which a seller agrees to deliver a security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the purchaser agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the purchaser and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P®, Moody’s, Fitch and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

The Cash Investment Fund will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer. Each of the Cash Investment Fund and Tax-Free Money Market Fund intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) to not more than 5% of the Fund’s total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer rated in the highest rating category by an NRSRO for a period of up to three business days. Unrated and certain single rated securities (other than U.S. government securities) may be purchased by the Money Market Funds, but are subject to a determination by the Advisor, in accordance with procedures established by the Board, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

Subsequent to its purchase by a Fund, an unrated security may be rated, a rated security may cease to be rated, or a rated security’s rating may be reduced. The Board or the Advisor pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

Disclosure of Portfolio Holdings. The Board has adopted policies regarding disclosure of the Munder Funds’ portfolio holdings information. These policies generally prohibit the Munder Funds, MCM, and any sub-advisor to the Munder Funds from disclosing any information concerning the Munder Funds’ portfolio holdings to any third party earlier than the day next following the day on which the information is publicly disclosed.

Each Fund publicly discloses a complete uncertified list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month. Each Fund may also publicly disclose other information from which the Fund’s specific portfolio holdings could be derived as of the end of each calendar month not earlier than 15 days after the end of such month. This other information may include the Fund’s top ten holdings, sector information and other identifiable holdings information. Each Fund may choose to publish its portfolio holdings and other identifiable holdings information less frequently or not at all, except to the extent required to be disclosed by applicable law. Each Fund will make its portfolio holdings information available to the general public on the Munder Funds website (www.munder.com).

Prior to the time that a Fund’s portfolio holdings information is publicly disclosed, MCM and/or the Funds may disclose any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

Service providers. MCM and/or the Funds may disclose portfolio holdings information to the Funds’ primary service providers (i.e., the Funds’ advisor, sub-advisors, custodian, distributor, fund accountant, administrator, sub-administrator, independent public accountants, and external legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services for the benefit of the Funds. Portfolio holdings information will be disclosed to a service provider to the extent and as frequently as necessary to allow such service provider to perform its duties and responsibilities which may be immediate with no lag time. The service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. The Funds’ current primary service providers are MCM, World (with respect to the Index Funds), State Street Bank and Trust Company, Funds Distributor, Inc., PFPC Inc., Ernst &Young LLP, Dechert LLP, and Morgan Lewis & Bockius LLP. Other service providers who routinely receive portfolio holdings information from the Funds are Institutional Shareholder Services, FT Interactive, Reuters, Thomsen Financial/ILX, Bear Stearns, WM Company, R.R. Donnelley and Bowne & Co.

Other. The Funds, MCM or any sub-advisors to the Munder Funds may disclose portfolio holdings information to other individuals or entities, but only if the following conditions have been met: (1) a written request for disclosure prior to public dissemination must be submitted to and approved in writing by either the President or a Vice President of the Munder Funds and MCM’s Legal Department; (2) the President or a Vice President of the Munder Funds and MCM’s Legal Department must determine that the requested disclosure would serve a legitimate business purpose of the Funds and is in the best interests of a Fund and its shareholders; (3) the portfolio holdings information must be disclosed pursuant to the terms of a written confidentiality agreement between the recipient and a Fund, unless such disclosure is otherwise required by applicable law; and (4) none of the Munder Funds, the Munder Funds’ investment advisers, or their affiliates may receive compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio holdings. In determining whether the requested disclosure is in the best interest of Fund shareholders, the President or Vice President of the Munder Funds, as applicable, and MCM’s Legal Department will take into consideration the likelihood that, and the extent to which, the disclosure of such information may be used in a harmful or abusive manner by the recipient. In the event of a conflict between the interests of the Munder Funds and their shareholders, on the one hand, and those of MCM, any sub-advisor to the Munder Funds, the Munder Funds’ principal underwriter, or any affiliated person of the Munder Funds, MCM, any sub-advisor to the Munder Funds or the Munder Funds’ principal underwriter, on the other hand, the conflict shall be resolved in favor of the interests of the Munder Funds and their shareholders.

The terms of any confidentiality agreement entered into will generally provide, among other things, that (1) the portfolio holding information is the confidential property of the Munder Funds and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (2) the recipient agrees to limit access to the portfolio holdings information to its employees (and agents) who, on a need to know basis, (a) are authorized to have access to the portfolio holdings information and (b) are subject to confidentiality obligations, including a duty not to trade on non-public information; and (3) the recipient does not distribute the portfolio holdings or result of the analysis to third parties, other departments or person who are likely to use the information for purposes of purchasing or selling the Munder Funds prior to the day next following the public disclosure of such portfolio holdings information.

The types of individuals or entities to whom MCM, a sub-advisor, or the Funds might disclose portfolio holdings information prior to public disclosure subject to the conditions described above could include mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses. These services and departments regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. This is not meant to be an exclusive list and MCM, a sub-advisor and/or the Funds may disclose portfolio holdings to other types of third parties so long as the conditions described above are satisfied.

As of the date of this SAI, the Mid-Cap Core Growth Fund and the Small-Cap Value Fund each had an ongoing arrangement to provide the following information to ING Life Insurance and Annuity Company: total net assets, beta, top ten holdings with weightings, sector and/or industry weightings and asset allocation of the Fund. Such information is as of the last day of a month and is provided to ING on the 15th day of the next month. ING uses such information in preparing information materials for its retirement programs in which the Funds are investment options. ING has agreed not to release to any third party any material which includes such data until the day after complete lists of the Funds’ holdings as of the date of the information provided to ING are made publicly available. The disclosure of this information is subject to a confidentiality agreement between the Funds and ING, the terms of which includes the terms described above.

Portfolio managers, analysts and other senior officers or spokespersons of MCM, any sub-advisor to the Munder Funds or the Munder Funds are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed. MCM or a sub-advisor may periodically distribute lists of portfolio holdings held by the Munder Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. The information on such lists shall be as of month end and will not be distributed until the day next following the public disclosure of the portfolio holdings.

The Board receives reports at its quarterly meetings concerning disclosure by the Munder Funds of portfolio holdings information. The Board, MCM or a sub-advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Munder Funds’ policies. The policies may not be waived, nor may exceptions be made without the approval of MCM’s Legal Department. All waivers and exceptions will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board for approval or ratification.

RISK FACTORS AND SPECIAL CONSIDERATIONS - INDEX FUNDS

Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. None of the Index Funds is managed in this manner. Instead, with the aid of a computer program, World purchases and sells securities for each Index Fund in an attempt to produce investment results that substantially duplicate the investment composition and performance of each Index Fund’s respective corresponding index, taking into account redemptions, sales of additional Index Fund shares, and other adjustments as described below.

Each Index Fund generally expects to hold all of the stocks included in the relevant corresponding index on the basis of each stock’s weighted capitalization in such index. World does not intend to screen securities for investment by an Index Fund by traditional methods of financial and market analysis; however World may remove stocks of companies which exhibit extreme financial distress or which may impair for any reason an Index Fund’s ability to achieve its investment objective. If an issuer drops in ranking, or is eliminated entirely from an Index Fund’s corresponding index, World may be required to sell some or all of the common stock of such issuer then held by the Index Fund. Such sales of portfolio securities may be made at times when, if World were not required to effect purchases and sales of portfolio securities in accordance with the corresponding index, the securities might not be sold. These sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if World were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of potentially materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer’s future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the corresponding index.

Redemptions of a substantial number of shares of an Index Fund could reduce the number of issuers represented in the Index Fund’s investment portfolio, increase trading costs and/or increase hedging activities (such as the purchase or sale of options on indices or futures contracts), which could, in turn, adversely affect the accuracy with which a Fund tracks the performance of the corresponding index.

While each of the Index Funds will invest primarily in the common stocks that constitute their corresponding indexes in accordance with the relative capitalization as described above, it is possible that an Index Fund will from time to time receive, as part of a “spin-off” or other corporate reorganization of an issuer included in a corresponding index, securities that are themselves outside the corresponding index. Such securities will be disposed of by an Index Fund in due course consistent with an Index Fund’s investment objective.

In addition, each of the Index Funds may invest in Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are securities that represent ownership in a SPDR Trust, unit investment trusts which are intended to provide investment results that generally correspond to the price and yield performance of an S&P® index. SPDR interest holders are paid a “Dividend Equivalent Amount” that corresponds to the amount of cash dividends accruing to the securities in the SPDR Trust, net of certain fees and expenses charged to the Trust. Because of these fees and expenses, the dividend yield for SPDRs may be less than that of the index it represents. SPDRs are traded on the American Stock Exchange.

Each of the Index Funds may also purchase put and call options on the S&P® stock indices that are traded on national securities exchanges. In addition, each of the Funds may enter into transactions involving futures contracts (and futures options) on these stock indices and may purchase securities of other investment companies that are structured to seek a similar correlation to the applicable S&P® index. These transactions are effected in an effort to have fuller exposure to price movements in the applicable S&P® index pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in an index at times when an Index Fund is not fully invested in stocks that are included in that index. For example, by purchasing a futures contract, the S&P® MidCap Index Equity Fund may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P MidCap 400® Index, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion. Similarly, because futures contracts only require a small initial margin deposit, the S&P® MidCap Index Equity Fund may be able, as an effective matter, to be fully invested in the S&P MidCap 400® Index while keeping a cash reserve to meet potential redemptions.

None of the Index Funds is sponsored, endorsed, sold or promoted by S&P®. S&P® makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500®, S&P MidCap 400® or the S&P SmallCap 600® to track general stock market performance. S&P®’s only relationship to the Index Funds is the licensing of certain trademarks and trade names of S&P® and of the indexes which are determined, composed and calculated by S&P® without regard to the Funds. S&P® has no obligation to take the needs of the Trust or the owners of the Index Funds into consideration in determining, composing or calculating the indexes. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Index Funds or in the determination or calculation of the equation by which the Index Funds are to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Index Funds.

S&P® does not guarantee the accuracy and/or the completeness of the indexes or any data included therein and S&P® shall have no liability for any errors, omissions, or interruptions therein. S&P® makes no warranty, express or implied, as to results to be obtained by the Index Funds, owners of the Index Funds, or any other person or entity from the use of the indexes or any data included therein. S&P® makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P® have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400®”, “Standard & Poor’s MidCap 400”, “400”, “S&P SmallCap 600®”, “Standard & Poor’s SmallCap 600” and “600” are trademarks of McGraw-Hill Companies, Inc. and have been licensed for use by the Trust.

RISK FACTORS AND SPECIAL CONSIDERATIONS –TAX-FREE SHORT & INTERMEDIATE BOND FUND

The information set forth below is derived in substantial part from the official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the “State”). The Funds have not independently verified this information. The State of Michigan Comprehensive Annual Financial Reports prepared by the State’s Department of Management and Budget for fiscal years ended September 30, 2004 and 2005, together with unaudited monthly financial reports, may be found at www.michigan.gov/budget. The State of Michigan, Executive Budget of the Governor, Fiscal Year 2006-07 contains a discussion of recommended expenditures and revenues for fiscal year 2006-07. It also contains an economic forecast. Copies of the applicable budgetary and appropriation documents and executive orders relating to the budget may also be found at www.michigan.gov/budget.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes (further limited to 15% of undedicated revenues received during the prior fiscal year), short and long-term debt for the purpose of making loans to school districts, and long-term debt for voter approved purposes.

Expenditures are not permitted by the State Constitution to exceed available revenues. The State’s Constitution also directs or restricts the use of certain revenues. The State Constitution requires that the Governor, with the approval of the appropriating committees of the State House and Senate, reduce expenditures whenever it appears that the actual revenues will be less than the originally projected revenues upon which the budget was based. By statute, any recommendation for the reduction of expenditures must be approved or disapproved by a majority of the members of the appropriating committees of the House and Senate within ten days after the recommendation is made. No reduction can be made without approval from both committees and in the event of disapproval, the Governor may within 30 days submit a new recommendation for expenditure reductions to the committees for their approval or disapproval.

The State finances its operations through the State’s General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. General Fund revenues are obtained approximately 51% from the payment of

State taxes and 49% from federal and non-tax revenue sources. Tax revenues credited to the General Fund include portions of collections from the personal income tax, the single business tax, use tax, sales tax and various other taxes.

The State’s Constitution also limits the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 personal income. If any fiscal year revenues exceed the revenue limitation by 1% or more, the entire amount of such excess shall be rebated in the following fiscal year’s personal income tax or single business tax. Any excess of less than 1% may be transferred to the State’s Budget Stabilization Fund. The State may raise taxes in excess of the limit in emergency situations, when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

In 1977, the State enacted legislation which created the Counter-Cyclical Budget and Economic Stabilization Fund, commonly known as the Budget Stabilization Fund (“BSF”), to accumulate balances during years of significant economic growth for utilization in years when the State’s economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF was $994.2 million on September 30, 2001, $145.2 million on September 30, 2002, $-0- on September 30, 2003, $81.3 million on September 30, 2004 and $2.0 million on September 30, 2005.

In 1999, legislation was passed completely phasing out the single business tax (“SBT”). Effective January 1, 1999, the SBT rate was reduced from 2.3% to 2.2% and was to be reduced annually by 0.1% each January 1 until the tax was completely eliminated. The 1999 legislation also replaced the SBT’s capital acquisition deduction with an investment tax credit. The annual reduction does not occur if the BSF balance for the prior fiscal year is $250 million or less. SBT rate reductions will cease until the BSF fiscal year ending balance returns to a level above $250 million. The BSF balance fell below the $250 million threshold at the end of the State’s 2002 fiscal year. As a result, the SBT did not fall on January 1, 2003 and will remain at its current rate of 1.9% until the BSF balance goes back above $250 million. However, pursuant to legislation enacted in the summer of 2002, the SBT is repealed for tax years beginning after December 31, 2009.

In Michigan, legislation can be initiated by submitting petitions signed by a number of registered voters equal to at least 8% of the total vote cast for all gubernatorial candidates in the previous general election. On May 30, 2006, petitions were submitted to the State to initiate legislation to repeal the SBT for tax years beginning after December 31, 2007, two years earlier than is currently scheduled. The State Board of Canvassers certified the ballot signatures on July 28, 2006. Pursuant to the Michigan Constitution, if the signatures are certified, legislation initiated by petition that is enacted by the legislature within 40 days of the certification becomes law. On August 9, 2006, the legislation was approved by the legislature and the SBT is repealed for tax years beginning after December 31, 2007. A joint committee of both houses of the Legislature has been formed to develop a replacement plan, and its goal is to have a proposal ready by December 1, 2007.

Property tax and school finance reform measures enacted in 1993 substantially cut local school property taxes and raised additional State revenues to replace most of the property tax cut. A constitutional amendment approved by the voters in March 1994, increased the State sales and use tax from 4% to 6%, limited the ability of local school districts to levy taxes, and limited assessment increases for each parcel of property to the lesser of 5% or the rate of inflation (until sold or transferred at which time its taxable value is adjusted to 50% of true cash value). Companion legislation increased the cigarette tax $.25 to $.75 per pack and imposed an additional tax of 16% of the wholesale price on certain other tobacco products, imposed a State real estate transfer tax of 0.75% and a 6-mill State property tax (reduced by law to 5 mills for 2003 only) and cut the State’s income tax rate from 4.6% to 4.4%. These measures shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These new State revenues are included within the State’s constitutional revenue limitations and may impact the State’s ability to raise additional revenues in the future. Pursuant to legislation effective August 1, 2002, Michigan’s cigarette tax was raised from $0.75 per pack to $1.25 per pack. Michigan’s cigarette tax was raised from $1.25 per pack to $2.00 per pack effective July 1, 2004. The tax on other tobacco products was also raised to 32% of the wholesale price, effective July 1, 2004. For fiscal year 2005, Michigan’s tobacco taxes were distributed 41.3% to the Medicaid Benefits Trust, 10.4% to the General Fund, and 41.6% to the School Aid Fund, with the remainder divided between various health programs and local units of government. For fiscal years after 2005, the portion of tobacco taxes earmarked for the General Fund will increase to 19.8% while the portion earmarked to Medicaid will decrease to 31.9%.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under State taxes. The State is also a party to various legal proceedings which, if resolved in the State’s favor, would result in contingency gains to the State’s General Fund balance, but without material effect upon such fund balance. Although the ultimate disposition and consequences of all of these proceedings are not presently determinable, the Attorney General of the State has indicated in a recent official statement prepared in connection with issuance of general obligation bonds of the State that such ultimate dispositions and consequences of any single proceeding or all legal proceedings collectively should not themselves, except as listed below, have a material adverse effect on the security for such bonds; provided, however, that no opinion is expressed with respect to the ultimate disposition and consequences of any litigation in combination with any State revenue loss, the implementation of any tax reduction proposal or the failure of the State to realize any budget assumption.

On November 15, 2000, more than 365 Michigan school districts and individuals filed Adair, et al v. State, et al (“Adair”) in the Michigan Court of Appeals. In an amended complaint, the school district plaintiffs increased their number to 463.

The Adair plaintiffs assert that the State has, by operation of law, increased the level of various specified activities and services beyond that which was required by State law as of December 23, 1978 and, subsequent to December 23, 1978, added various specified new activities or services by State law, including mandatory increases in student instruction time, without providing funding for these new activities and services, all in violation of the Headlee Amendment. The Adair plaintiffs have requested declaratory relief, attorney’s fees and litigation costs, but do not seek a money judgment.

On April 23, 2002, the Court of Appeals dismissed the plaintiffs’ complaint in Adair in its entirety and with prejudice. The Court held that all of the Adair plaintiffs were barred from prosecuting all but one of their claims by either the doctrine of res judicata or the principle of release. With regard to the record-keeping claim, the Court held that this is not a new activity or an increase in the level of a state-mandated activity within the meaning of the Headlee Amendment. The Michigan Supreme Court granted the Adair plaintiffs’ application for leave to appeal, oral argument was held, and on June 9, 2004, the Michigan Supreme Court issued an opinion affirming the Court of Appeals’ decision that the majority of the Adair plaintiffs’ claims were barred by res judicata or release.

As to the record-keeping claim, the Michigan Supreme Court reversed the Court of Appeals and remanded the issue to that Court. On August 4, 2005, the Court of Appeals granted the State’s motion for summary disposition and dismissed the plaintiffs’ remaining claim with prejudice. The Adair plaintiffs again filed an application for leave to appeal in the Michigan Supreme Court. In response, on March 8, 2006, the Michigan Supreme Court issued an order vacating the August 4, 2005, Court of Appeals’ decision and remanded the issue to the Court of Appeals for reevaluation of the record-keeping claim. The ultimate outcome of this case is not presently determinable.

As of the date of this SAI, the State’s general obligation bonds have been rated “AA” by Standard & Poor’s Rating Services, a division of The McGraw Hill Companies, Inc., “Aa2” by Moody’s Investors Service, Inc., and “AA” by Fitch Ratings, Inc. Such ratings are in each case based upon certain information and materials concerning the State and its bonds furnished by the State to such rating agencies. Any explanation of the significance of such ratings may be obtained only from the rating agencies furnishing the same. There is no assurance that such ratings will prevail for any given period of time or that they will not be revised downward or withdrawn entirely by any or all of such rating agencies if, in the judgment of any or all of them, circumstances so warrant. Any such downward revision or withdrawal of such ratings, or any or all of them, may have an adverse effect on the market price of the bonds. To the extent that the portfolio of Michigan municipal bonds is comprised of revenue of or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

INVESTMENT POLICIES

Each Fund is subject to the investment policies enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares (as defined under “Other Information-Shareholder Approvals”).

Each Fund:

1.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (i) enter into commitments to purchase securities in accordance with a Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.	May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.	May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.	May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.	Shall be a “diversified company” as that term is defined in the 1940 Act (except for the International Bond Fund), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The International Bond Fund shall be a “non-diversified company” as that term is defined in the 1940 Act; and

8.	May not “concentrate” its investments in a particular industry (except those Funds listed below), except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect to the Money Market Funds only, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in clause (ii) and, with respect to the Money Market Funds, clause (iii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(i)	the Energy Fund may concentrate in securities of companies that are primarily engaged in energy-related businesses;

(ii)	the Healthcare Fund may concentrate its investments in securities of issuers conducting their principal business activities in healthcare industries;

(iii)	the Internet Fund may concentrate in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses;

(iv)	the Real Estate Equity Investment Fund may concentrate in securities of issuers in the real estate industry.

(v)	the Technology Fund may concentrate in securities of companies that are primarily engaged in the technology-related businesses;

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Fund’s holdings of illiquid securities exceed 15% of net assets (10% for the Money Market Funds) because of changes in the value of a Fund’s investments, a Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

TEMPORARY DEFENSIVE POSITION

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund (other than the Index Funds) may invest without limit in cash and in U.S. dollar-denominated high quality money market and other short-term instruments, including ETFs. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

NEW FUND RISK

The International Fund — Core Equity, International Small-Mid Cap Fund, Mid-Cap Value Fund and Small-Mid Cap 130/30 Fund are each new Funds with limited operating history and thus may involve additional risk. For example, there can be no assurance that these new Funds will grow to or maintain an economically viable size. If that were to happen, the Board of Trustees may determine to liquidate the applicable Fund. Although the interest of shareholders in each Fund is the principal concern of the Board, in the event the Board determined to liquidate a Fund, the timing of any possible liquidation might not be favorable to certain individual shareholders.

MANAGEMENT OF THE FUNDS

Each of MST and MST II is supervised by the Board, which is responsible for representing the interests of the shareholders. The Board meets periodically throughout the year to oversee the Funds’ activities.

Trustees and Officers. Information about the Trustees and officers of the Funds, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Funds (as that term is defined in Section 2(a)(19) of the 1940 Act). As used herein, the terms “Munder Funds” and “Fund Complex” consist of 29 portfolios, each of which is a series of MST, MST II or @Vantage.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	29	None

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 60	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	29	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66).	29	Nighthawk Radiology Holdings, Inc. (since 3/04).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	29

Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company)

(since 5/05).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Trustee(3)	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	28	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	29	Adherex Technologies, Inc. (biopharma-ceutical company) (since 3/04); LMS Medical Systems (health care technology company) (since 1/06); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(4) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	29	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Ms. Payne is a Trustee of MST and MST II only.

(4)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, which was the indirect parent company of MCM until December 29, 2006. Mr. Monahan also receives retirement and health benefits from Comerica.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

John S. Adams 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	President and Principal Executive Officer	through 2/08; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/08; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Vice President and Principal Financial Officer	through 2/08; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Treasurer and Principal Accounting Officer	through 2/08; since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/08; since 8/01	Senior Mutual Fund Treasury Analyst of Munder Capital Management (investment advisor) (since 4/01).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Assistant Treasurer	through 2/08; since 5/00	Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (since 3/01).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 31	Assistant Treasurer	through 2/08; since 8/04	Mutual Fund Treasury Analyst of Munder Capital Management (investment advisor) (since 5/02).

Melanie Mayo West 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Secretary	through 2/08; since 8/01	Associate General Counsel of Munder Capital Management (investment advisor) (since 11/00).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Assistant Secretary	through 2/08; since 8/99	Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 43	Assistant Secretary	through 2/08; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

Standing Committees of the Board. The Board of Trustees has a standing Audit Committee presently consisting of Dr. Brophy (Chairman of the Committee), Dr. Porter and Mr. Rakolta. All are members of the Board and are currently not “interested” persons (as defined in the 1940 Act) of the Funds. The Board has adopted a written charter for the Audit Committee. The principal function of the Audit Committee is to oversee the accounting, auditing and financial reporting processes of the Funds. The Audit Committee is responsible for, among other things, (1) recommending, engaging and terminating the Funds’ independent registered public accounting firm (subject to ratification by the Board or shareholders, if required), (2) pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain Fund affiliates, (3) reviewing with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Funds, (4) receiving and considering a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection, (5) considering all critical accounting policies and practices to be used by the Funds and any proposed alternative treatments thereof, and (6) investigating any improprieties or suspected improprieties in the operations of the Funds. The Audit Committee met four times during the last fiscal year of the Funds.

The Board of Trustees has a Board Process and Governance Committee. The Board Process and Governance Committee presently consists of Dr. Champagne (Chairman of the Committee), The Hon. Mr. Engler, Mr. Monahan, Ms. Payne and Dr. Porter. The function of the Board Process and Governance Committee is to review and assess the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with Fund management to review reports and other information concerning the status of the Funds’ operations, procedures and processes. The Board Process and Governance Committee, which was previously known as the Board Process and Compliance Oversight Committee, met four times during the last fiscal year of the Funds.

The Board of Trustees has a Nominating Committee. The Nominating Committee presently consists of Mr. Rakolta (Chairman of the Committee), Dr. Brophy, Dr. Champagne, Mr. Eckert and The Hon. Mr. Engler. In the event of any vacancies on or additions to the Board, the Nominating Committee is responsible for (i) identifying and evaluating potential candidates to fill any such vacancy on the Board; (ii) selecting from among the potential candidates a nominee to be presented to the full Board for its consideration; and (iii) recommending to the Board a nominee to fill any vacancy on the Board. The Nominating Committee may seek suggestions for potential nominees to fill positions on the Board as Non-Interested Trustees from any party it deems appropriate. For potential nominees to fill positions on the Board as Interested Trustees, the Nominating Committee will consider the views and recommendations of the Advisor. The Nominating Committee did not meet during the last fiscal year of the Funds.

Shareholders may submit for the Nominating Committee’s consideration, recommendations regarding potential nominees to fill the position of Non-Interested Trustee on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year. In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

1. The nominee must satisfy certain qualifications described below and in the applicable Fund’s organizational documents, including qualification as a possible Non-Interested Trustee.

2. The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

3. Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

4. Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

5. The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

6. The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an “interested person” of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

7. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

1. Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the applicable Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

2. The nominating shareholder or shareholder group must also submit a certification that provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least 2 years.

3. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Nominating Committee. This submission should be provided no later than the first calendar quarter of the current year and must include: (a) the shareholder’s contact information; (b) the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee; (c) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934, as amended (“1934 Act”); and (d) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund’s proxy statement, if so designated by the Nominating Committee and the Fund’s Board.

To qualify as a nominee for the Board, individuals, at the time of nomination, should: (i) have substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Funds and protecting the interests of the Funds’ shareholders; (ii) have a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant; (iii) have no criminal convictions (other than traffic violations) or felony or misdemeanor convictions involving the purchase or sale of a security; (iv) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws; and (v) not cause the Funds, as determined by the Nominating Committee in consultation with counsel to the Non-Interested Trustees, to be in violation of or not in compliance with: (a) any applicable law, regulation or regulatory interpretation, (b) the applicable Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the mandatory retirement age of any Board member or the percentage of Board that must be comprised of Non-Interested Trustees.

Management Ownership of the Funds. The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Funds and of all funds in the Fund Complex overseen by each Trustee as of December 31, 2006.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Non-Interested Trustees
John Rakolta, Jr.		Over $100,000
Internet Fund	Over $100,000
All other Funds	None
David J. Brophy		$10,001-$50,000
Internet Fund	$10,001-$50,000
All other Funds	None
Joseph E. Champagne		$50,001-$100,000
Asset Allocation Fund - Balanced	Over $100,000
Bond Fund	$10,001-$50,000
Micro-Cap Equity Fund	$1-$10,000
All other Funds	None
Thomas D. Eckert	None	None*
Arthur T. Porter		$10,001-$50,000
Bond Fund	$1-$10,000
Healthcare Fund	$1-$10,000
Internet Fund	$1-$10,000
Small-Cap Value Fund	$1-$10,000
All other Funds	None
John Engler		Over $100,000
Asset Allocation Fund - Balanced	$10,001-$50,000
Index 500 Fund	$10,001-$50,000
Large-Cap Core Growth Fund	$10,001-$50,000
Large-Cap Value Fund	$10,001-$50,000
Micro-Cap Equity Fund	$10,001-$50,000
Mid-Cap Core Growth Fund	$50,001-$100,000
Real Estate Investment Fund	$10,001-$50,000
Small-Cap Value Fund	$10,001-$50,000
All other Funds	None
Lisa A. Payne	None	None*
Interested Trustee
Michael T. Monahan		Over $100,000
Cash Investment Fund	$10,001-$50,000
Micro-Cap Equity Fund	Over $100,000
Small-Cap Value Fund	Over $100,000
Tax-Free Money Market Fund	Over $100,000
All other Funds	Over $100,000

*	Both Mr. Eckert and Ms. Payne participate in the Fund’s deferred compensation plan, through which their compensation as Trustees is valued as if it were invested in shares of the Munder Funds (as described below).

As of the date of this SAI, no officer, director or employee of the Advisor, World, the Custodian, the Distributor, the Administrator, the Sub-Administrator or the Transfer Agent, as defined below, currently receive any compensation from MST or MST II. As of [October     , 2007], the Trustees and officers of the Funds, as a group, owned less than 1% of outstanding shares of each class of each Fund, except that they collectively owned [            ]% of the Class [        ] shares of the [            ] Fund. [TO BE UPDATED]

The initial sales charge on Class A shares of the Funds is waived for full-time employees and retired employees of the Advisor or its affiliates. Investors that have an investment account with the Advisor are also eligible for a sales charge waiver, as are employees of the Funds’ service providers and their immediate family members, including without limitation the Custodian, Distributor, Sub-Administrator, Transfer Agent and Legal Counsel, and with respect to Funds that have a sub-advisor, the employees and their immediate family members of that Fund’s sub-advisor.

Compensation. Each Trustee of the Funds who is not otherwise compensated by MCM or the Distributor pursuant to a contract between the Funds and MCM or the Distributor receives an aggregate annual retainer from MST and MST II for service on the Board of $78,000 ($114,000 for the Chairman). Each Trustee of @Vantage who is not otherwise compensated by MCM or the Distributor pursuant to a contract between the Funds and MCM or the Distributor receives an annual retainer of $6,000. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Board has adopted a deferred compensation plan (“Plan”) pursuant to which each Trustee who receives compensation from the Funds of MST, MST II and @Vantage may defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Each Trustee must make his deferral elections prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring Trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligation of MST, MST II and @Vantage to make payments under the Plan will be unsecured general obligations of the Funds of MST, MST II and @Vantage, payable out of the general assets and property of such Funds. A Trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the Trustee (up to 10 years). If a Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.

The following table summarizes the compensation, including committee fees, paid to the Trustees of MST, MST II and @Vantage for the twelve-month period ended June 30, 2007.

Compensation Table

Name and Position of Trustee	Aggregate Compensation from MST (1)	Aggregate Compensation from MST II (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
John Rakolta, Jr.	$77,625	$3,375	None	None	$87,000
David J. Brophy	$77,625	$3,375	None	None	$87,000
Joseph E. Champagne	$77,625	$3,375	None	None	$87,000
Thomas D. Eckert	$109,250	$4,750	None	None	$120,000
John Engler	$74,750	$3,250	None	None	$84,000
Michael T. Monahan	$74,750	$3,250	None	None	$84,000
Lisa A. Payne	$74,750	$3,250	None	None	$78,000
Arthur T. Porter	$74,750	$3,250	None	None	$84,000

(1)	As of June 30, 2007, there were three investment companies in the Fund Complex (MST, MST II and @Vantage) and 25 funds in the Fund Complex. Amounts provided for the Fund Complex for the period include those paid to the Trustee by MST, MST II and @Vantage. For the fiscal year ended June 30, 2007, each of Mr. Eckert and Ms. Payne deferred all of their compensation pursuant to the deferred compensation plan described above. As of June 30, 2007, the total value of the compensation from the Fund Complex deferred by the Trustees for all prior periods was $868,508 for Mr. Eckert, $128,790 for Ms. Payne and $102,170 for Dr. Porter.

Material Relationships of the Non-Interested Trustees. For the purposes of the statements below, the immediate family members of any person are a person’s spouse, children residing in the person’s household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisor or any of its affiliates acts as investment adviser.

As of December 31, 2006, none of the Non-Interested Trustees, nor any members of their immediate families, beneficially owned any securities issued by the Advisor or any other entity in a control relationship to the Advisor.

During the calendar years of 2005 and 2006, none of the Non-Interested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Advisor or any other entity in a control relationship to the Advisor.

During the calendar years 2005 and 2006, none of the Non-Interested Trustees, nor any members of their immediate families, except for Messrs. Eckert and Rakolta and Ms. Payne, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a “Fund-Related Party”): (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor; (vi) any affiliate of the Advisor; or (vii) an officer of any such affiliate.

Mr. Eckert was Director, President and Chief Executive Officer of Capital Automotive REIT (“CARS”), a publicly-held real estate investment trust specializing in retail automotive properties from October 1997 to December 2005. Ms. Payne is Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (“Taubman”), a publicly-held real estate investment trust specializing in developing and operating regional shopping centers. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company (“Walbridge”), a privately-owned construction/real estate/manufacturing company. During the calendar years 2005 and 2006, Comerica Bank, a wholly-owned subsidiary of Comerica, which was the indirect parent company of the Advisor until December 29, 2006, was one of several commercial banks and lending facilities with which both CARS and Taubman had secured lines of credit, Taubman had construction loans and Walbridge had a stand-by line of credit. CARS’s secured line of credit with Comerica Bank was terminated in December 2005. Prior to taking office as a Non-Interested Trustee, Ms. Payne terminated a secured note and one personal line of credit with Comerica Bank. She subsequently terminated another personal line of credit with Comerica Bank. In all cases, the arrangements with Comerica Bank are or were subject to standard agreements that were negotiated at arms’ length, subject to customary terms, conditions and interest rates.

None of the Funds’ Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer was elected to serve in such capacity. During the calendar years 2005 and 2006, none of the Non-Interested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

During the calendar years 2005 and 2006, none of the Non-Interested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor, or (vi) any other entity in a control relationship to the Funds.

Proxy Voting Policies. The Board has delegated to the Advisor, and to World with respect to the Index Funds, discretionary investment management authority with respect to the assets of the Funds, which includes proxy voting authority, and directed that the Advisor implement proxy voting policies and procedures (“Proxy Procedures”) in exercising that authority. Set forth below are the Advisor’s policies on voting shares owned by the Funds. For the Index Funds, World will vote proxies in a manner that complies with these Proxy Procedures. These policies may be revised from time to time with the approval of the Board.

The Advisor has adopted and implemented the Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Funds considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Advisor has retained Institutional Shareholder Services (“ISS”) to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. The Advisor has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with the Advisor’s Proxy Procedures. The Proxy Committee meets as needed to administer the Advisor’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of the Funds.

The Advisor generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS’s advice and recommendations. In addition, the Proxy Committee will review ISS’s recommendations if client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client’s account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

In each instance where the Advisor does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where the Advisor does separately review ISS’s recommendation, the Advisor may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, the Advisor determines that such vote is in the best interests of the Funds.

The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). The Advisor’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. The Advisor generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, the Advisor will generally refrain from voting or vote with management. The Advisor is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because the Advisor may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of the Funds, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and the Advisor’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Funds and to identify any actual or potential conflicts between the interests of the Advisor and those of the Funds. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

(i)	No Conflict. No conflict of interest is identified.

(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which the Advisor has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. With respect to the Funds, if the Advisor receives instructions from the Board Process and Governance Committee, the Advisor will vote the Funds’ shares in accordance with such instructions. If no instructions are received from the Funds and approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, the Advisor will vote the shares in accordance with ISS’s recommendation.

Every decision to vote on a resolution in a proxy solicited by a company held by a Fund in a manner different from the recommendation of ISS is disclosed to the Board at its next regularly scheduled meeting along with an explanation for the vote.

Notwithstanding the above, and pursuant to an exemptive order issued by the SEC to iShares Trust, et al. and procedures approved by the Board, the Funds will vote their shares of an iShares fund in the same proportion as the vote of all other holders of shares of such iShares fund, during any period in which the Funds, @Vantage, the Advisor and certain affiliates in the aggregate hold 25% or more of the outstanding voting securities of such iShares fund.

The Funds file with the SEC their proxy voting record for each 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Funds each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at http://www.munder.com or the SEC’s website at http://www.sec.gov.

Trustee Liability – Munder Series Trust. The Declaration of Trust of MST provides that all persons having any claim against MST or its Trustees shall look solely to the MST trust property for payment; that no Trustee of MST shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of MST; and that no Trustee of MST shall be personally liable to any person for any action or failure to act except by reason of such Trustee’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her duties as a trustee. With the exception stated, the Declaration of Trust of MST provides that a Trustee of MST is entitled to be indemnified against all liabilities and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any proceeding in which he/she may be involved or with which he/she may be threatened by reason of being or having been a Trustee of MST, and that the Trust of MST will indemnify officers, representatives and employees of MST to the same extent that Trustees of MST are entitled to indemnification.

Shareholder and Trustee Liability – Munder Series Trust II. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, MST II’s Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability in connection with the assets of MST II for the acts or obligations of MST II, and that every note, bond, contract, order or other undertaking made by MST II shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust of MST II, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust of MST II, as amended, also provides that MST II shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of MST II, and shall satisfy any judgment thereon. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which MST II itself would be unable to meet its obligations.

The Declaration of Trust of MST II, as amended, further provides that all persons having any claim against MST II or its Trustees shall look solely to the trust property for payment; that no Trustee of MST II shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of MST II; and that no Trustee of MST II shall be personally liable to any person for any action or failure to act except by reason of such Trustee’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her duties as a trustee. With the exception stated, the Declaration of Trust of MST II, as amended, provides that a Trustee of MST II is entitled to be indemnified against all liabilities and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any proceeding in which he/she may be involved or with which he/she may be threatened by reason of being or having been a Trustee of MST II, and that the Trust of MST II will indemnify officers, representatives and employees of MST II the same extent that Trustees of MST II are entitled to indemnification.

INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

Investment Advisor and Sub-Advisor. The investment advisor of each Fund is Munder Capital Management, a Delaware general partnership (“MCM” or the “Advisor”). The partners of MCM are Munder Capital Holdings, LLC, which owns approximately 99.5% of MCM, and Munder Capital Holdings II, LLC, which owns approximately 0.5% of MCM. As of June 30, 2007, the ownership of MCM was as follows: MCM employees hold partnership units representing 20.3% of the firm’s value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next five years; Crestview Partners GP, L.P. and its affiliates hold units representing 67.1% of the firm’s value; and other minority -interest investors hold units totaling 12.6% of the value. Prior to

December 29, 2006, MCM was an indirect subsidiary of Comerica Bank, which in turn, is a wholly-owned subsidiary of Comerica, a publicly-held bank holding company, which owned or controlled approximately 96% (89% on a fully diluted basis) of the partnership interests in MCM. Comerica Bank is a substantial record holder of the outstanding shares of many of the Funds, as is more fully described below in “Other Information-Control Persons and Principal Holders of Securities.”

The Advisor serves as the investment advisor to each of the Funds pursuant to a Combined Advisory Agreement dated December 29, 2006 (“Combined Advisory Agreement”). Under the terms of the Combined Advisory Agreement, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio. Unless delegated to a sub-advisor as permitted under the Combined Advisory Agreement, the Advisor has the responsibility for making decisions to buy, sell or hold a particular security for each Fund, subject to review by the Board.

The Advisor has retained World, to serve as sub-advisor to each of the Index Funds pursuant to the terms of a Sub-Advisory Agreement dated December 29, 2006 (“Sub-Advisory Agreement”). Prior to December 29, 2006, World was a division of Munder Capital Management’s predecessor. Subject to the general supervision and oversight of the Advisor and the Board, World is responsible for the management of each Index Fund’s portfolio, including decisions regarding purchases and sales of portfolio securities by the Index Funds. World is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of related brokerage commissions.

Unless sooner terminated, the Combined Advisory Agreement and the Sub-Advisory Agreement each will continue in effect until June 30, 2008, and for successive one-year periods thereafter, provided that each such continuance is specifically approved annually by (a) the vote of a majority of the Board who are not parties to the Combined Advisory Agreement or Sub-Advisory Agreement or “interested persons” of the Funds (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. Each of the Combined Advisory Agreement and the Sub-Advisory Agreement is terminable with respect to the applicable Funds, or any Fund, by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the affected Fund, at any time without penalty, upon 60 days’ written notice to the Advisor or World, as applicable. The Advisor or World may also terminate its advisory relationship with respect to a Fund without penalty upon 90 days’ written notice to the Fund. The Combined Advisory Agreement and the Sub-Advisory Agreement each terminates automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisory Agreement also terminates automatically in the event that the Combined Advisory Agreement terminates.

For the advisory services provided and expenses assumed by it under the Combined Advisory Agreement, the Advisor has agreed to an annual fee from the Funds computed daily and paid daily. The rate of compensation for each Fund is set forth below. Prior to December 29, 2006, the annual fee for the Technology Fund, Healthcare Fund, Micro-Cap Equity Fund, Internet Fund and Energy Fund was computed daily and paid monthly. Prior to June 13, 2003, the annual fee for all other Funds was computed daily and paid monthly.

Name of Fund	Annual Fees (as a Percentage of Daily Net Assets)
Asset Allocation Fund - Balanced	0.65%

Bond Fund*	0.50% of the first $300 million of average daily net assets; and 0.45% of average daily net assets in excess of $300 million

Cash Investment Fund	0.35%

Energy Fund	0.75%

Healthcare Fund*	1.00% of the first $100 million of average daily net assets; 0.90% of the next $100 million; 0.85% of the next $50 million; and 0.75% of average daily net assets in excess of $250 million

Index 500 Fund	0.20% of the first $250 million of average daily net assets; 0.12% of the next $250 million; and 0.07% of average daily net assets in excess of $500 million

Institutional Money Market Fund	0.20%

Intermediate Bond Fund*	0.50% of the first $300 million of average daily net assets; and 0.45% of average daily net assets in excess of $300 million

International Bond Fund	0.50%

International Equity Fund	0.75%

International Fund – Core Equity	0.80%

International Small-MidCap Fund	0.95% of the first $1 billion of average daily net assets; and 0.90% of average daily net assets in excess of $1 billion

Internet Fund*	1.00% of the first $1 billion of average daily net assets; and 0.85% of average daily net assets in excess of $1 billion

Large-Cap Growth Fund	0.75% of the first $1 billion of average daily net assets; 0.725% of the next $1 billion; and 0.70% of average daily net assets in excess of $2 billion

Large-Cap Value Fund	0.75% of the first $100 million of average daily net assets; and 0.70% of average daily net assets in excess of $100 million

Liquidity Money Market Fund	0.20%

Micro-Cap Equity Fund	1.00%

Mid-Cap Core Growth Fund	0.75%

Mid-Cap Value Fund	0.75%

Real Estate Equity Investment Fund	0.74%

S&P® SmallCap Index Equity Fund	0.15%

S&P® MidCap Index Equity Fund	0.15%

Small-Cap Value Fund	0.75%

Small-Mid Cap Fund	0.75%

Small-Mid Cap 130/30 Fund	1.00% on the first $1 billion of average daily net assets; and 0.95% of the average daily net assets in excess of $1 billion

Name of Fund	Annual Fees (as a Percentage of Daily Net Assets)
Tax-Free Money Market Fund	0.35%

Tax-Free Short & Intermediate Bond Fund	0.50% of the first $200 million of average daily net assets; and 0.40% of average daily net assets in excess of $200 million

Technology Fund	1.00% of the first $300 million of average daily net assets; 0.90% of the next $700 million; and 0.80% of average daily net assets in excess of $1 billion

*	Prior to August 22, 2006, the advisory fee for the Healthcare Fund was 1.00% of average daily net assets up to $250 million and 0.75% of average daily net assets of $250 million or more, and the advisory fee for the Internet Fund was 1.00% of the first $1 billion of average daily net assets and 0.90% of average daily net assets in excess of $1 billion. Prior to August 14, 2007, the advisory fee for the Bond Fund was 0.50% of the first $1 billion of average daily net assets and 0.45% of average daily net assets in excess of $1 billion, and the advisory fee for the Intermediate Bond Fund was 0.50% of the first $1 billion of average daily net assets and 0.45% of average daily net assets in excess of $1 billion.

The Advisor has contractually agreed through October 31, 2008, to pay Fund expenses and/or waive fees payable under the Advisory Agreement and/or the Administration Agreement in amounts sufficient to maintain the Expense Limit specified below for each class of shares of each of the Funds listed. The “Expense Limit” with respect to any class of any such Fund is the ratio of ordinary annual class operating expenses to average net assets of the class. Ordinary annual class operating expenses exclude taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses”.

International Fund – Core Equity
Class A	1.61%
Class C	2.36%

Class K	1.61%
Class R	1.86%
Class Y	1.36%
Class I	1.10%

International Small-Mid Cap Fund
Class A	1.71%
Class C	2.46%
Class K	1.71%
Class R	1.96%
Class Y	1.46%
Class I	1.20%

Mid-Cap Value Fund
Class A	1.45%
Class C	2.20%
Class K	1.45%
Class R	1.70%
Class Y	1.20%

Small-Mid Cap Fund
Class A	1.45%
Class B	2.20%
Class C	2.20%
Class K	1.45%
Class R	1.70%
Class Y	1.20%

Small-Mid Cap 130/30 Fund
Class A	1.96%
Class C	2.71%
Class K	1.96%
Class R	2.21%
Class Y	1.71%
Class I	1.45%

Under the Sub-Advisory Agreement, the Advisor, and not the Index Funds, will pay World the following sub-advisory fee for each Index Fund:

•	0.12% of the first $10 million of average daily net assets;

•	0.10% of the next $40 million;

•	0.08% of the next $50 million;

•	0.04% of the next $100 million; and

•	0.02% of average daily net assets in excess of $200 million.

Amounts payable to World will be calculated and accrued daily and paid monthly.

The advisory fees for each of the Funds for the last three fiscal years are set forth below. No amounts are shown for the International Fund—Core Equity, International Small-Mid Cap Fund, Mid-Cap Value Fund or Small-Mid Cap 130/30 Fund because those Funds had not commenced operations during the periods shown.

	Fiscal year ended June 30, 2005		Fiscal year ended June 30, 2006		Fiscal year ended June 30, 2007
	Advisory Fees Received	Advisory Fees Waived	Advisory Fees Received	Advisory Fees Waived	Advisory Fees Received	Advisory Fees Waived
Asset Allocation Fund – Balanced	$867,382	—	$870,885	—	$863,746	—
Bond Fund	$239,938	—	$383,602	—	$418,198	—
Cash Investment Fund	$2,374,169	$785,129	$2,306,706	$1,647,647	$2,847,208	$2,036,651
Energy Fund	$647,444	—	$871,172	—	$756,499	—
Healthcare Fund	$2,331,825	—	$1,979,799	—	$1,399,877	—
Index 500 Fund	$1,145,484	—	$1,084,558	—	$1,041,635	—
Intermediate Bond Fund	$1,981,492		$1,795,219	—	$1,546,605	—
International Bond Fund	$293,476	—	$273,318	—	$325,962	—
International Equity Fund	$737,368	—	$1,172,756	—	$1,605,176	—
Internet Fund	$7,684,872	—	$7,022,341	—	$5,348,087	—
Large-Cap Value Fund	$664,218	—	$847,282	—	$907,389	—
Micro-Cap Equity Fund	$3,467,032	—	$5,577,097	—	$5,083,496	—
Mid-Cap Core Growth Fund	$1,680,659	—	$9,512,133	—	$21,473,742	—
Large-Cap Growth Fund	$752,715	—	$935,632	—	$967,826	—
Real Estate Equity Investment Fund	$592,879	—	$651,101	—	$615,736	—
Small-Cap Value Fund	$4,981,548	—	$9,034,078	—	$8,450,523	—
Small-Mid Cap Fund	—	—	$73,138	—	$192,055	—
Tax-Free Money Market Fund	$734,231	—	$657,589	—	$783,437	—
Tax-Free Short & Intermediate Bond Fund	$927,960	—	$802,416	—	$614,174	—
Technology Fund	$2,010,923	—	$1,562,477	—	$1,137,188	—

The Advisor did not reimburse expenses for any of the Funds during the fiscal years ended June 30, 2005, 2006 or 2007, except for the Small-Mid Cap Fund which was reimbursed $393,788 for the year ended June 30, 2006 and $284,219 for the year ended June 30, 2007.

Effective February 14, 2006, the S&P® MidCap Index Equity Fund and S&P® SmallCap Index Equity Fund changed their fiscal and tax year ends from December 31 to June 30. The advisory fees paid by each of the Index Funds for the last three fiscal years and the period ended June 30, 2007 are set forth below.

	Fiscal year ended December 31, 2004	Fiscal year ended December 31, 2005	Period ended June 30, 2006	Fiscal year ended June 30, 2007
S&P® MidCap Index Equity Fund	$181,006	$141,882	$67,447	$127,833
S&P® SmallCap Index Equity Fund	$174,974	$183,146	$95,941	$180,193

The shareholders of the Energy Fund, Healthcare Fund, International Fund – Core Equity, International Small-Mid Cap Fund, Internet Fund, Micro-Cap Equity Fund, Mid-Cap Value Fund, Small-Cap Value Fund and Technology Fund have approved a “manager of managers” arrangement that would permit the Advisor to enter into, and materially amend, sub-advisory agreements with any sub-advisors retained by the Advisor to manage the affected Fund without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Fund. The Fund would be able to implement a manager of managers arrangement in the event that either (1) the SEC adopts proposed Rule 15a-5 under the 1940 Act (“Proposed Rule”) or (2) the Munder Funds apply for and are granted an SEC exemptive order. In either case, no further shareholder vote would be required either to approve a sub-advisory agreement entered into by the Advisor or to amend materially any such sub-advisory agreement, subject to the conditions in the Proposed Rule or the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the Board (including a majority of the Non-Interested Trustees).

Portfolio Management Teams. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of June 30, 2007:

	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts				Other Accts		Total Assets Managed[1]
	Number of Accounts	Assets Managed (In Millions)	Number of Accounts		Assets Managed (In Millions)		Number of Accounts	Assets Managed (In Millions)	In Millions
Adam Thayer	2	485.0	1		17.6		46	402.8	905.3
Andy Mui	6	4,382.8	47		1,266.9		30	414.9	6,064.6
Anne Kennedy	7	131.6	0		0		9	1.7	133.3
Armando Lacayo	1	249.3	1	*	17.0	*	2	0.0	266.3
Brian Kozeliski	1	249.3	0		0		14	0.8	250.1
Brian Matuszak	7	4,453.2	49		1,278.4		32	423.5	6,155.1
Daniel LeVan**	1	11.3	0		0		0	0.0	11.3
Geoffrey Wilson	7	4,383.3	54		1,369.7		73	533.2	6,286.2
George Sanders II	5	4,351.1	47		1,266.9		24	414.5	6,032.5
James Kelts	1	64.4	5		23.7		24	42.6	130.7
Jeffrey Sullivan**	1	11.3	0		0		0	0.0	11.3
John Evers**	1	11.3	0		0		0	0.0	11.3
John Kreiter	2	239.7	15		239.8		43	173.7	653.2
John Richardson	5	2,216.6	21		935.1		21	77.1	3,228.8
Jonathan Woodley	4	774.7	0		0		11	23.2	797.9
Joseph Skornicka	2	167.6	13		221.1		44	187.0	575.6
Julie Hollinshead	5	2,216.6	19		782.2		19	64.0	3,062.8
Kenneth Schluchter	7	1,542.1	46		9,970.4		4	0.4	11,513.0
Kenneth Smith	4	774.7	0		0		10	24.0	798.8
Kevin Yousif	7	1,542.1	46		9,970.4		1	0.0	11,512.5
Mark Lebovitz	4	774.7	0		0		4	23.2	797.9
Michael Bryk	1	109.6	0		0		3	0.5	110.1
Michael Gura	3	157.4	7		124.8		22	27.3	309.5
Michael Krushena	1	94.8	13		164.8		67	1,046.6	1,306.3
Michael Vandenbossche	2	329.1	17		432.2		70	909.2	1,670.5
Peter Carpenter**	1	11.3	0		0		0	0.0	11.3
Peter Collins**	1	11.3	0		0		0	0.0	11.3
Peter Root	3	445.0	30		1,323.5		46	767.4	2,536.0
Robert Crosby	8	2,301.1	23		798.2		32	141.8	3,241.0
Robert Cerow**	1	11.3	0		0		0	0.0	11.3
Remi Browne**	1	11.3	0		0		0	0.0	11.3
Roger Soderstrom	2	485.0	2		29.1		55	632.8	1,146.9
Sharon Fayolle	1	64.4	0		0		7	0.3	64.8
T. Scott Wittman	1	249.3	1	*	17.0	*	15	2.5	268.7
Thomas Kenny	2	143.7	16		164.5		17	36.2	344.3
Thomas Wald	2	124.1	0		0		9	2.2	126.3
Tony Dong	7	4,395.3	47		1,266.9		25	417.2	6,079.5

*	This account includes a performance based fee.

**	As of August 13, 2007.

(1)	If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once. In addition, the sum of assets managed in each category may not add to the total due to rounding.

Portfolio Management Conflicts of Interest. As indicated in the table above, the Advisor’s personnel may be part of portfolio management teams serving numerous accounts for multiple clients of MCM and of its subsidiary Pierce Street Advisors, LLC (“Pierce Street”) or of World, as applicable.

These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, “portfolio management teams”), may provide services for clients of both the Advisor and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

•

Potential Conflicts Relating to the Interests of Portfolio Management Teams and the Advisor: The Advisor and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to the Advisor or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Advisor and/or its affiliates). The Advisor and Pierce Street may compensate portfolio management team personnel differently depending on the nature of the a client’s account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for the Advisor and/or Pierce Street than the Funds, or if the management of such clients could result in potentially higher compensation to the portfolio management team members (“Advisor Compensatory Accounts”), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Funds in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Funds’ trading activity. In addition, a portfolio management team may take a short position in a security on behalf of a Fund, Advisor Compensatory Accounts or personal investments at the same time that other accounts managed by the Advisor take a long term position in the same security. The portfolio management team’s use of short sales may be harmful to the performance of other clients that own that security.

•

Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team or the Advisor, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

Although the Advisor does not track the time or attention each portfolio manager devotes to his or her advisory accounts, the Advisor does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

•

Potential Conflicts Relating to Accounts Managed by World: Although they are less likely to arise in the context of passively managed accounts such as those managed by World, including the Index Funds, than they are in the context of actively managed accounts, the appearance of conflicts of interest may arise where some accounts managed by a particular portfolio manager have higher fees than the fees paid by other accounts. A portfolio manager managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. Also, the time and attention devoted to a single account by a portfolio manager will vary across accounts. In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades. World may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

The Funds, the Advisor, Pierce Street and World have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. The Advisor also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that the Advisor, Pierce Street and the portfolio management teams may face. In addition, the Funds, the Advisor, Pierce Street and World each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of the Funds, the Advisor, Pierce Street or World, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of the Advisor periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of the Funds, the Advisor, Pierce Street or World will achieve their intended result.

Portfolio Management Team Compensation.

Munder Capital Management: The compensation package for all members of the Advisor’s portfolio management teams has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of equity ownership. Certain portfolio managers may also receive variable bonus compensation or performance-based fees. The Advisor also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan which includes an employer contribution.

The Advisor strives to offer industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

Members of the Advisor’s portfolio management teams are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 200% of base salary. Target bonuses for equity analysts typically range from 50 to 150% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 300% or more of salary. In determining portfolio manager bonuses, the Advisor considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account’s benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm’s success. The applicable benchmarks for each Fund, which may include modified versions of the index and/or blends of multiple indexes, are as follows:

Asset Allocation Fund - Balanced	National Association of Real Estate Investment Trusts Equity Index, Russell 1000 Value Index, Russell 2000 Value Index, Russell 1000 Growth Index, Russell 3000 Index, S&P 500 Index, S&P 1000 Index, Lehman Brothers Intermediate Government/Credit Index

Bond Fund	Lehman Brothers Aggregate Bond Index, Lehman Brothers Credit Index

Energy Fund	Deutsche Bank Energy Index, S&P 500 Index

Healthcare Fund	S&P 500 Index, Goldman Sachs Sector Index-Healthcare

Intermediate Bond Fund	Lehman Brothers Intermediate Government/Credit Index

International Bond Fund	Citigroup Non-U.S. Dollar World Government Bond Index

International Equity Fund	Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index

International Fund – Core Equity	Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index

International Small-Mid Cap Fund	S&P®/Citigroup EMI World Ex-U.S. Index

Internet Fund	Inter@ctive Week Internet Index, Morgan Stanley Internet Index

Large-Cap Growth Fund	S&P 500 Index, Russell 1000 Growth Index

Large-Cap Value Fund	Russell 1000 Value Index

Micro-Cap Equity Fund	Russell Microcap Index, Wilshire Micro Cap Index, Russell 2000 Index

Mid-Cap Core Growth Fund	S&P MidCap 400 Index, Russell Midcap Growth Index

Mid-Cap Value Fund	Russell Midcap Value Index

Real Estate Equity Investment Fund	National Association of Real Estate Investment Trusts Equity Index

Small-Mid Cap Fund	S&P 1000 Index, Russell 2000 Index, Russell 2000 Value Index, S&P MidCap 400 Index

Small-Mid Cap 130/30 Fund	Standard & Poor’s 1000 Index

Small-Cap Value Fund	Russell 2000 Value Index

Tax-Free Short & Intermediate Bond Fund	Lehman Brothers Managed Money Municipal Short Index, Lehman Brothers Managed Money Municipal Short/Intermediate Index, Lehman Brothers 10-Year Municipal Index, Lehman Brothers 15-Year Municipal Index, Lehman Brothers 20-Year Municipal Index

Technology Fund	Goldman Sachs Technology Composite

Certain portfolio managers are eligible to receive variable bonus compensation based on fees received by the Advisor for all accounts, including any Munder Fund, managed by the portfolio manager pursuant to a specific investment style. In certain instances, such compensation is conditioned upon a minimum asset level in the investment discipline. In certain instances, such compensation is based on the investment performance of accounts managed by such portfolio manager pursuant to a specific investment style, provided the performance of the related Munder Fund or investment style composite exceeds the performance of the related index on a compound annual basis over a stated period. Certain portfolio managers and analysts will receive a guaranteed minimum compensation through early 2010, and are eligible for additional compensation bonuses based on fees received by the Advisor, investment performance and new account openings.

Members of the portfolio management teams were historically eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. These long-term incentive plans effectively expired in late 2004 and early 2005. Effective January 2, 2007, key members of the portfolio management teams are eligible for long-term incentives in the form of restricted shares of Munder Capital Holdings, LLC, the majority partner of MCM. Restricted shares typically vest quarterly over a three—year period. The restricted share grants provide incentive to retain key personnel and serve to align portfolio managers’ interests with those of the Advisor directly, and, indirectly, the accounts managed by the Advisor.

World Asset Management, Inc.: Members of the portfolio management teams employed by World earn a fixed salary. An overall firm bonus pool is earned based on meeting key corporate initiatives and objectives. Members of the portfolio management team are eligible to earn a bonus based on that pool. Individual bonuses for all members of a portfolio management team are influenced by the profitability of the firm as well as meeting key departmental objectives. In determining portfolio manager bonuses, World considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success as well as the profitability of the firm. Members of the portfolio management team may also be eligible for long-term incentives in the form of (1) options to purchase shares of Comerica Incorporated and/or (2) restricted shares of Comerica Incorporated stock. These programs provide additional incentives to retain key personnel within World, as well as World’s parent company, Comerica.

Portfolio Management Team Fund Ownership. The dollar range of equity securities of each Fund beneficially owned by the portfolio managers of such Fund as of June 30, 2007 is as follows:

Fund	Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Asset Allocation Fund - Balanced	Anne Kennedy	$50,000 to $100,000
	Robert Crosby	$50,000 to $100,000
	Mike Vandenbossche	None
	Mike Gura	$1 - $10,000
	Tom Kenny	None
	Tony Dong	None
	Joe Skornicka	$10,001 - $50,000
	Remi Browne	None**
	Dan LeVan	None**

Bond Fund	Peter Root	None
	Mike Krushena	$50,000 to $100,000

Energy Fund	Mike Bryk	$10,001 - $50,000
	John Kreiter	$10,001 - $50,000

Healthcare Fund	Thomas Wald	$50,000 to $100,000

Index 500 Fund	Kenneth Schluchter	None
	Kevin Yousif	None

Intermediate Bond Fund	Peter Root	$100,001 - $500,000
	Mike Vandenbossche	None

International Bond Fund	Sharon Fayolle	None
	James Kelts	None
	Peter Root	None

International Equity Fund	Brian Kozeliski	$10,001 - $50,000
	Armando Lacayo	$10,001 - $50,000
	Scott Wittman	None

International Fund - Core Equity*	Remi Browne	None*
	Peter Carpenter	None*
	Robert Cerow	None*
	Peter Collins	None*
	John Evers	None*
	Daniel LeVan	None*
	Jeffrey Sullivan	None*

International Small Mid-Cap Fund*	Remi Browne	None*
	Peter Carpenter	None*
	Robert Cerow	None*
	Peter Collins	None*
	John Evers	None*
	Daniel LeVan	None*
	Jeffrey Sullivan	None*

Internet Fund	Ken Smith	$100,001 - $500,000
	Jonathan Woodley	$1 - $10,000
	Mark Lebovitz	$10,001 - $50,000

Large-Cap Growth Fund	Tom Kenny	$100,001 - $500,000
	Mike Gura	$100,001 - $500,000

Large-Cap Value Fund	John Kreiter	$100,001 - $500,000
	Joe Skornicka	$10,001 - $50,000

Micro-Cap Equity Fund	John Richardson	Over $1,000,000
	Julie Hollinshead	$50,001 - $100,000
	Robert Crosby	$1 - $10,000

Mid-Cap Core Growth Fund	Tony Dong	Over $1,000,000
	Brian Matuszak	$10,001 - $50,000
	Andy Mui	$10,001 - $50,000
	George Sanders	$10,001 - $50,000
	Geoffrey Wilson	$10,001 - $50,000

Mid-Cap Value Fund*	Robert Crosby	None*
	Julie Hollinshead	None*
	John Richardson	None*
	Joe Skornicka	None*
	John Kreiter	None*

Real Estate Equity Investment Fund	Robert Crosby	$10,001 - $50,000
	Brian Matuszak	$1 - $10,000

S&P® MidCap Index Equity Fund	Kenneth Schluchter	None
	Kevin Yousif	None

S&P® SmallCap Index Equity Fund	Kenneth Schluchter	None
	Kevin Yousif	None

Small-Cap Value Fund	John Richardson	Over $1,000,000
	Julie Hollinshead	$100,001 - $500,000
	Robert Crosby	$1 - $10,000

Small-Mid Cap Fund	Robert Crosby	$100,001 - $500,000
	Tony Dong	None

Small-Mid Cap 130/30 Fund*	Tony Dong	None*
	T. Scott Wittman	None*
	Robert Crosby	None*

Tax-Free Short & Intermediate Bond Fund	Roger Soderstrom	None
	Adam Thayer	None

Technology Fund	Ken Smith	$50,001 - $100,000
	Jonathan Woodley	$1 - $10,000
	Mark Lebovitz	$1 - $10,000

*	No shares of the International Fund—Core Equity, International Small-Mid Cap Fund, Mid-Cap Value Fund or Small-Mid Cap 130/30 Fund were outstanding on June 30, 2007.
**	Not on portfolio management team as of June 30, 2007.

Fund	Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
International Small Mid-Cap Fund*	Remi Browne
Peter Carpenter
Robert Cerow
Peter Collins
John Evers
Daniel LeVan
Jeffrey Sullivan

Internet Fund	Ken Smith
Jonathan Woodley
Mark Lebovitz

Large-Cap Growth Fund	Tom Kenny
Mike Gura

Large-Cap Value Fund	John Kreiter
Joe Skornicka

Micro-Cap Equity Fund	John Richardson
Julie Hollinshead
Robert Crosby

Mid-Cap Core Growth Fund	Tony Dong
Brian Matuszak
Andy Mui
George Sanders
Geoffrey Wilson

Mid-Cap Value Fund*	Robert E. Crosby
Julie R. Hollinshead
John P. Richardson
Joseph W. Skornicka

Real Estate Equity Investment Fund	Robert Crosby
Brian Matuszak

S&P® MidCap Index Equity Fund	Kenneth Schluchter	None
	Kevin Yousif	None

S&P® SmallCap Index Equity Fund	Kenneth Schluchter	None
	Kevin Yousif	None

Small-Cap Value Fund	John Richardson
Julie Hollinshead
Robert Crosby

Fund	Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Small-Mid Cap Fund	Robert Crosby
Julie Hollinshead
John Richadson
Tony Dong
Brian Matuszak
Andy Mui
George Sanders
Geoffrey Wilson

Small-Mid Cap 130/30 Fund*	Tony Dong
T. Scott Wittman
Robert Crosby

Tax-Free Short & Intermediate Bond Fund	Roger Soderstrom
Adam Thayer

Technology Fund	Ken Smith
Jonathan Woodley
Mark Lebovitz

*	No shares of the International Fund—Core Equity, International Small-Mid Cap Fund, Mid-Cap Value Fund or Small-Mid Cap 130/30 Fund were outstanding on June 30, 2007.

Administrator. In addition to serving as the Advisor to the Funds, MCM also serves as the administrator (“Administrator”) for the Funds. Each of the Funds has entered into a Combined Administration Agreement with MCM (“Administration Agreement”) that was amended and restated on October 30, 2003 and amended most recently on August 14, 2007. Pursuant to the Administration Agreement, MCM is responsible for (i) general administrative duties associated with the day-to-day operations of the Munder Funds; (ii) monitoring and coordinating the activities of the other service providers of the Munder Funds; (iii) providing fund accounting functions, including overseeing the computation of the net asset value of each Munder Fund; (iv) assisting in the preparation of financial and tax reports; (v) ongoing monitoring and testing of portfolio compliance; and (vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.

The Administration Agreement permits MCM to enter into an agreement with one or more third parties pursuant to which such third parties may provide sub-administrative services to the Munder Funds. Accordingly, MCM has entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street”), the former administrator to the Munder Funds, to provide certain administrative services to the Munder Funds.

As compensation for its administrative services, commencing June 1, 2004 the Administrator receives from each Munder Fund an annual fee that is computed daily and payable monthly equal to the greater of (1) $50,000 plus $6,000 per each active class of such Munder Fund greater than one, or (2) a percentage of the average daily net assets of such Munder Fund that varies with the amount of such

Munder Fund’s average daily net assets as follows: (a) 0.1530% of average daily net assets up to $100,000,000, (b) 0.128% of average daily net assets from $100,000,001 to $250,000,000, (c) 0.104% of average daily net assets from $250,000,001 to $500,000,000, (d) 0.079% of average daily net assets from $500,000,001 to $1,000,000,000 and (e) 0.055% of average daily net assets in excess of $1,000,000,000. In addition, beginning August 10, 2004, the Administrator is entitled to receive from each Munder Fund an annual financial reporting fee in the amount of $8,000.

As compensation for its administrative services for the period February 10, 2004 through May 31, 2004, the Administrator was entitled to receive an annual fee based on a percentage of the average daily net assets of all of the Munder Funds. For all of the Funds except the Index Funds and the Institutional Money Market Fund, the Administrator received an annual fee equal to 0.1346% of the aggregate net assets of such Funds.

As compensation for its administrative services for all the Munder Funds except the Index Funds and Institutional Money Market Fund for the period June 1, 2003 through February 10, 2004, the Administrator was entitled to receive an annual fee that was the greater of (1) the Munder Funds complex minimum, calculated by multiplying $75,000 by the number of applicable Munder Funds (except for the Index Funds and Institutional Money Market Fund), or (2) a fee equal to 0.1477% of the average daily net assets of all the Munder Funds except the Index Funds and the Institutional Money Market Fund (“Aggregate Net Assets”) for the first $2.8 billion of the Aggregate Net Assets, 0.1377% of the Aggregate Net Assets for the next $2.2 billion of the Aggregate Net Assets, 0.1357% of the Aggregate Net Assets for the next $5.0 billion of the Aggregate Net Assets, 0.0867% of the Aggregate Net Assets for the next $2.5 billion of the Aggregate Assets, and 0.0767% of the Aggregate Net Assets above that amount. In addition, for the period June 1, 2003 through February 10, 2004, the Administrator agreed to limit the total compensation it received for its services as Administrator for all of the Munder Funds to a prorated portion of an annualized amount of $3.4 million, after payment by the Administrator of all standard basis points and complex minimum fees to sub-administrators for the Munder Funds.

For the fiscal years ended June 30, 2005, 2006 and 2007, MCM received administrative fees from the Funds in the amounts set forth in the table below. No amounts are shown for the International Fund—Core Equity, International Small-Mid Cap Fund or Mid-Cap Value Fund because those Funds had not commenced operations during the periods shown.

	Fiscal year ended June 30, 2005	Fiscal year ended June 30, 2006	Fiscal year ended June 30, 2007
Asset Allocation Fund - Balanced	$203,807	$205,860	$203,641
Bond Fund	$81,420	$126,745	$137,879
Cash Investment Fund	$753,885	$740,019	$881,686
Energy Fund	$139,861	$183,039	$161,805
Healthcare Fund	$331,575	$287,777	$214,151
Index 500 Fund	$1,001,219	$935,507	$892,729
Intermediate Bond Fund	$505,150	$467,768	$416,354
International Bond Fund	$97,331	$92,998	$107,395
International Equity Fund	$154,724	$234,513	$310,466
Internet Fund	$825,106	$774,128	$649,458
Large-Cap Growth Fund	$161,212	$194,432	$199,273
Large-Cap Value Fund	$143,494	$179,930	$191,287
Micro-Cap Equity Fund	$453,566	$658,718	$619,333
Mid-Cap Core Growth Fund	$310,503	$1,131,735	$2,066,396
Real Estate Equity Investment Fund	$130,581	$143,982	$134,267

	Fiscal year ended June 30, 2005	Fiscal year ended June 30, 2006	Fiscal year ended June 30, 2007
Small-Cap Value Fund	$737,846	$1,121,862	$1,081,918
Small-Mid Cap Fund	N/A	$89,363	$86,637
Tax-Free Money Market Fund	$301,255	$274,853	$320,030
Tax-Free Short & Intermediate Bond Fund	$270,558	$239,781	$191,212
Technology Fund	$282,397	$232,723	$189,094

Effective February 14, 2006, the S&P® MidCap Index Equity Fund and S&P® SmallCap Index Equity Fund changed their fiscal and tax year ends from December 31 to June 30. MCM received administrative fees from such Funds for the three most recently completed full fiscal years as set forth in the table below. Such amounts were limited to the extent necessary to limit the aggregate amount MCM received from such Funds, the remaining series of MST, MST II, and @Vantage during the relevant period to the total amount stated above.

	Fiscal year ended December 31, 2004	Fiscal year ended December 31, 2005	Period ended June 30, 2006	Year ended June 30, 2007
S&P® MidCap Index Equity Fund	$138,777	$153,174	$73,301	$137,840
S&P® SmallCap Index Equity Fund	$134,578	$190,110	$98,772	$184,540

Distributor. The Funds’ distributor is Funds Distributor, Inc. (“FDI” or “Distributor”) and its principal office is located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. The Funds have entered into a distribution agreement (“Distribution Agreement”) under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Under the Distribution Agreement, the Funds pay no fees to FDI for its services as distributor. Nevertheless, in its role as distributor, FDI is the dealer of record on shares of the Funds purchased without using a broker or other intermediary, and, as such, FDI may receive any applicable commissions, 12b-1 fees and/or service fees associated with such shares. In addition, the Advisor pays FDI a fee for providing certain distribution support services relating to the Funds.

Distribution and Services Arrangements. Under the Distribution and Service Plan (“Plan”), applicable to Class A, Class B, Class C, Class R and Class K shares, but adopted in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A, Class B, Class C and Class R shares of the Funds only, each of the Funds may use its assets with respect to those classes of shares to finance activities relating to the distribution of its shares and the provision of certain shareholder services.

Under the Plan, the Distributor is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A shares of each Fund. Also, under the Plan, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class B, Class C and Class R shares of each relevant Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class B, Class C and Class R shares of each relevant Fund. However, under the Distribution Agreement, the fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of any series attributable to its Class R shares.

The Plan also provides that the Funds may pay up to 0.25%, or up to 0.15% in the case of the Money Market Funds, of the value of the average daily net assets of the Class K shares beneficially owned by the customers of banks and other financial institutions to financial institutions that have entered into agreements with the Funds to provide shareholder services to their customers. The Plan with respect to Class K shares is a non-Rule 12b-1 shareholder servicing plan.

Services provided by financial institutions under their Class K shares service agreements may include: (i) aggregating and processing purchase and redemption requests for Class K shares from customers and placing net purchase and redemption orders with the Distributor; (ii) providing customers with a service that invests the assets of their accounts in Class K shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in Class K shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the institutions; (vii) providing sub-accounting with respect to Class K shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Funds’ arrangements with institutions; and (x) providing such other similar services as the Funds may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.

Under the terms of the Plan, the Plan continues from year to year with respect to each class of shares, provided such continuance is approved annually by vote of the Board, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of that Plan (“Non-Interested Plan Trustees”). All amendments of the Plan also must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the respective Fund. Pursuant to the Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

In the case of Class A, Class B, Class C and Class R shares, the Trustees have determined that the Plan will benefit the Funds and their shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

In the case of Class K shares, the Trustees have determined that there is a reasonable likelihood that the agreements with banks and other financial institutions will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

With respect to Class B, Class C and Class R shares of each relevant Fund, the Distributor expects to pay sales commissions to dealers authorized to sell a Fund’s Class B, Class C and Class R shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the Plan. In addition, the Advisor or Distributor, or any of their affiliates, may from time to time pay for shareholder services or distribution out of their own resources without additional cost to the Funds or their shareholders.

The fees paid to the Distributor pursuant to the Plan for the Class A, Class B, Class C and Class R shares of the Funds are set forth in the tables below. To the extent a Fund is not listed in a table below, it made no payments to the Distributor under the Plan during the period shown.

	Class A Shares
	Fiscal year ended June 30, 2005		Fiscal year ended June 30, 2006		Fiscal year ended June 30, 2007
	Service Fees	Contingent Deferred Sales Charges	Service Fees	Contingent Deferred Sales Charges	Service Fees	Contingent Deferred Sales Charges
Asset Allocation Fund - Balanced	$101,456	—	$110,265	$4,021	$126,458	$422
Bond Fund	$11,707	—	$35,305	$982	$29,990	$188
Cash Investment Fund	$211,610	—	$185,319	—	$186,022	—
Energy Fund	$75,062	—	$123,032	$90	$106,222	$22
Healthcare Fund	$198,106	$19,656	$194,663	$334	$189,532	$5,861
Index 500 Fund	$1,121,058	$268	$1,197,921	$125	$1,203,374	$394
Intermediate Bond Fund	$20,660	—	$23,651	—	$21,354	$3
International Bond Fund	$14,279	—	$7,492	—	$12,806	—
International Equity Fund	$21,256	—	$30,009	—	$45,179	—
Internet Fund	$811,380	$475	$1,125,367	$430	$1,030,700	$911
Large-Cap Growth Fund	$72,841	—	$74,696	$1	$69,442	$8
Large-Cap Value Fund	$17,569	—	$26,526	$7	$36,362	$124
Micro-Cap Equity Fund	$499,953	$1,443	$885,493	$1,539	$842,913	$221
Mid-Cap Core Growth Fund	$169,690	—	$1,572,224	$2,133	$3,498,103	$1,599
Real Estate Equity Investment Fund	$16,942	$850	$24,089	—	$29,896	—
Small-Cap Value Fund	$511,506	$1,403	$1,256,364	$5,263	$1,186,993	$347
Small-Mid Cap Fund	N/A	N/A	$13,107	—	$28,518	$878
Tax-Free Money Market Fund	$193,985	—	$171,263	—	$267,059	—
Tax-Free Short & Intermediate Bond Fund	$27,458	—	$32,792	—	$29,424	—
Technology Fund	$172,993	$124	$181,922	$28	$191,536	$769

	Class B Shares
	Fiscal year ended June 30, 2005		Fiscal year ended June 30, 2006		Fiscal year ended June 30, 2007
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
Asset Allocation Fund - Balanced	$396,120	$121,196	$285,985	$69,683	$170, 379	$32,439
Bond Fund	$45,337	$21,090	$54,890	$18,757	$34,745	$8,777
Cash Investment Fund	$141,009	$119,189	$56,010	$24,042	$27,166	$16,119
Energy Fund	$403,495	$268,586	$453,448	$144,912	$375,050	$79,534
Healthcare Fund	$978,095	$459,226	$701,658	$245,222	$249,629	$91,858
Index 500 Fund	$1,774,952	$375,247	$1,049,766	$210,405	$708,725	$97,455
Intermediate Bond Fund	$59,116	$33,792	$25,086	$10,015	$11,123	$7,436
International Bond Fund	$17,471	$6,331	$12,215	$6,047	$6,223	$9,522
International Equity Fund	$33,570	$10,599	$41,343	$10,100	$42,999	$5,144
Internet Fund	$2,949,658	$1,132,069	$1,257,128	$392,601	$375,777	$157,769
Large-Cap Growth Fund	$66,475	$23,781	$42,511	$12,535	$27,449	$9,013
Large-Cap Value Fund	$95,401	$32,205	$60,124	$10,798	$33,571	$13,409
Micro-Cap Equity Fund	$576,807	$130,280	$596,834	$108,461	$426,892	$122,856

	Class B Shares
	Fiscal year ended June 30, 2005		Fiscal year ended June 30, 2006		Fiscal year ended June 30, 2007
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
Mid-Cap Core Growth Fund	$140,117	$25,408	$394,359	$63,434	$584,693	$131,326
Real Estate Equity Investment Fund	$69,573	$23,515	$44,999	$14,627	$33,517	$13,543
Small-Cap Value Fund	$584,865	$129,395	$678,313	$108,497	$523,236	$169,596
Small-Mid Cap Fund	N/A	N/A	$4,951	$1,998	$12,357	$1,978
Tax-Free Short & Intermediate Bond Fund	$32,203	$32,123	$21,247	$14,226	$8,124	$1,275
Technology Fund	$864,897	$463,573	$487,944	$183,351	$134,040	$58,911

	Class C Shares
	Fiscal year ended June 30, 2005		Fiscal year ended June 30, 2006		Fiscal year ended June 30, 2007
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
Asset Allocation Fund - Balanced	$179,496	$1,849	$182,086	$1,641	$176,349	$1,346
Bond Fund	$5,429	$1	$17,201	$43	$17,505	$39
Cash Investment Fund	$21,386	$957	$16,157	$2,423	$17,085	$919
Energy Fund*	$156,679	$4,446	$211,043	$7,547	$206,388	$2,116
Healthcare Fund	$459,314	$5,643	$384,303	$1,456	$281,262	$1,788
Intermediate Bond Fund	$14,770	$1,259	$9,130	$721	$10,910	$449
International Bond Fund	$14,372	$3,194	$8,622	$753	$8,980	$161
International Equity Fund	$24,655	$249	$32,633	$417	$49,818	$113
Internet Fund	$1,432,015	$19,796	$1,203,183	$5,213	$870,066	$4,626
Large-Cap Growth Fund	$45,911	$175	$41,346	$578	$35,244	$51
Large-Cap Value Fund	$31,312	$252	$31,184	$220	$34,925	$86
Micro-Cap Equity Fund	$633,380	$21,227	$972,172	$20,090	$883,775	$1,833
Mid-Cap Core Growth Fund*	$200,135	$7,645	$1,638,197	$59,848	$3,434,878	$82,151
Real Estate Equity Investment Fund	$30,192	$2,073	$29,752	$473	$33,667	$704
Small-Cap Value Fund	$983,448	$26,473	$1,999,877	$42,915	$1,810,837	$16,073
Small-Mid Cap Fund	N/A	N/A	$22,368	$231	$55,920	$3,916
Tax-Free Short & Intermediate Bond Fund	$55,686	$1,031	$43,270	$7	$29,027	$1
Technology Fund*	$434,160	$2,730	$332,565	$1,632	$238,790	$1,833

*	Information provided is for Class II shares, which were subject to the same distribution and service fees payable by Class C shares under the Plan. Class II shares were converted and/or reclassified as Class C shares as of the close of business on October 31, 2003. Class II shares are no longer offered.

	Class R Shares	Class R Shares	Class R Shares
	Fiscal year ended June 30, 2005	Fiscal year ended June 30, 2006	Fiscal year ended June 30, 2007
	Distribution and Service Fees	Distribution and Service Fees	Distribution and Service Fees
Asset Allocation Fund - Balanced	$10	$11	$13
Healthcare Fund	$25	$30	$59

	Class R Shares	Class R Shares	Class R Shares
	Fiscal year ended June 30, 2005	Fiscal year ended June 30, 2006	Fiscal year ended June 30, 2007
	Distribution and Service Fees	Distribution and Service Fees	Distribution and Service Fees
Index 500 Fund	$55	$713	$7,204
Internet Fund	$49	$63	$118
Large-Cap Growth Fund	—	—	$22
Large-Cap Value Fund	—	—	$22
Micro-Cap Equity Fund	$2,572	$7,505	$9,817
Mid-Cap Core Growth Fund	$2,089	$21,090	$109,203
Small-Cap Value Fund	$3,539	$37,547	$34,396
Small-Mid Cap Fund	N/A	$205	$1,133

The following amounts paid to the Distributor by the Funds under the Plan for Class A shares during the fiscal year ended June 30, 2007 were spent on: [TO BE UPDATED]

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Asset Allocation Fund - Balanced		—	—		—	—
Bond Fund		—	—		—	—
Cash Investment Fund		—	—		—	—
Energy Fund		—	—		—	—
Healthcare Fund		—	—		—	—
Index 500 Fund		—	—		—	—
Intermediate Bond Fund		—	—		—	—
International Bond Fund		—	—		—	—
International Equity Fund		—	—		—	—
Internet Fund		—	—		—	—
Large-Cap Growth Fund		—	—		—	—
Large-Cap Value Fund		—	—		—	—
Micro-Cap Equity Fund		—	—		—	—
Mid-Cap Core Growth Fund		—	—		—	—
Small-Cap Value Fund		—	—		—	—
Small-Mid Cap Fund		—	—		—	—
Real Estate Equity Investment Fund		—	—		—	—
Tax-Free Money Market Fund		—	—		—	—
Tax-Free Short & Intermediate Bond Fund		—	—		—	—
Technology Fund		—	—		—	—

The following amounts paid to the Distributor by the Funds under the Plan for Class B shares during the fiscal year ended June 30, 2007 were spent on: [TO BE UPDATED]

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Asset Allocation Fund - Balanced		—	—		—	—
Bond Fund		—	—		—	—
Cash Investment Fund		—	—		—	—
Energy Fund		—	—		—	—
Healthcare Fund		—	—		—	—
Index 500 Fund		—	—		—	—
Intermediate Bond Fund		—	—		—	—
International Bond Fund		—	—		—	—
International Equity Fund		—	—		—	—
Internet Fund		—	—		—	—
Large-Cap Growth Fund		—	—		—	—
Large-Cap Value Fund		—	—		—	—
Micro-Cap Equity Fund		—	—		—	—
Mid-Cap Core Growth Fund		—	—		—	—
Small-Cap Value Fund		—	—		—	—
Small-Mid Cap Fund		—	—		—	—
Real Estate Equity Investment Fund		—	—		—	—
Tax-Free Short & Intermediate Bond Fund						—
Technology Fund		—	—		—	—

The following amounts paid to the Distributor by the Funds under the Plan for Class C shares during the fiscal year ended June 30, 2007 were spent on: [TO BE UPDATED]

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Asset Allocation Fund – Balanced		—	—		—	—
Bond Fund		—	—		—	—
Cash Investment Fund		—	—			—
Energy Fund		—	—		—	—

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Healthcare Fund		—	—		—	—
Index 500 Fund		—	—		—	—
Intermediate Bond Fund		—	—		—	—
International Bond Fund		—	—		—	—
International Equity Fund		—	—		—	—
Internet Fund		—	—		—	—
Large-Cap Growth Fund		—	—		—	—
Large-Cap Value Fund		—	—		—	—
Micro-Cap Equity Fund		—	—		—	—
Mid-Cap Core Growth Fund		—	—		—	—
Small-Cap Value Fund		—	—		—	—
Small-Mid Cap Fund		—	—		—	—
Real Estate Equity Investment Fund		—	—		—	—
Tax-Free Short & Intermediate Bond Fund
Technology Fund

The following amounts paid to the Distributor by the Funds under the Plan for Class R shares during the fiscal year ended June 30, 2007 were spent on: [TO BE UPDATED]

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Asset Allocation Fund – Balanced		—	—		—	—
Healthcare Fund		—	—		—	—
Index 500 Fund		—	—		—	—
Internet Fund		—	—		—	—
Micro-Cap Equity Fund		—	—		—	—
Mid-Cap Core Growth Fund		—	—		—	—
Small-Cap Value Fund		—	—		—	—
Small-Mid Cap Fund		—	—		—	—

Additional Compensation Paid to Intermediaries. In addition to paying fees under the Funds’ Plan, the Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, World or the Funds, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. These additional fees paid by the Funds to intermediaries may take one of two forms: (i) basis point payments on net assets, and/or (ii) fixed dollar amount payments per shareholder account.

The Funds’ Advisor or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds, including affiliates of the Advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds.

Additional cash payments may be made by the Advisor or Distributor to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. In addition, while the Funds’ Distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Funds’ Distributor may, on occasion, pay the entire front-end sales charge to such intermediaries.

Currently, the Advisor has revenue sharing arrangements with approximately 18 intermediaries, the most significant of which are Merrill Lynch, Charles Schwab and Citigroup Global Markets. The Advisor also has revenue sharing arrangements with certain entities that were affiliated with the Advisor prior to January 2, 2007, including Comerica Bank. Revenue sharing payments to financial institutions are usually structured in any of three ways: (i) as a percentage of gross sales; (ii) as a percentage of net assets; and/or (iii) a fixed dollar amount. During the year ended June 30, 2007, the Advisor and/or Distributor accrued and/or paid approximately $1.9 million to various unaffiliated entities pursuant to the revenue sharing arrangements applicable to all series of MST, MST II and @Vantage. The Advisor also paid approximately $0.4 million pursuant to revenue sharing arrangements with entities with which it was affiliated during the period applicable to all series of MST, MST II and @Vantage.

From time to time, the Funds’ service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries. In addition, the Funds, the Funds’ service providers, or any of their affiliates, may conduct and/or pay for training and educational meetings for sales representatives of unaffiliated broker-dealers that sell the Funds, and may pay or reimburse for associated meals, lodging and transportation.

Custodian. State Street Bank and Trust Company (“State Street” or “Custodian”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian to the Funds. Pursuant to the terms and provisions of the custodian contract between State Street, MST and MST II, State Street keeps the books of account for each Fund.

Transfer and Dividend Disbursing Agent. PFPC Inc. (“Transfer Agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement with MST, MST II and @Vantage under which the Transfer Agent (i) issues and redeems shares of each Fund; (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (iii) maintains shareholder accounts; (iv) responds to correspondence by shareholders of the Funds; (v) makes periodic reports to the Board concerning the operations of the Funds; and (vi) conducts certain anti-money laundering activities on behalf of the Funds.

Comerica Bank. As stated in each Fund’s Prospectus, Class K shares of the Funds are sold to customers of banks and other institutions. Such banks and institutions may include Comerica Bank, its affiliates and subsidiaries, and other institutions that have entered into agreements with the Funds providing for shareholder services for their customers.

Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receive a separate fee for their respective services. Except as noted in this SAI, the Funds’ service contractors bear all expenses in connection with the performance of their services and each Fund bears the expenses incurred in its operations. Expenses borne by the Funds include, but are not limited to, fees paid to the Advisor, the Administrator, the Custodian and the Transfer Agent; fees and expenses of officers and the Board; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying each Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders’ meetings and proxy solicitations; fidelity bond and directors’ and officers’ liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of MST, MST II or @Vantage that are not readily identifiable as belonging to a particular investment portfolio are allocated among all investment portfolios of MST, MST II and @Vantage by or under the direction of the Board in a manner that the Board determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by a Fund in addition to the other series of MST, MST II and @Vantage, as applicable. With respect to Class I shares, except for expenses incurred collectively by the Funds (for example, fees of Trustees, auditors, and legal counsel) not attributable to a particular Fund or to a particular class of shares of a Fund and expenses incurred by a Fund not attributable to any particular class of the Fund’s shares (for example, advisory fees, custodial fees, or other expenses relating to the management of the Fund’s assets), only expenses actually incurred by the Class I shares will be allocated to the Class I shares. The Advisor, the Administrator, the Custodian and the Transfer Agent may voluntarily waive all or a portion of their respective fees and/or reimburse certain Fund expenses from time to time.

CODE OF ETHICS

MST, MST II, @Vantage and the Advisor have adopted a code of ethics and World has adopted a code of ethics as required by applicable law. Each such code is designed to, among other things, prevent affiliated persons of MST, MST II, @Vantage and the Advisor or World, as applicable, from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics may be examined at the office of the SEC in Washington, DC or on the Internet from the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor, or World in the case of the Index Funds, causes investment decisions for each of the Funds to be made and oversees the placement of purchase and sale orders for portfolio securities on behalf of the Funds.

Consistent with the Combined Advisory Agreement for the Funds and the Sub-Advisory Agreement for the Index Funds, the Advisor and World, as applicable, each selects broker-dealers to execute transactions on behalf of the Funds using its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor considers all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, anonymity and confidentiality, promptness, the quality of any research provided (i.e., quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker), the net results of specific transactions, the difficulty of execution, the size of the order, the operational facilities of the broker-dealer, the broker-dealer’s risk in positioning a block of securities, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. While the Advisor and World generally seek reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor and World are each authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Funds and/or other accounts over which the Advisor and World or their respective affiliates exercise investment discretion. The Advisor and World, as the case may be, may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor or World determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor or World to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Advisor and World in connection with their services to other clients.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and World and does not reduce the advisory or sub-advisory fees payable to the Advisor and World, respectively, for services provided to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges generally involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions that are generally fixed.

Over-the-counter issues, including corporate debt and government securities, are normally traded through dealers on a “net” basis (i.e., without commission), or directly with the issuer. With respect to over-the-counter transactions, the Advisor or World will normally deal directly with dealers who make a market in the instruments except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Each of the Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor or World believes such practice to be in such Fund’s best interests.

Investment decisions for each Fund and for other investment accounts managed by the Advisor and World, as applicable, are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Advisor believes to be equitable to each such account. Although the Advisor and World each seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor or World, as applicable, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

The Funds will not purchase any securities while the Advisor, World, as applicable, or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities, except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.

Under the 1940 Act, persons affiliated with the Advisor, the Distributor and their affiliates are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

The table below shows information on brokerage commissions paid by each of the Funds for the last three fiscal years, all of which were paid to entities that are not affiliated with the Funds, the Advisor or World. Significant changes in brokerage commissions paid by a Fund from year to year are primarily due to varying Fund asset levels.

In several cases when commissions decreased, the Funds benefited from increased usage of electronic communication networks (ECNs) for trading and exchange-traded funds (ETFs) for managing cash. No amounts are shown for the International Fund—Core Equity, International Small-Mid Cap Fund, Mid-Cap Value Fund or Small-Mid Cap 130/30 Fund as those Funds had not commenced operations during the periods shown.

	Fiscal year ended June 30, 2005	Fiscal year ended June 30, 2006	Fiscal year ended June 30, 2007
Asset Allocation Fund - Balanced	$171,959	$96,913	$94,107
Healthcare Fund	$1,092,828	$192,085	$109,543
Index 500 Fund	$45,747	$40,499	$25,889
International Equity Fund	$163,780	$154,658	$242,953
Internet Fund	$2,588,635	$2,085,787	$1,700,425
Large-Cap Growth Fund	$76,832	$151,281	$204,896
Large-Cap Value Fund	$87,685	$101,052	$110,502
Micro-Cap Equity Fund	$656,491	$731,329	$848,286
Mid-Cap Core Growth Fund	$594,853	$2,309,857	$2,745,327
Energy Fund	$125,140	$68,795	$75,366
Real Estate Equity Investment Fund	$64,847	$71,057	$68,490
Small-Cap Value Fund	$1,171,136	$1,196,724	$1,196,851
Small-Mid Cap Fund	N/A	$21,606	$28,338
Technology Fund	$1,127,301	$814,459	$686,589

Effective February 14, 2006, the S&P® MidCap Index Equity Fund and S&P® SmallCap Index Equity Fund changed their fiscal and tax year ends from December 31 to June 30. The table below shows information on brokerage commissions paid by such Funds for the last three fiscal years and for the period ended June 30, 2007, all of which were paid to entities that are not affiliated with such Funds or the Advisor. Significant changes in brokerage commissions paid by a Fund from year to year may result from changing asset levels throughout the year.

	Fiscal year ended December 31, 2004	Fiscal year ended December 31, 2005	Period ended June 30, 2006	Fiscal year ended June 30, 2007
S&P® MidCap Index Equity Fund	$12,908	$24,209	$715	$6,056
S&P® SmallCap Index Equity Fund	$14,105	$20,637	$5,128	$14,562

Each of the Funds is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of their most recent fiscal year and state the value of such holdings. As of June 30, 2007, the following Funds held securities in the indicated firms in the following amounts:

As of June 30, 2007
Asset Allocation Fund - Balanced
Bank of America Corp.	$1,643,193
Bank of New York Co., Inc.	$363,843
Bear Stearns Securities Corp.	$980,883
Citigroup Inc.	$1,979,692
JP Morgan Chase & Co.	$1,558,394
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,115,375

As of June 30, 2007
UBS AG	$102,017

Bond Fund
Bank of New York Co., Inc.	$1,477,743

Cash Investment Fund
Bank of America Corp.	$15,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$185,000,000
UBS AG	$14,997,771

Index 500 Fund
Bank of America Corp.	$12,851,519
Bank of New York Co., Inc.	$1,855,600
Bear Stearns Securities Corp.	$987,000
Citigroup Inc.	$15,027,765
JP Morgan Chase & Co.	$9,803,809
Lehman Brothers Inc.	$2,351,031
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$4,311,140
Morgan Stanley & Co., Inc.	$5,236,461

Intermediate Bond Fund
Bank of America Corp.	$796,893
Bank of New York Co., Inc.	$3,265,812
Bear Stearns Securities Corp.	$5,838,296
Citibank Credit Card Issuance Trust	$4,501,243
Morgan Stanley & Co., Inc.	$2,874,964
UBS AG	$5,277,085

International Bond Fund
Bank of America Corp.	$662,066

International Equity Fund
Deutsche Bank AG	$1,482,225

Large-Cap Growth
Citigroup Inc.	$1,413,039

Large-Cap Value
Bank of America Corp.	$4,676,671
Bank of New York Co., Inc.	$1,236,984
Citigroup Inc.	$5,305,232
JP Morgan Chase & Co.	$5,108,520
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$3,089,994

S&P® MidCap Index Equity Fund
Jefferies Company, Inc.	$199,436
Edwards AG Sons Inc.	$440,167

S&P® SmallCap Index Equity Fund
Piper Jaffery & Co.	$194,776

As of June 30, 2007

Tax Free Money Market Fund
Citigroup Global Markets Inc.	$3,446,819

Tax-Free Short & Intermediate Bond Fund
Citigroup Global Markets Inc.	$1,603,000

Since the Money Market Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net investment income of a Money Market Fund. The portfolio turnover rate of each Fund is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were 397 days or less for the Money Market Funds or one year or less for the Equity and Bond Funds) by the monthly average value of the securities held by the Fund during the year. Each Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year.

The portfolio turnover rate of each Fund is set forth below. Significant changes in turnover rates from year to year are primarily due to varying levels of purchase and redemption activity in Fund shares. As the level or direction of transactions in Fund shares varies, portfolio managers must manage cash and make purchase and sale decisions in response to Fund share transactions. To the extent a Fund has foreign currency exposure, the effect of these fluctuations can be multiplied.

Turnover for all Funds was impacted by changes in purchase and redemption activity between fiscal 2006 to fiscal 2007. The higher portfolio turnover rate for the Large-Cap Growth Fund in fiscal 2007 reflects the investment decisions of a new management team which began managing the Fund in June 2007. The Technology Fund’s turnover rate was higher in 2006 due to repositioning of the Fund based on valuation targets.

	Portfolio Turnover Rate Fiscal Year Ended June 30, 2006	Portfolio Turnover Rate Fiscal Year Ended June 30, 2007
Asset Allocation Fund - Balanced	55%	52%
Bond Fund	68%	55%
Energy Fund	25%	26%
Healthcare Fund	47%	30%
Index 500 Fund	6%	3%
Intermediate Bond Fund	52%	53%
International Bond Fund	14%	24%
International Equity Fund	43%	51%
Internet Fund	82%	62%
Large-Cap Growth Fund	60%	90%
Large-Cap Value Fund	48%	47%
Micro-Cap Equity Fund	26%	23%
Mid-Cap Core Growth Fund	60%	46%
Real Estate Equity Investment Fund	26%	26%
Small-Cap Value Fund	36%	29%
Small-Mid Cap Fund	81%	75%
Tax-Free Short & Intermediate Bond Fund	9%	2%

	Portfolio Turnover Rate Fiscal Year Ended June 30, 2006	Portfolio Turnover Rate Fiscal Year Ended June 30, 2007
Technology Fund	135%	115%

Effective February 14, 2006, the S&P® MidCap Index Equity Fund and S&P® SmallCap Index Equity Fund changed their fiscal and tax year ends from December 31 to June 30. The table below shows information on these Funds’ portfolio turnover rate for the six-month period ended June 30, 2006 and the twelve-month period ended June 30, 2007. The difference in turnover rates is due to the different length of the time periods.

	Portfolio Turnover Rate Period Ended June 30, 2006	Portfolio Turnover Rate Period Ended June 30, 2007
S&P® MidCap Index Equity Fund	5%	11%
S&P® SmallCap Index Equity Fund	8%	14%

ADDITIONAL PURCHASE, REDEMPTION, EXCHANGE AND

CONVERSION INFORMATION

Purchases. As described in the Prospectuses (including the Shareholder Guide), shares of each of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker, financial advisor or other intermediary. The Funds have authorized one or more financial service institutions to receive on their behalf purchase orders. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive purchase orders on behalf of the Funds. To the extent permitted by law, the Funds will be deemed to have received a purchase order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. Orders will be priced at the applicable Fund’s Net Asset Value next computed after they are received by an authorized financial services institution or its authorized designee.

The term “immediate family member” means any investor’s grandparent, spouse of a grandparent, parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, or any of the foregoing relatives of the investor’s spouse (i.e., in-laws), and includes step and adoptive relationships.

In-Kind Purchases. Payment for shares of a Fund (other than the Real Estate Equity Investment Fund) may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for such Fund as described in the Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurance that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities. Call the Funds at (800) 438-5789 for more information.

Dealer Reallowances. At the time of purchase, the Distributor will generally pay a commission (as a percentage of the offer price) to the broker of record as follows:

•	Class A Shares of the Equity Funds (except Index 500 Fund)

Amount of Purchase	Commission
Less than $25,000	5.00%
$25,000 up to $50,000	4.75%
$50,000 up to $100,000	4.00%
$100,000 up to $250,000	3.25%
$250,000 up to $500,000	2.25%
$500,000 up to $1 million	1.25%
$1 million or more	See below *

*	For investments of $1 million or more, the Distributor will generally pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million.

•	Class A Shares of the Index 500 Fund

Amount of Purchase	Commission
Less than $100,000	2.25%
$100,000 up to $250,000	1.75%
$250,000 up to $500,000	1.25%
$500,000 up to $1 million	0.75%
$1 million or more	None

•	Class A Shares of the Bond Funds, International Bond Fund and Tax-Free Bond Fund

Amount of Purchase	Commission
Less than $100,000	3.75%
$100,000 up to $250,000	2.75%
$250,000 up to $500,000	1.75%
$500,000 up to $1 million	1.00%
$1 million or more	See below **

**	For investments of $1 million or more, the Distributor will generally pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million.

•	Class B Shares of the Funds (except Index 500 Fund): 4.00%

•	Class B Shares of the Index 500 Fund: 2.00%

•	Class C Shares of the Funds: 1.00%

Finder’s Fees. For investments in Class A shares (except Index 500 Fund or any of the Money Market Funds) of $1 million or more, the Distributor will generally pay a finder’s fee to brokers and other entities (as permitted by applicable law) who initiate and are responsible for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million. Except with respect to employer-sponsored plans and other employer-sponsored group accounts that are eligible to purchase Class A shares without paying a sales charge, for purposes of calculating applicable finder’s fees, if any, all new investments into a particular account for which a broker or other entity is responsible are added together.

In the case of employer-sponsored plans and other employer-sponsored group accounts that are not subject to any sales charges on Class A shares, investments into a particular account for which a broker or other entity is responsible are generally not added together for purposes of calculating applicable finder’s fees. The Distributor may, however, subject to approval by an appropriate officer of the Funds, pay a finder’s fee based on the aggregate new investments made in an account over a period of six months or less.

Group Account Sales Charge Waivers for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares by group accounts (i) of retirement plans that are qualified under Section 401(a), Section 403(b) or Section 457 of the Internal Revenue Code and (a) that invest $1,000,000 or more in Class A shares offered by The Munder Funds or (b) that have at least 75 eligible plan participants; (ii) for which certain types of shareholder services are provided to underlying shareholders in the group account pursuant to a written agreement with the Funds; (iii) that are administered by BISYS Retirement Services for employees participating in an employer-sponsored or administered retirement program under Section 408A of the Internal Revenue Code; or (iv) administered by Merrill Lynch Group Employee Services (“Merrill Lynch”) if (a) the plan’s recordkeeper on a daily valuation basis is Merrill Lynch and, on the date the plan sponsors signs the Merrill Lynch Recordkeeping Service Agreement, the plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Services Agreement between Merrill Lynch and the Funds’ distributor and in funds advised or managed by MLAM (collectively “Applicable Investments”), (b) the plan’s recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or (c) the plan has 5000 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement. In addition, we will waive the CDSC of 1% charged on certain redemptions within one year of purchase for such accounts.

For purposes of the foregoing section, the term “group account” includes (i) an account established for a qualified or non-qualified employee benefit plan or for any other type of employer-sponsored plan or account that represents the collective interests of multiple employees, (ii) an account established by a wrap-fee program sponsor that represents the collective investments of all program participants, and (iii) other similar accounts that represent the collective investments of multiple underlying shareholders. Notwithstanding the foregoing, the term “group account” does not include superomnibus accounts (but may include group accounts within the superomnibus account) established by broker-dealers or other financial intermediaries that represent the collective investments of all or substantially all their clients.

CMS Energy Sales Charge Waiver for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares for employees of CMS Energy. The sales charge will only be waived if the CMS employee is participating in a Munder prototype Roth IRA plan by way of payroll deduction from CMS.

Investment Minimums. All initial Fund purchases are subject to the per Fund investment minimums stated in the Prospectuses. If an investment in Class A, Class B or Class C shares of a Fund falls below the applicable minimum, a $6 quarterly fee, to be paid by liquidating shares, may be charged to that account. If a contingent deferred sales charge (“CSDC”) applies on the shares liquidated to pay this fee, it will be included in the $6 charge; that is, only $6 worth of shares in your account will be redeemed during any quarter.

Retirement Plans. Shares of each of the Funds may be purchased in connection with various types of tax deferred retirement plans, including traditional and Roth individual retirement accounts (“IRAs”), SIMPLE IRAs, SEPs, SAR SEPs, qualified plans, non-qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans), simplified employee pension IRAs, Education Savings Accounts (“ESAs”), top-hat plans, and similar types of tax deferred retirement plans. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $15.00 annual custodial fee is charged to all IRA, 403(b) and ESA accounts. This fee must be paid in December of each year and may be paid by check or by liquidating shares from the account. Any applicable CDSC will be waived on shares liquidated to pay to the fee.

Redemptions. The redemption price for Fund shares is the net asset value next determined after receipt of the redemption request in proper form. The redemption proceeds will be reduced by the amount of any applicable CDSC and/or short-term trading fee.

Redemption proceeds are normally paid in cash; however, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

The Funds have authorized one or more financial service institutions to receive redemption orders on the Funds’ behalf. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive redemption orders on behalf of the Funds. To the extent permitted by law, the Funds will be deemed to have received a redemption order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. Orders will be priced at the applicable Fund’s Net Asset Value next computed after they are received by an authorized financial services institution or its authorized designee.

Contingent Deferred Sales Charges. For Class A shares that were purchased without paying a sales charge as part of a $1 million investment, a CDSC will apply to redemptions made within one year of purchase if a sales commission was paid by the Funds at the time of the initial investment. Subject to any applicable waivers, a CDSC will also apply to redemptions of Class B shares within six years of purchase and to redemptions of Class C shares within one year of purchase.

In each case, the CDSC is based on the original net asset value at the time of investment or the net asset value at the time of redemption, whichever is lower. The Prospectuses describe the applicable CDSC schedules.

The holding period for Class A, Class B or Class C shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class A, Class B or Class C shares, as applicable, was made. For Class C shares of a Fund acquired through an exchange of Class II shares (which are no longer offered by the Funds) or for Class II shares that were converted and/or reclassified as Class C shares on October 31, 2003, the applicable holding period will be calculated from the date of the initial purchase of Class II shares. For Class A shares of a Fund acquired through an exchange, the applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

Contingent Deferred Sales Charge Waivers for Class B Shares. In addition to the waivers described in the applicable Prospectus and Shareholder Guide, a Fund will waive the CDSC payable upon redemptions of Class B shares by plans administered by Merrill Lynch that would be eligible for the Class A shares sale charge waivers described above.

Short-Term Trading Fees. If you redeem or exchange Class A, Class B, Class C, Class K, Class R, Class Y or Class I shares of the Equity Funds, the Asset Allocation Fund—Balanced or the International Bond Fund within 30 days of purchase, you may be subject to a 2% short-term trading fee upon redemption or exchange based on net assets at the time of redemption or exchange. For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividend or capital gains distributions paid by a Fund will be treated as redeemed first. Thereafter, shares will be redeemed on a first-in, first-out basis. If a CDSC also applies upon redemption or exchange, it will be assessed in addition to the 2% fee. For instance, if you redeem Class C shares within 30 days of purchase, you will be charged a total of 3% upon redemption; that is, a 1% CDSC, plus a 2% short-term trading fee.

The ability to assess a short-term trading fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems functionality applicable to these types of accounts. As a result, exemptions from the short-term trading fee may apply to these types of accounts. The Funds encourage all brokers, retirement plan administrators and fee-based program sponsors to develop the systems functionality necessary to support the assessment of short-term trading fees and to implement such systems when available.

Involuntary Redemptions. A Fund may involuntarily redeem any account if its value falls below the applicable minimum initial investment for the account, or $2,500, whichever is lower. A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to the required level. A Fund may also redeem an account involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the Fund is unable to verify the account holder’s identity. In each case, shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable contingent deferred sales charge may be applied if a Fund redeems an account. In addition, an investor will not be entitled to recoup from the Funds any sales charges paid in connection with the purchase of Fund shares. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

Conversion of Class B Shares to Class A Shares. Class B shares of a Fund purchased after June 16, 2003 will automatically convert to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance of such Class B shares.

If you acquired Class B shares of a Fund before June 16, 2003, but after November 8, 2000, or by exchanging shares of another Munder Fund that you purchased before June 16, 2003, but after November 8, 2000, those shares will automatically convert to Class A shares on the first business day of the month in which the eighth anniversary of the original purchase occurs. If you acquired Class B shares of a Fund before November 8, 2000 or by exchanging shares of another Munder Fund that you purchased before November 8, 2000, those shares will automatically convert to Class A shares on the first business day of the month in which the sixth anniversary of the original purchase occurs. All Class B share conversions will be effected at the relative net asset values per share of the two classes.

Telephone Exchanges. The Funds reserve the right at any time to suspend or terminate the telephone exchange privilege or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Funds nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine. The procedures currently include a recorded verification of the shareholder’s name, account number and other identifying information, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

Exchanges from the Internet Fund. When Class A shares of the Internet Fund that were issued without the imposition of a sales load in connection with the reorganization of the Amerindo Technology Fund with and into the Munder Internet Fund are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

Other Purchase and Redemption Information. Each of the Funds reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, each of the Funds may also suspend or postpone the recording of the transfer of its shares.

In addition, each of the Funds may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. Each of the Funds may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of the Funds’ shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or other financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in each Fund’s Prospectus and this SAI. An investor’s broker or other financial intermediary will provide the investor with specific information about any processing or service fees they will be charged.

NET ASSET VALUE

Money Market Funds. In seeking to maintain a stable net asset value of $1.00 per share with respect to the Money Market Funds, portfolio securities are valued according to the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. The Board has established procedures reasonably designed, taking into account current market conditions and the Funds’ investment objectives, for the purpose of maintaining a stable net asset value of $1.00 per share for each Money Market Fund for purposes of sales and redemptions. These procedures include a review by the Board, at such intervals as they deem appropriate, of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Fund, the Board will promptly consider whether any action should be initiated and, if so, what action. If the Board believes that the extent of any deviation from a Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce any such dilution or unfair results to the extent reasonably practicable. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Pursuant to Rule 2a-7 under the 1940 Act, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that such Funds will not purchase any security with a remaining maturity (within the meaning of Rule 2a-7 under the 1940 Act) greater than 397 days (securities subject to repurchase agreements, variable and floating rate securities, and certain other securities may bear longer maturities), nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. In addition, the Funds may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are “First Tier Securities” at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and such security has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board. There can be no assurance that a constant net asset value will be maintained for each Money Market Fund.

All Funds. Equity securities, except for securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market, are valued at the last sale price. If there are no sales of such securities on the date of valuation but closing bid and asked prices for such day are available, then such securities may be valued, subject to the approval by the Advisor’s Pricing Committee (the “Pricing Committee”), at the mean between the most recently quoted bid and asked prices. Equity securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price (“NOCP”), unless the NOCP is not available, in which case the value will be the Consolidated Closing Price (“CCP”) reported by Nasdaq. The NOCP will be calculated at 4:00:02 p.m. (Eastern Time) on each business day as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, then the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at evaluated bid prices.

In the event a price for a security is not available through the means described above, the security may be valued using pricing services or broker-dealer quotations. Each of the Funds may employ pricing services selected by the Advisor, and approved by the Board, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. If a pricing service cannot provide a valuation for the security, the security may be valued by using quotations from a broker-dealer selected by the Advisor.

Where no last sales price is available for a Depositary Receipt (defined to include an ADR, ADS, GDR, EDR or NYR) on the exchange or market where it is principally traded, the Depositary Receipt will be valued at the closing sales price of its underlying security on the security’s principal foreign exchange, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued, subject to the approval of the Pricing Committee, at the mean between the most recently quoted bid and asked prices of its underlying security on the valuation date, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued, subject to the approval of the Pricing Committee, as of the business day prior to the valuation date using the methods described above.

Securities which are principally traded outside of the U.S. are valued at the closing price or last quoted sales price on the security’s principal exchange, except for less actively-traded securities trading on the London Stock Exchange, generally referred to as “Non-SETS.” These securities are valued at the mid-price between the bid and ask prices. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern Time).

With respect to the International Equity Fund, the International Fund-Core Equity and the International Small-Mid Cap Fund, the Board has adopted special procedures for valuing securities held by a Fund that are traded principally on an overseas market or exchange (“Foreign Security”). On each day on which the net asset value of the Fund is calculated, if the change in the value of the U.S. equity markets (as represented by the S&P 500® Index or another appropriate benchmark) exceeds a specific threshold, each Foreign Security held by the Fund will be fair valued by using a value determined by an independent pricing agent (based upon changes in the values of certain markets, indices and/or securities) rather than using the last closing price of such Foreign Security on its principal overseas market or exchange. Each of the fair value determinations made by the independent pricing agent is subject to adjustment by the Pricing Committee. The specific threshold for fair valuing Foreign Securities may be revised, from time to time, by the Board as it deems appropriate and necessary. In addition, the Pricing Committee will regularly monitor and review the valuations provided by the pricing agent and will periodically report to the Board on the pricing agent’s performance.

In certain instances, a Fund whose investment objective is to track the performance of an index (i.e., an “Index Fund”) may be unable to obtain a current market value for a security held by the Index Fund by (i) using readily available market quotations, (ii) using pricing services, or (iii) obtaining broker-dealer quotations. In such circumstances, the security may be valued using the last reported market quotation, if using such market quotation will not materially affect the Index Fund’s net asset value.

All cash, receivables and current payables are carried on each Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board.

If reliable current market values are not readily available for a security, such security will be valued at fair value by the Pricing Committee. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), or trading for a security is restricted or halted. In addition, a foreign security will be valued by the Pricing Committee if an event has occurred after the relevant foreign market has closed, but prior to the calculation of the relevant Fund’s net asset value that is likely to materially affect the value of such security (i.e., a “significant event”). Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts.

The Pricing Committee, which is made up of the Advisor’s officers and employees as designated from time to time by management of the Advisor, values such securities using pricing procedures that have been approved by the Board in order to determine the security’s fair value. The procedures require the Pricing Committee to meet when a security’s market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund’s portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. Under the terms of the Sub-Advisory Agreement, World will assist the Advisor in determining the fair value of portfolio securities for the Index Funds. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two voting members of the Pricing Committee are required to approve a valuation determination or procedural change. However, due to the unexpected nature of many day-to-day pricing matters and the limited amount of time available to make a pricing determination, a single member of the Pricing Committee may act on behalf of the full Committee when the other members are not readily available to participate in the determination before the applicable deadline. Minutes of all Pricing Committee meetings are reviewed by the Advisor and provided to the Board at its next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Board’s input on any particular issue.

PERFORMANCE INFORMATION

From time to time, quotations of a Fund’s performance may be included in advertisements, sales literature, or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Yield of the Money Market Funds. The Money Market Funds’ current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and any additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

In addition, a standardized “tax-equivalent yield” may be quoted for the Tax-Free Money Market Fund, which is computed by: (a) dividing the portion of the Fund’s yield (as calculated above) that is exempt from Federal income tax by 1 minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax. The fees which may be imposed by institutions on their customers are not reflected in the calculations of yields for the Funds.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each Fund will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each Fund’s investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

Performance of the Non-Money Market Funds-Yield. The standard 30-day yield for each of the Bond Funds, the Tax-Free Bond Fund and the International Bond Fund is calculated in accordance with the method prescribed by the SEC for mutual funds:

YIELD = 2	[( a-b + 1)[6] - 1]
cd

Where:

a =dividends and interest earned by a Fund during the period;

b =expenses accrued for the period (net of reimbursements and waivers);

c =average daily number of shares outstanding during the period entitled to receive dividends;

d =maximum offering price per share on the last day of the period.

For the purpose of determining interest earned on debt obligations purchased by a Fund at a discount or premium (variable “a” in the formula), each Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by a Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

Interest earned on tax-exempt obligations that are issued without original issue discount and that have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

With respect to mortgage- or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable “b” in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund’s mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable “d” in the formula). A Fund’s maximum offering price per share for purposes of the formula includes the maximum sales charge imposed — currently 5.50% of the per share offering price for Class A Shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Asset Allocation Fund - Balanced and 4.00% of the per share offering price for Class A Shares of the Bond Funds, International Bond Fund and Tax-Free Bond Fund.

Average Annual Total Returns. “Average annual total return” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n=ERV

Where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return.
n	=	number of years.

ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, assuming reinvestment of all dividends and distributions.

Average Annual Total Return After Taxes on Distributions. “Average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n=ATVD

Where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years.
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Return After Taxes on Distributions and Redemptions. “Average annual total return after taxes on distributions and redemptions” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n=ATVDR

Where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years.
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Non-Standardized Performance - Aggregate Total Return. Each Fund that advertises its “aggregate total return” computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

ERV-1
Aggregate Total Return =	P

The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable “ERV” in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. The Funds’ average annual total return and load adjusted aggregate total return quotations for Class A shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares – currently 5.50% of the per share offering price for Class A shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Asset Allocation Fund - Balanced and 4.00% of the per share offering price for Class A shares of the Bond Funds, International Bond Fund and Tax-Free Bond Fund; and the Funds’ load adjusted average annual total return and load adjusted aggregate total return quotations for Class B shares will reflect any applicable CDSC; provided that the Funds may also advertise total return data without reflecting any applicable CDSC sales charge imposed on the purchase of Class A shares or Class B shares in accordance with the views of the SEC. Quotations that do not reflect the sales charge will, of course, be higher than quotations which do.

All Funds. The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

From time to time, in advertisements or in reports to shareholders, a Fund’s yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives or compared to stock or other relevant indices. In addition, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of a Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

TAXES

The following summarizes certain additional Federal and state income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

General. Each Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, each Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (“Distribution Requirement”) and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, net income from certain publicly traded partnerships, or from other income derived with respect to its business of investing in such stock, securities, or currencies (“Income Requirement”).

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trade or business, or in certain publicly traded partnerships.

Distributions of net investment income received by a Fund from investments in debt securities and any net realized short-term capital gains distributed by a Fund will generally be taxable to shareholders as ordinary income (other than interest on tax-exempt municipal obligations held by the Tax-Free Bond Fund and Tax-Free Money Market Fund) regardless of whether the distribution is paid in cash or reinvested in shares and will not be eligible for the dividends-received deduction for corporations.

Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Each of the Funds expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations. Due to the investment strategies of the Money Market Funds, the Funds will not typically derive net long-term capital gains and if certain other conditions are satisfied.

In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of “qualifying dividends” received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a “qualifying dividend” if it has been received from a domestic corporation.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from the Funds investing primarily in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, certain Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends. The rate reductions for long-term capital gains and qualified dividend income are currently scheduled to expire after 2010 in the absence of further Congressional action.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund’s current and accumulated earnings and profits.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by each of the Funds each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed or taxed to the Fund during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in each such month and a payment date during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury at the current rate of 28% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

Disposition of Shares. Upon the redemption, sale or exchange of shares of a Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares. Assuming the applicable Money Market Fund continuously maintains a net asset value of $1.00 per share of such Fund, a shareholder of such a Fund will not recognize gain or loss upon a sale or exchange of such shares. Any such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, generally, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires the shares of the same or another fund and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of regulated investment company shares. The term “reinvestment right” means any right to acquire shares of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

Tax-Free Bond Fund and Tax-Free Money Market Fund. The Tax-Free Bond Fund, and Tax-Free Money Market Fund are designed to provide investors with current tax-exempt interest income. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would it not gain any additional benefit from the Funds’ dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Funds may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” generally include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

In order for the Funds to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of each Fund’s taxable year at least 50% of the value of the Fund’s assets must consist of tax-exempt municipal obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder’s gross income for regular Federal income tax purposes. However, all shareholders required to file a Federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain “private activity” bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such dividends.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally is not deductible for Federal income tax purposes if the Funds distribute exempt-interest dividends during the shareholder’s taxable year.

Investors may be subject to state and local taxes on income derived from an investment in a Fund. In certain states, income derived from a Fund which is attributable to interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before investing in a Fund.

Michigan Tax Considerations - Tax-Free Bond Fund. Dividends paid by the Tax-Free Bond Fund that are derived from interest attributable to municipal obligations issued by the state of Michigan or its political subdivisions (“Michigan Municipal Obligations”) will be exempt from Michigan income tax and the Michigan Single Business Tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations, such dividends will be subject to Michigan income tax and the Michigan Single Business Tax, even though the dividends may be exempt for Federal income tax purposes.

In particular, gross interest income and dividends derived from obligations or securities of the State of Michigan and its political subdivisions, exempt from Federal income tax, are exempt from Michigan income tax under Act No. 281, Public Acts of Michigan, 1967, as amended, and are exempt from Michigan Single Business Tax under Act No. 228, Public Acts of Michigan, 1975, as amended. The Michigan income tax act levies a flat-rate income tax on individuals, estates, and trusts. The Single Business Tax Act levies a tax upon the “adjusted tax base” of most individuals, corporations, financial organizations, partnerships, joint ventures, estates, and trusts with “business activity” in Michigan.

The transfer of obligations or securities of the State of Michigan and its political subdivisions by the Fund, as well as the transfer of Fund shares by a shareholder, is subject to Michigan estate taxes and taxes measured by gain on the sale, payment, or other disposition thereof.

International Equity Fund, International Fund — Core Equity, International Small-Mid Cap Fund and International Bond Fund. Income received by the International Equity Fund International Fund — Core Equity, International Small-Mid Cap Fund and the International Bond Fund (or any other Fund that invests in foreign securities) from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds’ shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund’s assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would generally be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes may also not be deducted by individuals for purposes of computing any alternative minimum tax.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to certain other limitations, including the restriction that the credit may not exceed the shareholder’s United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund’s gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source “passive income”, such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, both the Fund and a shareholder must satisfy minimum holding period requirements with respect to foreign taxes on dividends. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

Taxation of Certain Financial Instruments. Special rules govern the Federal income tax treatment of financial instruments that may be held by some of the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement, all described above.

Original Issue Discount. The Funds may purchase debt securities with original issue discount. Original issue discount represents the difference between the original price of the debt instrument and the stated redemption price at maturity. Original issue discount is required to be accreted on a daily basis and is considered interest income for tax purposes and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Market Discount. The Funds may purchase debt securities at a discount in excess of the original issue discount to the stated redemption price maturity (for debt securities without original issue discount), and this discount is called market discount. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.

Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Internal Revenue Code Section 1234. Pursuant to Internal Revenue Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked to market” (that is, treated as sold at fair market value), with the result that unrealized gains or losses are treated as though they were realized.

Generally, hedging transactions, if any, undertaken by a Fund may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each of the Funds may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, and may defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be more than or less than the distributions of a fund that did not engage in such hedging transactions.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be taxed at the rate of tax applicable to ordinary income.

The diversification requirements applicable to a Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures or forward contracts.

Constructive Sales. IRS rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Currency Fluctuations - “Section 988” Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures, and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies. Certain Funds may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets, or 75% or more of its gross income is passive income. If a Fund receives a so-called “excess distribution” with respect to PFIC shares, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions.

Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Each of the Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

State, Local and Foreign Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. government obligations are exempt from taxation.

Foreign Shareholders. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. The foregoing discussion relates only to U.S. Federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Under recently enacted legislation, a Fund may be able to designate certain distributions as being derived from net interest income or net short-term capital gains and such designated distributions would generally not be subject to U.S. tax withholding. The provision is currently scheduled to expire (in the absence of further congressional action) with respect to taxable years of a Fund beginning after December 31, 2004. It should also be noted that the provision does not eliminate all withholding on distributions by a registered investment company to foreign investors. Distributions that are derived from dividends on corporate stock or from ordinary income other than interest would still be subject to withholding. As an example, foreign currency gains and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. Further, a Fund may elect to not make any designations of any net interest income or net short-term capital gains, which would generally result in withholding on the full amount of distributions paid to foreign shareholders from such sources.

Other Taxation. Distributions by a Fund and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment.

Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund and particular questions of U.S. Federal, state and local taxation.

ADDITIONAL INFORMATION CONCERNING SHARES

MST is a Delaware statutory trust. MST II is a Massachusetts business trust. Under each of MST and MST II’s Declaration of Trust, the beneficial interest in MST or MST II may be divided into an unlimited number of full and fractional transferable shares. MST’s and MST II’s Declarations of Trust authorize the Board to classify or reclassify any authorized but unissued shares of MST and MST II into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Pursuant to such authority, MST’s Board has authorized the issuance of an unlimited number of shares of beneficial interest in MST, representing interests in the Asset Allocation Fund—Balanced, Bond Fund, Cash Investment Fund, Technology Fund, Index 500 Fund, Intermediate Bond Fund, International Bond Fund, International Equity Fund, International Fund — Core Equity, International Small-Mid Cap Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, Mid-Cap Core Growth Fund, Mid-Cap Value Fund, Large-Cap Growth Fund, Internet Fund, Energy Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund, Small-Mid Cap Fund, Small-Mid Cap 130/30 Fund, Tax-Free Bond Fund, Tax-Free Money Market Fund, S&P® MidCap Index Equity Fund and S&P® SmallCap Index Equity Fund. Pursuant to such authority, MST II’s Board has authorized the issuance of an unlimited number of shares of beneficial interest in MST II representing interests in the Healthcare Fund. The shares of each Fund are offered in classes, as set forth below.

Fund	Classes
Asset Allocation Fund – Balanced	A, B, C, K, R and Y
Bond Fund	A, B, C, K and Y
Cash Investment Fund	A, B, C, K and Y
Energy Fund	A, B, C, K and Y

Fund	Classes
Healthcare Fund	A, B, C, K, R and Y
Index 500 Fund	A, B, K, R and Y
Intermediate Bond Fund	A, B, C, K and Y
International Bond Fund	A, B, C, K and Y
International Equity Fund	A, B, C, K and Y
International Fund – Core Equity	A, C, K, R, Y and I
International Small-Mid Cap Fund	A, C, K, R, Y and I
Internet Fund	A, B, C, K, R and Y
Large-Cap Growth Fund	A, B, C, K, R and Y
Large-Cap Value Fund	A, B, C, K, R and Y
Micro-Cap Equity Fund	A, B, C, K, R and Y
Mid-Cap Core Growth Fund	A, B, C, K, R and Y
Mid-Cap Value Fund	A, C, K, R and Y
Real Estate Equity Investment Fund	A, B, C, K and Y
S&P MidCap Index Equity Fund	K and Y
S&P SmallCap Index Equity Fund	K and Y
Small-Cap Value Fund	A, B, C, K, R and Y
Small-Mid Cap Fund	A, B, C, K, R and Y
Small-Mid Cap 130/30 Fund	A, C, K, R, Y and I
Tax-Free Money Market Fund	A, K and Y
Tax-Free Short & Intermediate Bond Fund	A, B, C, K and Y
Technology Fund	A, B, C and Y

The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Multi-Class Plan”) on behalf of each Fund. The Multi-Class Plan provides that each class of shares of any Fund is identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

In the event of a liquidation or dissolution of MST or MST II or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Fund and MST’s and MST II’s other Funds, of any general assets not belonging to any particular Fund which are available for distribution. Upon liquidation, shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved based on the number of shares of the Fund that are held by each shareholder.

Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class A shares, only Class B shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class B shares, only Class C shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class C shares, only Class K shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class K shares and only Class R shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class R shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by MST or MST II, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as MST or MST II, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless (i) it is clear that the interests of each Fund in the matter are substantially identical to the other Funds or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of MST or MST II voting together in the aggregate without regard to a particular Fund.

Shares of MST and MST II have non-cumulative voting rights and, accordingly, the holders of more than 50% of MST’s and MST II’s outstanding shares (irrespective of class) may elect all of its trustees or directors, as applicable. Shares of the Funds have no subscription or preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus and SAI, shares will be fully paid and non-assessable by each of MST and MST II.

Shareholder meetings to elect Trustees will not be held unless and until such time as required by law. At that time, the Trustees then in office will call a shareholders’ meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders of MST or MST II shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

MST’s and MST II’s Declarations of Trust, as amended, each authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a series or a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more series or classes of shares into money and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at their net asset value; or (iii) combine the assets belonging to a series or class of shares with the assets belonging to one or more other series or classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any series or class participating in such combination and, in connection therewith, to cause all outstanding shares of any such series or class to be redeemed or converted into shares of another series or class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. MST’s and MST II’s Boards may authorize the termination of any series class of shares after the assets belonging to such series or class have been distributed to its shareholders.

Notwithstanding any provision of law requiring a greater vote of MST’s shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by MST’s Declaration of Trust, MST may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding shares of beneficial interest of the Funds and MST’s other funds, if any (voting together without regard to class). In any vote submitted to shareholders of the Funds, each whole share held by a shareholder will be entitled to one vote for each share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

OTHER INFORMATION

Legal Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Funds. The law firm of Morgan, Lewis & Bockius, 1800 M Street, NW, Washington, DC 20006, serves as counsel to the Non-Interested Trustees.

Independent Registered Public Accounting Firm. Ernst & Young LLP, serves as the independent registered public accounting firm of the Funds.

Control Persons and Principal Holders of Securities. As of October     , 2007, the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of any class of the Funds.

Name of Fund and Class	Name and Address	Percentage of Class Outstanding (%)
CASH INVESTMENT FUND-CLASS Y	PATTERSON & CO FBO COMERICA	69.757
	FOR VARIOUS RETIREMENT PLANS
	NC-1076
	1525 WEST WT HARRIS BLVD
	CHARLOTTE NC 28288-1076
CASH INVESTMENT FUND-CLASS Y	CALHOUN & CO	21.495
	C/O COMERICA BANK DETROIT
	ATTN VICKY FROEHLICH
	P O BOX 75000
	DETROIT MI 48275-3455
TAX-FREE MONEY MARKET FUND-CLASS Y	CALHOUN & CO	98.481
	C/O COMERICA BANK DETROIT
	ATTN VICKY FROEHLICH
	P O BOX 75000
	DETROIT MI 48275-3455
INDEX 500 FUND-CLASS Y	DINGLE & CO	54.231
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
INDEX 500 FUND-CLASS Y	PATTERSON & CO FBO COMERICA	18.172
	FOR VARIOUS RETIREMENT PLANS
	NC-1151
	1525 WEST WT HARRIS BLVD
	CHARLOTTE, NC 28288-1151
INDEX 500 FUND-CLASS Y	CALHOUN & CO	10.892
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
INTERNATIONAL EQUITY FUND-CLASS Y	DINGLE & CO	87.545
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
INTERMEDIATE BOND FUND-CLASS Y	DINGLE & CO	75.995
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
INTERMEDIATE BOND FUND-CLASS Y	CALHOUN & CO	12.010
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
BOND FUND-CLASS Y	CALHOUN & CO	60.199
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
BOND FUND-CLASS Y	DINGLE & CO	26.028
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
BOND FUND-CLASS Y	FIFTH THIRD BANK TTEE	7.717
	FBO:NMH FOUNDATION CUSTODY
	A/C #
	P.O. Box 3385
	Cincinnati OH 45263
TAX-FREE SHORT & INTERMEDIATE BOND Y	DINGLE & CO	73.735
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
TAX-FREE SHORT & INTERMEDIATE BOND Y	JOAN M LINVILLE TTEE	12.380
	JOAN M LINVILLE LIVING TRUST
	U/A DTD 03/22/2001
	7896 WINFIELD DR SW
	BRIGHTON MI 48116
TAX-FREE SHORT & INTERMEDIATE BOND Y	CALHOUN & CO	11.850
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
ASSET ALLOCATION FUND - BALANCED-CLASS Y	THE NORTHERN TRUST CO TTEE FBO	47.927
	HENRY FORD HEALTH SYSTEMS
	SAVING PLAN-DV
	U/A DTD 03/04/02
	PO BOX 92994
	CHICAGO IL 60675-2994
ASSET ALLOCATION FUND - BALANCED-CLASS Y	CHARTER TOWNSHIP OF CLINTON	13.649
	PUBLIC EMPLOYEE HEALTH CARE FUND
	40700 ROMEO PLANK
	CLINTON TOWNSHIP MI 48038
ASSET ALLOCATION FUND - BALANCED-CLASS Y	PATTERSON & CO FBO COMERICA	10.316
	FOR VARIOUS RETIREMENT PLANS
	NC-1076
	1525 WEST WT HARRIS BLVD
	CHARLOTTE NC 28288-1076
ASSET ALLOCATION FUND - BALANCED-CLASS Y	DINGLE & CO	8.271
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
LARGE-CAP VALUE FUND CLASS Y	PATTERSON & CO FBO COMERICA	56.224
	FOR VARIOUS RETIREMENT PLANS
	NC-1151
	1525 WEST WT HARRIS BLVD
	CHARLOTTE, NC 28288-1151
LARGE-CAP VALUE FUND CLASS Y	DINGLE & CO	30.587
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
LARGE-CAP VALUE FUND CLASS Y	CALHOUN & CO	5.629
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
LARGE-CAP GROWTH FUND-CLASS Y	DINGLE & CO	58.448
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
LARGE-CAP GROWTH FUND-CLASS Y	CALHOUN & CO	21.525
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
LARGE-CAP GROWTH FUND-CLASS Y	MCB TRUST SERVICES FBO	5.455
	FBO MUNDER CAPITAL MANAGEMENT
	700 17TH ST STE 300
	DENVER CO 80202-3531
REAL ESTATE EQUITY INVESTMENT CLASS Y	DINGLE & CO	76.342
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
REAL ESTATE EQUITY INVESTMENT CLASS Y	JOHN P RICHARDSON GEN PRTNR	5.605
	RICHARDSON FAMILY LIMITED PRTNRSHP
	3452 BALFOUR DR
	TROY MI 48084
INTERNATIONAL BOND FUND CLASS Y	DINGLE & CO	99.611
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
INTERNET FUND CLASS Y	MLPF&S FBO	27.556
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INTERNET FUND CLASS Y	NFS LLC FEBO	22.489
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY KW1C
	COVINGTON KY 41015
INTERNET FUND CLASS Y	DINGLE & CO	20.786
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
INTERNET FUND CLASS Y	MCB TRUST SERVICES FBO	10.231
	FBO MUNDER CAPITAL MANAGEMENT
	700 17TH ST STE 300
	DENVER CO 80202-3531
INTERNET FUND CLASS Y	UBS FINANCIAL SERVICES INC. FBO	5.995
	JOHN RAKOLTA JR
	777 WOODWARD AVE
	STE 300
	DETROIT MI 48226-3536
MICRO-CAP EQUITY FUND-CLASS Y	DINGLE & CO	47.002
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
MICRO-CAP EQUITY FUND-CLASS Y	MCB TRUST SERVICES FBO	10.684
	FBO MUNDER CAPITAL MANAGEMENT
	700 17TH ST STE 300
	DENVER CO 80202-3531
MICRO-CAP EQUITY FUND-CLASS Y	NFS LLC	10.416
	THE NORTHERN TRUST COMPANY
	FBO A/C
	PO BOX 92956
	CHICAGO IL 60675-2956
MICRO-CAP EQUITY FUND-CLASS Y	CALHOUN & CO	7.185
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
MICRO-CAP EQUITY FUND-CLASS Y	JOHN P RICHARDSON GEN PRTNR	6.634
	RICHARDSON FAMILY LIMITED PRTNRSHP
	3452 BALFOUR DR
	TROY MI 48084
SMALL-CAP VALUE FUND-CLASS Y	NFSC FEBO # 679-384089	22.038
	THE NORTHERN TRUST COMPANY
	FBO A/C
	PO BOX 92956
	CHICAGO IL 60675-2956
SMALL-CAP VALUE FUND-CLASS Y	JOHN HANCOCK LIFE INSURANCE CO USA	14.042
	RPS SEG FUNDS & ACCOUNTING ET-7
	601 CONGRESS ST
	BOSTON MA 02210-2805
SMALL-CAP VALUE FUND-CLASS Y	DINGLE & CO	12.843
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
SMALL-CAP VALUE FUND-CLASS Y	MLPF&S FBO	6.336
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
MID-CAP CORE GROWTH FUND CLASS Y	CHARLES SCHWAB & CO INC	16.291
	SPECIAL CUSTODY ACT FOR THE
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY STREET
	SAN FRANCISCO CA 94104
MID-CAP CORE GROWTH FUND CLASS Y	NFS LLC	15.746
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY KW1C
	COVINGTON KY 41015
MID-CAP CORE GROWTH FUND CLASS Y	PRUDENTIAL INVESTMENT MANAGEMENT	7.353
	SERVICE FBO MUTUAL FUND CLIENTS
	100 MULBERRY STREET
	3 GATEWAY CENTER FL 11
	MAIL STOP NJ 05-11-20
	NEWARK NJ 07102
MID-CAP CORE GROWTH FUND CLASS Y	STANDARD INSURANCE CO	5.941
	P11D ATTN SEPARATE ACCOUNT A
	1100 SW 6TH AVE
	PORTLAND OR 97204-0000
TECHNOLOGY FUND CLASS Y	MCB TRUST SERVICES FBO	43.730
	FBO MUNDER CAPITAL MANAGEMENT
	700 17TH ST STE 300
	DENVER CO 80202-3531
TECHNOLOGY FUND CLASS Y	PFPC TRUST COMPANY AS CUSTODIAN	13.990
	JULIUS OTTEN ROLLOVER IRA
	24725 ROCKFORD
	DEARBORN MI 48124
TECHNOLOGY FUND CLASS Y	JAMES C ROBINSON	13.805
	MARY M ROBINSON JT WROS
	340 LAKELAND
	GROSSE POINTE MI 48230
ENERGY FUND CLASS Y	MCB TRUST SERVICES FBO	85.615
	FBO MUNDER CAPITAL MANAGEMENT
	700 17TH ST STE 300
	DENVER CO 80202-3531
ENERGY FUND CLASS Y	ROBERT L LARSEN	6.073
	23 OLMSTEAD RD
	MORRISTOWN NJ 07960-0000
SMALL-MID CAP FUND-CLASS Y	CALHOUN & CO	57.128
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
SMALL-MID CAP FUND-CLASS Y	DINGLE & CO	36.006
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
MID-CAP VALUE FUND-CLASS Y	MUNDER CAPITAL MGMT	100.000
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
INTERNATIONAL FUND - CORE EQUITY-CLASS Y	PFPC TRUST CO CUST SEP IRA FBO	63.181
	JOHN M ENGLER
	6470 KEDLESTON CT
	MC LEAN VA 22101-1711
INTERNATIONAL FUND - CORE EQUITY-CLASS Y	MUNDER CAPITAL MGMT	36.820
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
INTERNATIONAL SMALL-MID CAP FUND-CLASS Y	DANIEL B LEVAN AND	71.523
	LESLIE A LEVAN JTWROS
	21 BATCHELDER RD
	BOXFORD MA 01921-2121
INTERNATIONAL SMALL-MID CAP FUND-CLASS Y	GEOFFREY A WILSON	17.361
	PATTI J WILSON JT WROS
	3810 CARRIAGE LANE
	BLOOMFIELD TWP MI 48301-1900
INTERNATIONAL SMALL-MID CAP FUND-CLASS Y	MUNDER CAPITAL MGMT	11.117
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
HEALTHCARE FUND-CLASS Y	DINGLE & CO	80.807
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
HEALTHCARE FUND-CLASS Y	MCB TRUST SERVICES FBO	8.922
	FBO MUNDER CAPITAL MANAGEMENT
	700 17TH ST STE 300
	DENVER CO 80202-3531
CASH INVESTMENT FUND-CLASS K	CALHOUN & CO	89.134
	C/O COMERICA BANK DETROIT
	ATTN VICKY FROEHLICH
	P O BOX 75000
	DETROIT MI 48275-3455
CASH INVESTMENT FUND-CLASS K	PATTERSON & CO FBO COMERICA	10.814
	FOR VARIOUS RETIREMENT PLANS
	NC-1151
	1525 WEST WT HARRIS BLVD
	CHARLOTTE, NC 28288-1151
TAX-FREE MONEY MARKET FUND-CLASS K	CALHOUN & CO	99.976
	C/O COMERICA BANK DETROIT
	ATTN VICKY FROEHLICH
	P O BOX 75000
	DETROIT MI 48275-3455
INDEX 500 FUND-CLASS K	PATTERSON & CO FBO COMERICA	70.267
	FOR VARIOUS RETIREMENT PLANS
	NC-1151
	1525 WEST WT HARRIS BLVD
	CHARLOTTE, NC 28288-1151
INDEX 500 FUND-CLASS K	CALHOUN & CO	29.424
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
INTERNATIONAL EQUITY FUND-CLASS K	CALHOUN & CO	93.829
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
INTERMEDIATE BOND FUND-CLASS K	CALHOUN & CO	95.639
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
BOND FUND-CLASS K	CALHOUN & CO	64.129
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
BOND FUND-CLASS K	DINGLE & CO	20.175
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
BOND FUND-CLASS K	PATTERSON & CO FBO COMERICA	14.899
	FOR VARIOUS RETIREMENT PLANS
	NC-1151
	1525 WEST WT HARRIS BLVD
	CHARLOTTE, NC 28288-1151
TAX-FREE SHORT & INTERMEDIATE BOND K	CALHOUN & CO	99.132
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
ASSET ALLOCATION FUND - BALANCED-CLASS K	PATTERSON & CO FBO COMERICA	99.649
	FOR VARIOUS RETIREMENT PLANS
	NC-1151
	1525 WEST WT HARRIS BLVD
	CHARLOTTE, NC 28288-1151
LARGE-CAP VALUE FUND CLASS K	CALHOUN & CO	67.861
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
LARGE-CAP VALUE FUND CLASS K	PATTERSON & CO FBO COMERICA	29.884
	FOR VARIOUS RETIREMENT PLANS
	NC-1076
	1525 WEST WT HARRIS BLVD
	CHARLOTTE NC 28288-1076
LARGE-CAP GROWTH FUND-CLASS K	CALHOUN & CO	92.994
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
REAL ESTATE EQUITY INVESTMENT CLASS K	DINGLE & CO	87.014
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
REAL ESTATE EQUITY INVESTMENT CLASS K	CALHOUN & CO	12.968
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
INTERNATIONAL BOND FUND CLASS K	CALHOUN & CO	76.918
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
INTERNATIONAL BOND FUND CLASS K	MUNDER CAPITAL MGMT	23.016
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
INTERNET FUND CLASS K	WELLS FARGO INVESTMENTS LLC	62.909
	A/C
	625 MARQUETTE AVE S 13TH FLOOR
	MINNEAPOLIS, MN 55402
INTERNET FUND CLASS K	CALHOUN & CO	37.091
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
MICRO-CAP EQUITY FUND-CLASS K	CALHOUN & CO	54.755
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
MICRO-CAP EQUITY FUND-CLASS K	PATTERSON & CO FBO COMERICA	34.084
	FOR VARIOUS RETIREMENT PLANS
	NC-1076
	1525 WEST WT HARRIS BLVD
	CHARLOTTE NC 28288-1076
MICRO-CAP EQUITY FUND-CLASS K	DINGLE & CO	8.898
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
SMALL-CAP VALUE FUND-CLASS K	CALHOUN & CO	70.652
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
SMALL-CAP VALUE FUND-CLASS K	PATTERSON & CO FBO COMERICA	25.429
	FOR VARIOUS RETIREMENT PLANS
	NC-1076
	1525 WEST WT HARRIS BLVD
	CHARLOTTE NC 28288-1076
MID-CAP CORE GROWTH FUND CLASS K	CALHOUN & CO	88.540
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
MID-CAP CORE GROWTH FUND CLASS K	PATTERSON & CO FBO COMERICA	10.449
	FOR VARIOUS RETIREMENT PLANS
	NC-1076
	1525 WEST WT HARRIS BLVD
	CHARLOTTE NC 28288-1076
ENERGY FUND CLASS K	MUNDER CAPITAL MGMT	99.808
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
SMALL-MID CAP FUND-CLASS K	MUNDER CAPITAL MGMT	100.000
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
MID-CAP VALUE FUND-CLASS K	MUNDER CAPITAL MGMT	100.000
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
S&P MIDCAP INDEX K	CALHOUN & CO	77.346
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
S&P MIDCAP INDEX K	PATTERSON & CO FBO COMERICA	22.610
	FOR VARIOUS RETIREMENT PLANS
	NC-1151
	1525 WEST WT HARRIS BLVD
	CHARLOTTE, NC 28288-1151
S&P SMALLCAP INDEX K	CALHOUN & CO	97.696
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
HEALTHCARE FUND-CLASS K	SEMA AND CO	61.322
	12 E 49ST 41FL
	NEW YORK, NY 10017
HEALTHCARE FUND-CLASS K	DINGLE & CO	34.294
	C/O COMERICA BANK
	ATTN: MUTUAL FUND UNIT / MC3446
	P.O. BOX 75000 / MC3446
	DETROIT, MI 48275
CASH INVESTMENT FUND-CLASS A	NATIONAL FINANCIAL SERVICES CORP	88.036
	FOR THE EXCLUSIVE BENEFIT OF
	OUR CUSTOMERS
	ATTN: MUTUAL FUNDS 5TH FL
	P O BOX 3908 CHURCH STREET STATION
	NEW YORK NY 10008-3908
TAX-FREE MONEY MARKET FUND-CLASS A	NATIONAL FINANCIAL SERVICES CORP	99.776
	FOR THE EXCLUSIVE BENEFIT OF
	OUR CUSTOMERS
	ATTN: MUTUAL FUNDS 5TH FL
	P O BOX 3908 CHURCH STREET STATION
	NEW YORK NY 10008-3908
INDEX 500 FUND-CLASS A	MLPF&S FBO	20.353
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INDEX 500 FUND-CLASS A	CITIGROUP GLOBAL MARKETS INC	7.713
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
INTERNATIONAL EQUITY FUND-CLASS A	MLPF&S FBO	28.333
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INTERNATIONAL EQUITY FUND-CLASS A	CITIGROUP GLOBAL MARKETS INC	6.294
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
INTERMEDIATE BOND FUND-CLASS A	MLPF&S FBO	12.585
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INTERMEDIATE BOND FUND-CLASS A	MORGAN KEEGAN & COMPANY, INC.	8.008
	FBO 016256151
	50 NORTH FRONT STREET
	MEMPHIS TN 38103
BOND FUND-CLASS A	MLPF&S FBO	15.467
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
BOND FUND-CLASS A	FTC & CO	9.382
	ACCOUNT #
	DATALYNX
	PO BOX 173736
	DENVER CO 80217-3736
TAX-FREE SHORT & INTERMEDIATE BOND A	MLPF&S FBO	16.376
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
TAX-FREE SHORT & INTERMEDIATE BOND A	FIRST CLEARING, LLC	6.070
	A/C
	M. STEWARD & D. YOST FBO: P
	STEWARD PHYLLIS STEWARD TRUST
	17177 N LAUREL PK DR STE 405
	LIVONIA MI 48152-3991
TAX-FREE SHORT & INTERMEDIATE BOND A	NFS LLC	5.115
	ELLEN S OLEAN
	PO BOX 54
	ELIZABETH CO 80107
TAX-FREE SHORT & INTERMEDIATE BOND A	NFS LLC	5.115
	BROOKE VAN GERBIG
	PO BOX 334
	CROSS RIVER NY 10518
ASSET ALLOCATION FUND—BALANCED-CLASS A	MLPF&S FBO	22.855
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
LARGE-CAP VALUE FUND CLASS A	MLPF&S FBO	17.450
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
LARGE-CAP GROWTH FUND-CLASS A	MLPF&S FBO	18.175
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
LARGE-CAP GROWTH FUND-CLASS A	CITIGROUP GLOBAL MARKETS INC	7.187
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
REAL ESTATE EQUITY INVESTMENT CLASS A	MLPF&S FBO	14.797
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
REAL ESTATE EQUITY INVESTMENT CLASS A	FIRST CLEARING, LLC	6.688
	A/C
	RICHARD A AUHLL
	INVESTMENT ACCOUNT
	C/O JAMES FRANZEN CPA
	PO BOX 3130
INTERNATIONAL BOND FUND CLASS A	FIRST CLEARING, LLC	12.780
	A/C
	DAVID WHARMBY TRUST
	DAVID WHARMBY TTEE
	67 MIMOSA CT
	OAK PARK CA 91377-1029
INTERNATIONAL BOND FUND CLASS A	MLPF&S FBO	10.858
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INTERNET FUND CLASS A	MLPF&S FBO	14.838
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INTERNET FUND CLASS A	CITIGROUP GLOBAL MARKETS INC	7.904
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
MICRO-CAP EQUITY FUND-CLASS A	MLPF&S FBO	12.523
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
MICRO-CAP EQUITY FUND-CLASS A	CHARLES SCHWAB & CO INC	7.563
	SPECIAL CUSTODY ACT FOR THE
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY STREET
	SAN FRANCISCO CA 94104
SMALL-CAP VALUE FUND-CLASS A	MLPF&S FBO	21.687
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
SMALL-CAP VALUE FUND-CLASS A	CHARLES SCHWAB & CO INC	8.180
	SPECIAL CUSTODY ACT FOR THE
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY STREET
	SAN FRANCISCO CA 94104
MID-CAP CORE GROWTH FUND CLASS A	MLPF&S FBO	14.396
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
MID-CAP CORE GROWTH FUND CLASS A	CHARLES SCHWAB & CO INC	11.319
	SPECIAL CUSTODY ACT FOR THE
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY STREET
	SAN FRANCISCO CA 94104
TECHNOLOGY FUND CLASS A	MLPF&S FBO	11.307
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
ENERGY FUND CLASS A	MLPF&S FBO	13.396
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
SMALL-MID CAP FUND-CLASS A	MLPF&S FBO	27.014
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
SMALL-MID CAP FUND-CLASS A	LPL FINANCIAL SERVICES	5.002
	A/C
	9785 TOWNE CENTRE DRIVE
	SAN DIEGO CA 92121-1968
MID-CAP VALUE FUND-CLASS Y	ROBERT L PARK	62.951
	894 GREENVIEW COURT
	ROCHESTER HILLS MI 48307
MID-CAP VALUE FUND-CLASS Y	MUNDER CAPITAL MGMT	34.256
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
INTERNATIONAL FUND - CORE EQUITY-CLASS Y	FIRST CLEARING, LLC	29.331
	A/C
	S L GREEN PROPERTIES
	420 LEXINGTON AVE
	NEW YORK NY 10170-0002
INTERNATIONAL FUND - CORE EQUITY-CLASS Y	FIRST CLEARING, LLC	22.085
	A/C
	DANIEL CHESTLER
	C D 2
	5 JUSTIN RD
	HARRISON NY 10528-1209
INTERNATIONAL FUND - CORE EQUITY-CLASS Y	FIRST CLEARING, LLC	11.725
	A/C
	SILNA FAMLY INTERVIVOS TRUST
	OZZIE SILNA
	23301 PALM CANYON LN
	MALIBU CA 90265-4956
INTERNATIONAL FUND - CORE EQUITY-CLASS Y	FIRST CLEARING, LLC	9.040
	A/C
	NANCI AARON
	17 ORMOND PARK RD
	GLEN HEAD NY 11545
INTERNATIONAL FUND - CORE EQUITY-CLASS Y	FIRST CLEARING, LLC	7.194
	A/C
	O D D INVESTMENT L P
	ATTN DANIEL SILNA
	125 PATERSON PLANK RD
	CARLSTADT NJ 07072-2015
INTERNATIONAL FUND - CORE EQUITY-CLASS Y	FIRST CLEARING, LLC	5.229
	A/C
	BSI LLC
	26 HARBOR PARK DRIVE
	PRT WASHINGTN NY 11050-4602
INTERNATIONAL SMALL-MID CAP FUND-CLASS Y	PERSHING LLC	54.464
	P. O. BOX 2052
	JERSEY CITY, NJ 07303-9998
INTERNATIONAL SMALL-MID CAP FUND-CLASS Y	NINO VITTORIO	22.756
	7928 RIDGE AVE 3RD FL
	PHILA PA 19128-0000
INTERNATIONAL SMALL-MID CAP FUND-CLASS Y	PFPC TRUST COMPANY AS CUSTODIAN	16.774
	NINO VITTORIO SEP IRA
	7928 RIDGE AVE 3RD FL
	PHILADELPHIA PA 19128
HEALTHCARE FUND-CLASS A	MLPF&S FBO	21.635
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
CASH INVESTMENT FUND-CLASS B	RBC DAIN RAUSCHER FBO	6.310
	GARTH E CARRIER TTEE
	GARTH E CARRIER TRUST
	U/A DTD 07/22/1994
	2548 ELK GROVE ROAD
	SOLVANG CA 93463-9626
CASH INVESTMENT FUND-CLASS B	CITIGROUP GLOBAL MARKETS INC	5.934
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
CASH INVESTMENT FUND-CLASS B	CHARLES SCHWAB & CO INC	5.508
	SPECIAL CUSTODY ACCT FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY STREET
	SAN FRANCISCO CA 94104-4122
INDEX 500 FUND-CLASS B	MLPF&S FBO	21.875
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INDEX 500 FUND-CLASS B	CITIGROUP GLOBAL MARKETS INC	14.445
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
INTERNATIONAL EQUITY FUND-CLASS B	MLPF&S FBO	28.644
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INTERMEDIATE BOND FUND-CLASS B	MLPF&S FBO	18.539
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INTERMEDIATE BOND FUND-CLASS B	NFS LLC FEBO	9.078
	EMIL E SZOT
	FMT CO TTEE PSRP PS
	15 RIDGE LANE
	BLAIRSTOWN NJ 07825
INTERMEDIATE BOND FUND-CLASS B	CITIGROUP GLOBAL MARKETS INC	6.828
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
INTERMEDIATE BOND FUND-CLASS B	H&R BLOCK FINANCIAL ADVISORS	5.752
	A/C
	THE DIME BUILDING
	719 GRISWOLD STREET, STE 1700
	DETROIT, MI 48226
INTERMEDIATE BOND FUND-CLASS B	FIRST CLEARING, LLC	5.039
	A/C
	SUSAN A WALLACE
	427 GLENDALE RD
	WYCKOFF NJ 07481-2531
BOND FUND-CLASS B	MLPF&S FBO	31.148
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
TAX-FREE SHORT & INTERMEDIATE BOND B	MLPF&S FBO	37.686
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
TAX-FREE SHORT & INTERMEDIATE BOND B	A. G. EDWARDS & SONS, INC. FBO	11.778
	EMILY KING
	A/C
	ONE NORTH JEFFERSON
	ST. LOUIS, MO 63103-2287
TAX-FREE SHORT & INTERMEDIATE BOND B	MESIROW FINANCIAL INC	7.171
	A/C
	CHARLES R LEVUN &
	350 NORTH CLARK STREET
	CHICAGO IL 60610-4796
	CHICAGO IL 60610-4796
TAX-FREE SHORT & INTERMEDIATE BOND B	CITIGROUP GLOBAL MARKETS INC	5.097
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
ASSET ALLOCATION FUND - BALANCED-CLASS B	MLPF&S FBO	17.631
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
ASSET ALLOCATION FUND - BALANCED-CLASS B	CITIGROUP GLOBAL MARKETS INC	12.181
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
LARGE-CAP VALUE FUND CLASS B	MLPF&S FBO	19.645
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
LARGE-CAP VALUE FUND CLASS B	PFPC TRUST COMPANY AS CUSTODIAN	5.608
	FBO JIM L TROXEL SEP/IRA
	2232 LOOSCAN LN
	HOUSTON TX 77019-1414
LARGE-CAP GROWTH FUND-CLASS B	MLPF&S FBO	28.075
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
LARGE-CAP GROWTH FUND-CLASS B	FIRST CLEARING, LLC	6.311
	A/C
	MILTON B YOUNG
	4334 LASSEN DRIVE
	BATON ROUGE LA 70814-5130
REAL ESTATE EQUITY INVESTMENT CLASS B	MLPF&S FBO	8.322
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
REAL ESTATE EQUITY INVESTMENT CLASS B	CHARLES SCHWAB & CO INC	5.598
	SPECIAL CUSTODY ACCT FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY STREET
	SAN FRANCISCO CA 94104-4122
INTERNATIONAL BOND FUND CLASS B	MLPF&S FBO	27.220
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INTERNATIONAL BOND FUND CLASS B	PERSHING LLC	13.063
	P.O. BOX 2052
	JERSEY CITY, NJ 07303-9998
INTERNET FUND CLASS B	MLPF&S FBO	11.806
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INTERNET FUND CLASS B	CITIGROUP GLOBAL MARKETS INC	6.064
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
MICRO-CAP EQUITY FUND-CLASS B	MLPF&S FBO	10.259
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
MICRO-CAP EQUITY FUND-CLASS B	CITIGROUP GLOBAL MARKETS INC	5.043
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
SMALL-CAP VALUE FUND-CLASS B	MLPF&S FBO	22.829
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
MID-CAP CORE GROWTH FUND CLASS B	MLPF&S FBO	19.233
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
MID-CAP CORE GROWTH FUND CLASS B	CITIGROUP GLOBAL MARKETS INC	5.960
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
TECHNOLOGY FUND CLASS B	MLPF&S FBO	10.170
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
ENERGY FUND CLASS B	MLPF&S FBO	28.623
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
SMALL-MID CAP FUND-CLASS B	PERSHING LLC	8.650
	P. O. BOX 2052
	JERSEY CITY, NJ 07303-9998
HEALTHCARE FUND-CLASS B	MLPF&S FBO	17.616
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
HEALTHCARE FUND-CLASS B	CITIGROUP GLOBAL MARKETS INC	5.190
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
CASH INVESTMENT FUND-CLASS C	CITIGROUP GLOBAL MARKETS INC	13.014
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
CASH INVESTMENT FUND-CLASS C	ROBERT W BAIRD & CO. INC.	8.244
	A/C
	777 EAST WISCONSIN AVENUE
	MILWAUKEE WI 53202-5391
CASH INVESTMENT FUND-CLASS C	NFS LLC FEBO	6.488
	NFS/FMTC IRA
	FBO ROBERT SPARVERO
	200 MACFARLANE DRIVE, APT 605
	DELRAY BEACH FL 33483
INTERNATIONAL EQUITY FUND-CLASS C	MLPF&S FBO	35.679
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INTERNATIONAL EQUITY FUND-CLASS C	CITIGROUP GLOBAL MARKETS INC	19.588
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
INTERMEDIATE BOND FUND-CLASS C	MLPF&S FBO	42.617
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INTERMEDIATE BOND FUND-CLASS C	RAYMOND JAMES & ASSOC INC	7.701
	FBO LUGTHART
	BIN#
	880 CARILLON PKWY
	ST PETERSBURG FL 33716
INTERMEDIATE BOND FUND-CLASS C	PFPC TRUST COMPANY AS CUSTODIAN	7.022
	JOSEPH S HOWANSKI SEP IRA
	2410 N GREENHILL RD
	BROOMALL PA 19008
BOND FUND-CLASS C	MLPF&S FBO	48.066
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
BOND FUND-CLASS C	RAYMOND JAMES & ASSOC INC	6.034
	FBO KETHLEY TRUST
	BIN#
	880 CARILLON PKWY
	ST PETERSBURG FL 33716
TAX-FREE SHORT & INTERMEDIATE BOND C	MLPF&S FBO	46.206
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
TAX-FREE SHORT & INTERMEDIATE BOND C	RBC DAIN RAUSCHER FBO	29.061
	MARIE J GUNDLE TTEE
	MARIE J GUNDLE TRUST
	U/A DTD 09/27/1993
	34411 QUAKER VALLEY
	FARMINGTON HLS MI 48331-3666
TAX-FREE SHORT & INTERMEDIATE BOND C	RUTH STONE TTEE FBO	7.907
	RUTH STONE LIVING TRUST
	U/A DTD 04/09/1985
	3810 MISSION HILLS RD
	NORTHBROOK IL 60062
ASSET ALLOCATION FUND—BALANCED-CLASS C	MLPF&S FBO	36.415
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
ASSET ALLOCATION FUND—BALANCED-CLASS C	CITIGROUP GLOBAL MARKETS INC	10.528
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
LARGE-CAP VALUE FUND CLASS C	MLPF&S FBO	29.397
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
LARGE-CAP VALUE FUND CLASS C	CITIGROUP GLOBAL MARKETS INC	7.321
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
LARGE-CAP GROWTH FUND-CLASS C	CITIGROUP GLOBAL MARKETS INC	25.217
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
LARGE-CAP GROWTH FUND-CLASS C	MLPF&S FBO	23.495
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
REAL ESTATE EQUITY INVESTMENT CLASS C	MLPF&S FBO	26.630
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
REAL ESTATE EQUITY INVESTMENT CLASS C	CITIGROUP GLOBAL MARKETS INC	9.341
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
INTERNATIONAL BOND FUND CLASS C	MLPF&S FBO	53.488
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INTERNATIONAL BOND FUND CLASS C	FIRST CLEARING, LLC	6.655
	A/C
	STUART B HIRSCH
	11 EAST PKWY
	CLIFTON NJ 07014-1201
INTERNATIONAL BOND FUND CLASS C	FIRST CLEARING, LLC	5.447
	A/C
	KENT ERWIN JOHNSON-MNGNG
	DIRECTOR OF THE KENT ERWIN
	6 ORSINGER FORGE
	SAN ANTONIO TX 78230-1581
INTERNET FUND CLASS C	MLPF&S FBO	25.464
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INTERNET FUND CLASS C	CITIGROUP GLOBAL MARKETS INC	9.488
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
MICRO-CAP EQUITY FUND-CLASS C	MLPF&S FBO	25.171
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
MICRO-CAP EQUITY FUND-CLASS C	CITIGROUP GLOBAL MARKETS INC	6.789
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
SMALL-CAP VALUE FUND-CLASS C	MLPF&S FBO	34.771
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
SMALL-CAP VALUE FUND-CLASS C	CITIGROUP GLOBAL MARKETS INC	8.122
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
SMALL-MID CAP FUND-CLASS C	MLPF&S FBO	23.139
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
MID-CAP VALUE FUND-CLASS C	MUNDER CAPITAL MGMT	100.000
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
INTERNATIONAL FUND - CORE EQUITY-CLASS C	MUNDER CAPITAL MGMT	100.000
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
INTERNATIONAL SMALL-MID CAP FUND-CLASS C	MUNDER CAPITAL MGMT	100.000
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
HEALTHCARE FUND-CLASS C	MLPF&S FBO	33.475
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
HEALTHCARE FUND-CLASS C	CITIGROUP GLOBAL MARKETS INC	5.468
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
INTERNATIONAL FUND - CORE EQUITY-CLASS I	Wachovia Bank	37.848
	1525 West WT Harris Blvd
	NC1151
	Charlotte, NC 282881151
INTERNATIONAL FUND - CORE EQUITY-CLASS I	SEI Private Trust Company	18.084
	C/O Bryn Mawr ID292
	Attn: Mutual Funds
	One Freedom Valley Drive
	Oaks PA 19456
INTERNATIONAL FUND - CORE EQUITY-CLASS I	US BANK FBO IBC 401 (H)	17.458
	PO BOX 1787
	MILWAUKEE WI 53212-3981
INTERNATIONAL FUND - CORE EQUITY-CLASS I	WILLIS J HINDMAN	12.579
	DIXIE L HINDMAN TTEES
	W JAMES HINDMAN REVOCABLE TRUST
	U/A DTD 07/11/1998
	2322 NICODEMUS RD
	WESTMINSTER MD 21157-7412
INTERNATIONAL FUND - CORE EQUITY-CLASS I	US BANK FBO IBC-SERP	10.171
	PO BOX 1787
	MILWAUKEE WI 53212-3981
INTERNATIONAL SMALL-MID CAP FUND-CLASS I	Mitra & CO FBO 98	46.692
	C/O Marshall & Ilsley Trust CO N.A.
	11270 West Park Place Suite 400
	PPW-08-WM Milwaukee, WI 53224
INTERNATIONAL SMALL-MID CAP FUND-CLASS I	MAC & CO A/C	44.624
	MUTUAL FUND OPS-TC
	PO BOX 3198
	PITTSBURGH PA 152303198
INTERNATIONAL SMALL-MID CAP FUND-CLASS I	THE ROE FOUNDATION	5.104
	415 BELMONT AVE
	GREENVILLE SC 29601-4305
S&P MIDCAP INDEX Y	PATTERSON & CO FBO COMERICA	88.467
	FOR VARIOUS RETIREMENT PLANS
	NC-1076
	1525 WEST WT HARRIS BLVD
	CHARLOTTE NC 28288-1076
S&P MIDCAP INDEX Y	CALHOUN & CO	10.300
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
S&P SMALLCAP INDEX Y	PATTERSON & CO FBO COMERICA	75.185
	FOR VARIOUS RETIREMENT PLANS
	NC-1076
	1525 WEST WT HARRIS BLVD
	CHARLOTTE NC 28288-1076
S&P SMALLCAP INDEX Y	CALHOUN & CO	24.317
	C/O COMERICA BANK
	ATTN MUTUAL FUNDS UNIT MC 3446
	PO BOX 75000
	DETROIT MI 48275-3446
MID-CAP CORE GROWTH FUND CLASS C	MLPF&S FBO	35.469
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
MID-CAP CORE GROWTH FUND CLASS C	CITIGROUP GLOBAL MARKETS INC	10.653
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
TECHNOLOGY FUND CLASS C	CITIGROUP GLOBAL MARKETS INC	14.088
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
TECHNOLOGY FUND CLASS C	MLPF&S FBO	11.554
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
ENERGY FUND CLASS C	MLPF&S FBO	24.673
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
ENERGY FUND CLASS C	CITIGROUP GLOBAL MARKETS INC	5.056
	ATTN PETER BOOTH
	333 W 34TH ST 7TH FL
	NEW YORK NY 10001-2483
INDEX 500 FUND-CLASS R	RELIANCE TRUST COMPANY FBO	40.445
	KUNZLER & COMPANY, INC. 401 K PLAN
	PO BOX 45829
	ATLANTA, GA 30362
INDEX 500 FUND-CLASS R	ORCHARD TRUST CO LLC CUSTODIAN	14.377
	FBO OPPENHEIMER FUNDS RECORD
	KEEPER PRO
	C/O FASCORELLC
	8515 E ORCHARD RD 2T2
	GREENWOOD VILLAGE CO 80111-6298
INDEX 500 FUND-CLASS R	WILMINGTON TRUST COMP TTEE FBO	8.671
	ORNL FEDERAL CREDIT UNION DEFINED
	BENEFIT PL & TRUST A/C
	C/O MUTUAL FUNDS
	P O BOX 8880
	WILMINGTON, DE 19899-8880
INDEX 500 FUND-CLASS R	MG Trust Company Cust. FBO	6.362
	KETTLER 401K
	700 17th Street
	Suite 300
	Denver CO 80202
ASSET ALLOCATION FUND - BALANCED-CLASS R	MUNDER CAPITAL MGMT	99.964
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
LARGE-CAP VALUE FUND CLASS R	MUNDER CAPITAL MGMT	99.986
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
LARGE-CAP GROWTH FUND-CLASS R	MUNDER CAPITAL MGMT	100.000
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
INTERNET FUND CLASS R	MLPF&S FBO	70.017
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
INTERNET FUND CLASS R	MUNDER CAPITAL MGMT	29.983
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
MICRO-CAP EQUITY FUND-CLASS R	MG TRUST COMPANY CUST. FBO	20.225
	FIRST TOOL CORPORATION
	700 17TH STREET
	SUITE 300
	DENVER CO 80202
MICRO-CAP EQUITY FUND-CLASS R	WILMINGTON TRUST COMP TTEE FBO	14.678
	SCALED COMPOSITES, LLC INCENTIVE
	SAVINGS PLAN A/C
	C/O MUTUAL FUNDS
	P O BOX 8971
	WILMINGTON, DE 19899-8971
MICRO-CAP EQUITY FUND-CLASS R	TRUSTLYNX & CO	14.121
	ACCOUNT #
	TRUSTLYNX
	PO BOX 173736
	DENVER CO 80217-3736
MICRO-CAP EQUITY FUND-CLASS R	WILMINGTON TRUST CO TTEE FBO	13.092
	PROFIT SHARING PLAN OF THE RATCLIFF
	ARCHITECTS PLAN A/C
	C/O MUTUAL FUNDS
	P O BOX 8971
	WILMINGTON, DE 19899-8971
MICRO-CAP EQUITY FUND-CLASS R	MG TRUST COMPANY CUST. FBO	8.339
	VICTOR REINZ VALVE SEALS, LLC/
	700 17TH STREET
	SUITE 300
	DENVER CO 80202
SMALL-CAP VALUE FUND-CLASS R	DCGT as TTEE and/or CUST	36.350
	FBO Various Qualifed Plans
	ATTN NPIO TRADE DESK
	711 High Street
	Des Moines, IA 50303
SMALL-CAP VALUE FUND-CLASS R	TRUSTLYNX & CO	13.783
	ACCOUNT #
	TRUSTLYNX
	PO BOX 173736
	DENVER CO 80217-3736
SMALL-CAP VALUE FUND-CLASS R	MLPF&S FBO	11.420
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
SMALL-CAP VALUE FUND-CLASS R	TRUSTLYNX & CO	5.561
	ACCOUNT #
	TRUSTLYNX
	PO BOX 173736
	DENVER CO 80217-3736
MID-CAP CORE GROWTH FUND-CLASS R	NFS LLC FEBO	36.427
	TRANSAMERICA LIFE INSURANCE
	1150 S OLIVE ST STE 2700
	LOS ANGELES CA 90015-2211
SMALL-MID CAP FUND-CLASS R	MLPF&S FBO	78.195
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
SMALL-MID CAP FUND-CLASS R	MUNDER CAPITAL MGMT	10.455
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
SMALL-MID CAP FUND-CLASS R	MG TRUST COMPANY CUST. FBO	7.127
	WOW DISTRIBUTING COMPANY, INC. 401(
	700 17TH STREET
	SUITE 300
	DENVER CO 80202
MID-CAP VALUE FUND-CLASS R	MUNDER CAPITAL MGMT	100.000
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009
HEALTHCARE FUND-CLASS R	MLPF&S FBO	40.074
	THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION (97XXX)
	4800 DEER LAKE DR E 2ND FL
	JACKSONVILLE FL 32246-6484
HEALTHCARE FUND-CLASS R	COUNSEL TRUST FBO	33.715
	TEX-LINK COMMUNICATIONS INC 401K
	1251 WATERFRONT PL
	PITTSBURGH PA 15222-4235
HEALTHCARE FUND-CLASS R	MUNDER CAPITAL MGMT	26.211
	ATTN KIM WINEK
	480 PIERCE ST
	BIRMINGHAM MI 48009

As of October 1, 2007, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the following Funds: Bond Fund, Cash Investment Fund, Healthcare Fund, Index 500 Fund, International Bond Fund, International Equity Fund, Intermediate Bond Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Real Estate Equity Investment Fund, S&P MidCap Index Equity Fund, S&P SmallCap Index Equity Fund, Small-Cap Value Fund, Tax-Free Money Market Fund and Tax-Free Short & Intermediate Bond Fund. As a result, Comerica Bank may be deemed to have control of one or more of these Funds and may be able to affect the outcome of matters presented for a vote of the shareholders of the Funds. Other shareholders of record with more than 25% of the outstanding shares of the Funds are believed to be held only as nominee.

Shareholder Approvals. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

REGISTRATION STATEMENT

This SAI and the Funds’ Prospectuses do not contain all the information included in the Funds’ registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC’s website at http://www.sec.gov.

Statements contained herein and in the Funds’ Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds’ registration statement, each such statement being qualified in all respects by such reference.

ANNUAL FUND OPERATING EXPENSES

Unless otherwise noted, a Fund’s expense ratio, identified as “Annual Fund Operating Expenses” in the Prospectus expense tables, reflects that Fund’s actual operating expenses for its most recent fiscal year as a percentage of the Fund’s average net assets for the year. Because the percentage is based on a Fund’s “average” net assets over a period of one year, it does not identify what the expense ratio would be at asset levels that differ from the average. Asset levels that are substantially higher or lower than the average may result in substantially lower or higher expense ratios. A Fund with a sizable percentage of non-asset-based fees, which experiences a significant asset decline during a fiscal year, may have substantially increased expense ratios in its following fiscal year absent a significant increase in assets or reduction in non-asset-based fees. Depending on the circumstances, a Fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include transfer agency (for certain of the Trust’s other series), sub-accounting, and sub-transfer agency, printing, custody (out-of-pocket), audit and legal fees.

FINANCIAL STATEMENTS

The financial statements of the Funds (including when they were Predecessor Funds, if applicable), including the notes thereto, dated June 30, 2007 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Reports of the Funds, dated as of June 30, 2007. No such information is yet available for the International Fund — Core Equity, International Small-Mid Cap Fund, Mid-Cap Value Fund and Small-Mid Cap 130/30 Fund, each of which had not yet commenced operations as of that date. The information under the caption “Financial Highlights” appearing in each applicable Fund’s Prospectus dated October 31, 2007 shows each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s or class’s operations) through June 30, 2007 and has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

NRSRO CREDIT RATINGS

Following are descriptions of the credit ratings issued by certain NRSROs.

Corporate Bonds

From Moody’s Investors Services, Inc. (“Moody’s”) description of its bond ratings:

“Aaa”: Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”: Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in “Aaa” securities.

“A”: Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

“Baa”: Bonds which are rated “Baa” are considered as medium -grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”: Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well -assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”: Bonds which are rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”: Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

From Standard & Poor’s Corporation (“S&P”) description of its bond ratings:

“AAA”: An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”: An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher -rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B” and “CCC”: Obligations rated “BB,” “B” and “CCC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CCC” the higher. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”: An obligation rated “B” is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

From Fitch Ratings, Inc. (“Fitch”) description of its bond ratings:

“AAA”: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment -grade category.

“BB”: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C”: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

Commercial Paper

The following Moody’s designations indicate the relative repayment ability of rated issuers:

“Prime-1” or “P-1”: Issuers rated “Prime-1” (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” or “P-2”: Issuers rated “Prime-2” (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of “Prime-1” rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days.

“A-1”: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

“A-2”: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A Fitch short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F1”: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

PART C

OTHER INFORMATION

Item 23.		Exhibits.

(a)	(1)	Declaration of Trust is incorporated herein by reference to Exhibit 1 to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 19, 1996.

	(2)	Certificate of Designation of New Shares and Classification of Shares on behalf of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 28, 1998.

	(3)	Certificate of Designation of Classification of Shares on behalf of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 21, 2000.

	(4)	Certificate of Designation of Classification of Shares is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

	(5)	Amendment No. 1 to the Declaration of Trust dated February 15, 2005 is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2005.

(b)	Amended and Restated By-Laws dated May 16, 2006 are incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2006.

(c)	Not Applicable.

(d)	(1)	Combined Investment Advisory Agreement dated December 29, 2006, by and among Registrant, Munder Series Trust and Munder Capital Management is filed herein.

	(2)	Amendment No. 1 dated August 14, 2007 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust and Munder Capital Management is filed herein.

	(3)	Amendment No. 2 dated August 15, 2007 to the Combined Investment Advisory Agreement dated December 29, 2006, among Registrant, Munder Series Trust and Munder Capital Management is filed herein.

(e)	(1)	Distribution Agreement dated August 1, 2007, by and among Registrant, Munder Series Trust and Funds Distributor, Inc. is filed herein.

	(2)	Amendment to Distribution dated August 14, 2007 Agreement by and among Registrant, Munder Series Trust and Funds Distributor, Inc. is filed herein.

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(f)	Not Applicable.

(g)	(1)	Master Custodian Agreement dated September 26, 2001 by and among Registrant, The Munder Funds, Inc., The Munder Funds Trust, St. Clair Funds, Inc. and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 29, 2001.

	(2)	Amendment No. 1 to Master Custodian Agreement dated June 1, 2002, by and among Registrant, The Munder Funds, Inc., The Munder Funds Trust, St. Clair Funds, Inc. and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 26, 2003.

	(3)	Amendment No. 2 to Master Custodian Agreement dated April 30, 2003, by and among Registrant, The Munder Funds, Inc., The Munder Funds Trust, St. Clair Funds, Inc., Munder Series Trust and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 26, 2003.

	(4)	Amendment No. 3 to Master Custodian Agreement dated June 13, 2003, by and among Registrant, Munder Series Trust, The Munder Funds, Inc. and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

	(5)	Amendment No. 4 to Master Custodian Agreement dated October 30, 2003, by and among Registrant, Munder Series Trust, The Munder Funds, Inc. and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

	(6)	Amendment No. 5 to Master Custodian Agreement dated February 25, 2005, by and among the Registrant, Munder Series Trust and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2005.

	(7)	Amendment No. 6 to Master Custodian Agreement dated May 17, 2005, by and among the Registrant, Munder Series Trust and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2005.

	(8)	Amendment No. 7 to Master Custodian Agreement dated August 15, 2005, by and among the Registrant, Munder Series Trust and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2005.

	(9)	Amendment No. 8 to Master Custodian Agreement dated April 17, 2006, by and among the Registrant, Munder Series Trust and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2006.

2

	(10)	Amendment No. 9 to Master Custodian Agreement dated August 14, 2007, by and among the Registrant, Munder Series Trust and State Street Bank and Trust Company is filed herein.

(h)	(1)	Combined Administration Agreement dated October 30, 2003 and Schedule A dated August 10, 2004, by and among Registrant, The Munder Funds, Inc., Munder Series Trust, Munder @Vantage Fund and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

	(2)	Combined Transfer Agency and Registrar Agreement dated June 13, 2003, by and among Registrant, The Munder Funds, Inc., Munder Series Trust, Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

	(3)	Amendment to Combined Transfer Agency and Registrar Agreement dated June 30, 2003, by and among Registrant, The Munder Funds, Inc., Munder Series Trust, Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 25, 2003.

	(4)	Amended Schedule C dated October 1, 2003 to the Combined Transfer Agency and Registrar Agreement by and among the Registrant, The Munder Funds, Inc., Munder Series Trust, The Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

	(5)	Amended Schedule D to the Combined Transfer Agency and Registrar Agreement dated July 1, 2004 by and among the Registrant, Munder Series Trust, The Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2005.

	(6)	Amendment to Combined Transfer Agency and Registrar Agreement dated October 1, 2004 by and among the Registrant, The Munder Funds, Inc., Munder Series Trust, The Munder @Vantage Fund and PFPC, Inc. are incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

	(7)	Amendment to the Combined Transfer Agency and Registrar Agreement dated October 1, 2004 by and among the Registrant, Munder Series Trust, The Munder @Vantage Fund and PFPC, Inc. is filed herein.

3

	(8)	Amendment to the Combined Transfer Agency and Registrar Agreement dated February 25, 2005 by and among the Registrant, Munder Series Trust, The Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2005.

	(9)	Amended Schedule A dated April 17, 2006 to the Combined Administration Agreement dated October 30, 2003, by and among Registrant, Munder Series Trust, Munder @Vantage Fund and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2006.

	(10)	Amended Exhibit 1 dated April 17, 2006 to the Combined Transfer Agency and Registrar Agreement by and among the Registrant, Munder Series Trust, The Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2006.

	(11)	Amendment to the Combined Transfer Agency and Registrar Agreement dated June 16, 2006 by and among the Registrant, Munder Series Trust II (fka The Munder Framlington Funds Trust), The Munder @Vantage Fund and PFPC, Inc. is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2006.

	(12)	Amended Schedule D to the Amendment to the Combined Transfer Agency and Registrar Agreement dated July 1, 2006 by and among the Registrant, Munder Series Trust, The Munder @Vantage Fund and PFPC, Inc. is filed herein.

	(13)	Amended Schedule A dated November 14, 2006 to the Combined Administration Agreement dated October 30, 2003, by and among Registrant, Munder Series Trust, Munder @Vantage Fund and Munder Capital Management is filed herein.

	(14)	Amendment to the Combined Transfer Agency and Registrar Agreement dated July 10, 2007 by and among the Registrant, Munder Series Trust, The Munder @Vantage Fund and PFPC, Inc. is filed herein.

	(15)	Amended Schedule A dated August 14, 2007 to the Combined Administration Agreement dated October 30, 2003, by and among Registrant, Munder Series Trust, Munder @Vantage Fund and Munder Capital Management is filed herein.

(i)	(1)	Opinion and Consent of Counsel is incorporated by reference to the Rule 24f-2 Notice filed on August 28, 1997, Accession Number 0000927405-97-000311.

(j)	Consent of Ernst & Young LLP is filed herein.

(k)	Not Applicable.

(l)	Purchase Agreement dated November 7, 1996, by and between Registrant and Funds Distributor, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 19, 1996.

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(m)	Combined Distribution and Service Plan dated August 14, 2007 is filed herein.

(n)	Amended and Restated Multi-Class Plan dated August 14, 2007 is filed herein.

(p)	Code of Ethics of The Munder Funds and Munder Capital Management is filed herein.

(q)	(1)	Powers of Attorney are incorporated herein by are incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the Commission on October 25, 2000.

	(2)	Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 21, 2001.

	(3)	Power of Attorney is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 28, 2004.

	(4)	Power of Attorney is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 1, 2005.

Item 24. Persons Controlled by or Under Common Control with Registrant.

Not Applicable.

Item 25. Indemnification.

Section 4.3 of the Fund’s Declaration of Trust provides that Trustees and Officers shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred with any claim, action, suit or proceeding in which they become involved by virtue of being or having been a Trustee or Officer. However, no indemnification may be provided: (i) against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of a Trustee or Officer; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof; (iii) in the event of a settlement or other disposition not involving a final adjudication as provided above resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement or other disposition; or (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that a Trustee or Officer is not entitled to

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indemnification under this Section 4.3, provided that either: (i) such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, Officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such Trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of Investment Advisors

(a) Munder Capital Management is a Delaware general partnership. The partners of Munder Capital Management are Munder Capital Holdings, LLC, which owns approximately 99.5% of Munder Capital Management, and Munder Capital Holdings II, LLC, which owns approximately 0.5% of Munder Capital Management. As of June 30, 2007, the ownership of Munder Capital Management was as follows: Munder Capital employees hold partnership units representing 20.3% of the firm’s value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next five years; Crestview Partners GP, L.P. and its affiliates hold units representing 67.1% of the firm’s value; and other minority interest investors hold units holding 12.6% of the value.

Executive Officers of Munder Capital Management include:

John S. Adams, Chief Executive Officer and Chief Investment Officer, who also serves as President and Chief Investment Officer of Pierce Street Advisors, LLC, President and Principal Executive Officer of the Munder Funds and is a Registered Representative for Funds Distributor, Inc., an affiliate of Foreside Financial Group, LLC;

Tony Y. Dong, Vice Chairman;

Peter K. Hoglund, Managing Director, Chief Administrative Officer, who also serves as Chief Administrative Officer of Pierce Street Advisors, LLC and Vice President and Principal Financial Officer of The Munder Funds;

Sharon E. Fayolle, Managing Director, Cash Management, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of Foreside Financial Group, LLC;

James V. FitzGerald, Managing Director of Distribution & Chief Marketing Officer, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of Foreside Financial Group, LLC;

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Anne K. Kennedy, Managing Director, Institutional Investment Services, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of Foreside Financial Group, LLC;

Beth A. Obear, Managing Director, Human Resources;

Peter G. Root, Managing Director and Chief Investment Officer, Fixed Income, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of Foreside Financial Group, LLC;

Stephen J. Shenkenberg ,Managing Director, General Counsel and Chief Compliance Officer, who also serves as General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer of The Munder Funds and is a Registered Representative for Funds Distributor, Inc., an affiliate of Foreside Financial Group, LLC.

For further information relating to the Advisor’s officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 - SEC File No. 801-43894.

Item 27. Principal Underwriters

(a) Funds Distributor, Inc. (“FDI” or the “Distributor”), is located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI is an indirectly wholly-owned subsidiary of Foreside Financial Group, LLC, located at Two Portland Square, Portland, Maine 04101. FDI acts as principal underwriter of the following investment companies other than the Registrant: GMO Trust, Merrimac Series, Munder Series Trust and TD Waterhouse Family of Funds, Inc.

(b)

Name and Principal Business Address	Position and Offices with Funds Distributor, Inc.	Position and Offices with Registrant
Brian K. Bey	President and Director	None
Elliot Dobin	Secretary	None
James E. (Ed) Pike	Financial and Operations Principal	None

(c)	Not Applicable

Item 28. Location of Accounts and Records

(a) Munder Capital Management, 480 Pierce Street or 255 East Brown Street, Birmingham, Michigan 48009 (records relating to its functions as investment advisor and administrator);

(b) Funds Distributor, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 (records relating to its functions as distributor);

(c) PFPC Inc., 101 Federal Street, Boston, Massachusetts 02110 or 4400 Computer Drive, Westborough, Massachusetts 01581 (records relating to its functions as transfer agent); and

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(d) State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (records relating to its functions as custodian and sub-administrator).

Item 29. Management Services

Not Applicable

Item 30. Undertakings

Not Applicable

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 23 to the Registration Statement meets all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 23 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham and The State of Michigan, on the 26th day of October, 2007.

MUNDER SERIES TRUST II

/s/ John S. Adams
By:	John S. Adams, President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities on the date(s) indicated.

Signatures	Title	Date
*/s/ David J. Brophy David J. Brophy	Trustee	October 26, 2007

*/s/ Joseph E. Champagne Joseph E. Champagne	Trustee	October 26, 2007

*/s/ Thomas D. Eckert Thomas D. Eckert	Trustee	October 26, 2007

*/s/ John Engler John Engler	Trustee	October 26, 2007

*/s/ Michael T. Monahan Michael T. Monahan	Trustee	October 26, 2007

*/s/ Arthur T. Porter Arthur T. Porter	Trustee	October 26, 2007

*/s/ John Rakolta, Jr. John Rakolta, Jr.	Trustee	October 26, 2007

*/s/ Lisa A. Payne Lisa A. Payne	Trustee	October 26, 2007

/s/ John S. Adams John S. Adams	President (Principal Executive Officer)	October 26, 2007

/s/ Peter K. Hoglund Peter K. Hoglund	Vice President (Principal Financial Officer)	October 26, 2007

/s/ Cherie N. Ugorowski Cherie N. Ugorowski	Treasurer (Principal Accounting Officer)	October 26, 2007

*By:	/s/ Stephen J. Shenkenberg
Stephen J. Shenkenberg
as Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.		Document
(d)	(1)	Combined Investment Advisory Agreement

	(2)	Amendment No. 1 to the Combined Investment Advisory Agreement

	(3)	Amendment No. 2 to the Combined Investment Advisory Agreement

(e)	(1)	Distribution Agreement

	(2)	Amendment to Distribution Agreement

(g)	(10)	Amendment No. 9 to Master Custodian Agreement

(h)	(7)	Amendment to the Combined Transfer Agency and Registrar Agreement dated October 1, 2004

	(12)	Amended Schedule D to the Amendment to the Combined Transfer Agency and Registrar Agreement dated July 1, 2006

	(13)	Amended Schedule A dated November 14, 2006 to the Combined Administration Agreement

	(14)	Amendment to the Combined Transfer Agency and Registrar Agreement dated July 10, 2007

	(15)	Amended Schedule A dated August 14, 2007 to the Combined Administration Agreement

(j)	Consent of Ernst & Young LLP is filed herein.

(m)	Combined Distribution and Service Plan

(n)	Amended and Restated Multi-Class Plan

(p)	Code of Ethics of The Munder Funds and Munder Capital Management

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